Exhibit 4.1



                         POOLING AND SERVICING AGREEMENT



                                   Relating to


                       FIRST ALLIANCE MORTGAGE LOAN TRUST

                                     1999-2


                                      Among


                        FIRST ALLIANCE MORTGAGE COMPANY,
                             as Seller and Servicer


                                       and


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                         as Trustee and Oversight Agent




                            Dated as of June 1, 1999



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                               TABLE OF CONTENTS

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
ARTICLE I

         DEFINITIONS; RULES OF CONSTRUCTION.......................................................................1
         1.1.     Definitions.....................................................................................1
         1.2.     Use of Words and Phrases.......................................................................26
         1.3.     Captions; Table of Contents....................................................................26
         1.4.     Opinions.......................................................................................26

ARTICLE II

         ESTABLISHMENT AND ORGANIZATION OF THE TRUST.............................................................26
         2.1.     Establishment of the Trust.....................................................................26
         2.2.     Office.........................................................................................26
         2.3.     Purposes and Powers............................................................................27
         2.4.     Appointment of the Trustee; Declaration of Trust...............................................27
         2.5.     Expenses of Trustee............................................................................27
         2.6.     Ownership of the Trust.........................................................................27
         2.7.     Situs of the Trust.............................................................................27
         2.8.     Miscellaneous REMIC Provisions.................................................................27

ARTICLE III

         REPRESENTATIONS, WARRANTIES AND COVENANTS
         OF THE SELLER, THE SERVICER AND THE OVERSIGHT AGENT;
         COVENANT OF SELLER TO CONVEY MORTGAGE LOANS.............................................................28
         3.1.     Representations and Warranties of the Seller...................................................28
         3.2A.    Representations and Warranties of the Servicer.................................................30
         3.2B.    Representations and Warranties of the Oversight Agent..........................................33
         3.3.     Representations and Warranties of the Seller with Respect to the Mortgage Loans................35
         3.4.     Covenants of the Seller to Take Certain Actions with Respect to the Mortgage
                  Loans In Certain Situations....................................................................41
         3.5.     Conveyance of the Mortgage Loans...............................................................42
         3.6.     Acceptance by Trustee; Certain Substitutions of Mortgage Loans;
                  Certification by Trustee.......................................................................46
         3.7.     Cooperation Procedures.........................................................................47
         3.8.     Conveyance of the Subsequent Mortgage Loans....................................................48
         3.9.     Books and Records..............................................................................50

ARTICLE IV

         ISSUANCE AND SALE OF CERTIFICATES.......................................................................50
         4.1.     Issuance of Certificates.......................................................................50
         4.2.     Sale of Certificates...........................................................................50

ARTICLE V

         CERTIFICATES AND TRANSFER OF INTERESTS..................................................................51
         5.1.     Terms..........................................................................................51
         5.2.     Forms..........................................................................................51
         5.3.     Execution, Authentication and Delivery.........................................................51
         5.4.     Registration and Transfer of Certificates......................................................52

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         5.5.     Mutilated, Destroyed, Lost or Stolen Certificates..............................................53
         5.6.     Persons Deemed Owners..........................................................................54
         5.7.     Cancellation...................................................................................54
         5.8.     Limitation on Transfer of Ownership Rights.....................................................54
         5.9.     Assignment of Rights...........................................................................55

ARTICLE VI

         COVENANTS...............................................................................................55
         6.1.     Distributions..................................................................................55
         6.2.     Money for Distributions to be Held in Trust; Withholding.......................................55
         6.3.     Protection of Trust Estate.....................................................................56
         6.4.     Performance of Obligations.....................................................................56
         6.5.     Negative Covenants.............................................................................57
         6.6.     No Other Powers................................................................................57
         6.7.     Limitation of Suits............................................................................57
         6.8.     Unconditional Rights of Owners to Receive Distributions........................................58
         6.9.     Rights and Remedies Cumulative.................................................................58
         6.10.    Delay or Omission Not Waiver...................................................................58
         6.11.    Control by Owners..............................................................................58
         6.12.    Access to Owners of Certificates' Names and Addresses..........................................59

ARTICLE VII

         ACCOUNTS, DISBURSEMENTS AND RELEASES....................................................................59
         7.1.     Collection of Money............................................................................59
         7.2.     Establishment of Accounts......................................................................59
         7.3.     The Certificate Insurance Policies.............................................................59
         7.4      Pre-Funding Account and Capitalized Interest Account...........................................61
         7.5.     Flow of Funds..................................................................................61
         7.6.     Investment of Accounts.........................................................................64
         7.7.     Eligible Investments...........................................................................66
         7.8.     Reports by Trustee.............................................................................67
         7.9.     Additional Reports by Trustee..................................................................69

ARTICLE VIII

         SERVICING AND ADMINISTRATION OF MORTGAGE LOANS..........................................................69
         8.1.     Servicer and Sub-Servicers.....................................................................69
         8.2.     Collection of Certain Mortgage Loan Payments...................................................71
         8.3.     Sub-Servicing Agreements Between Servicer and Sub-Servicers....................................71
         8.4.     Successor Sub-Servicers........................................................................71
         8.5.     Liability of Servicer..........................................................................71
         8.6.     No Contractual Relationship Between Sub-Servicer and Trustee, Oversight
                  Agent or the Owners............................................................................71
         8.7.     Assumption or Termination of Sub-Servicing Agreement by Oversight Agent........................72
         8.8.     Principal and Interest Account.................................................................72
         8.9.     Delinquency Advances, Compensating Interest and Servicing Advances.............................74
         8.10.    Purchase of Delinquent Mortgage Loans..........................................................74
         8.11.    Maintenance of Insurance.......................................................................75
         8.12.    Due-on-Sale Clauses; Assumption and Substitution Agreements....................................75
         8.13.    Realization Upon Defaulted Mortgage Loans......................................................76
         8.14.    Trustee to Cooperate; Release of Files.........................................................77

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         8.15.    Servicing Compensation.........................................................................78
         8.16.    Annual Statement as to Compliance..............................................................78
         8.17.    Annual Independent Certified Public Accountants' Reports.......................................78
         8.18.    Access to Certain Documentation and Information Regarding the Mortgage Loans...................78
         8.19.    Assignment of Agreement........................................................................79
         8.20.    Events of Servicing Termination................................................................79
         8.21.    Resignation of Servicer and Appointment of Successor...........................................82
         8.22.    Waiver of Past Events of Servicing Termination.................................................85
         8.23.    Inspections by Certificate Insurer; Errors and Omissions Insurance.............................85
         8.24.    Merger, Conversion, Consolidation or Succession to Business of Servicer........................85
         8.25.    Notices of Material Events.....................................................................85
         8.26.    Monthly Servicing Report and Servicing Certificate.............................................86
         8.27.    Indemnification by the Seller..................................................................88
         8.28.    Indemnification by the Servicer................................................................89
         8.29.    Appointment and Term of the Servicer...........................................................89
         8.30.    Appointment and Duties of the Oversight Agent..................................................90
         8.31.    Removal of Oversight Agent for Cause...........................................................91

ARTICLE IX

         TERMINATION OF TRUST....................................................................................92
         9.1.     Termination of Trust...........................................................................92
         9.2.     Termination Upon Option of Servicer............................................................93
         9.3.     Termination Upon Loss of REMIC Status..........................................................93
         9.4.     Disposition of Proceeds........................................................................95
         9.5.     Netting of Amounts.............................................................................95

ARTICLE X

         THE TRUSTEE.............................................................................................95
         10.1.    Certain Duties and Responsibilities............................................................95
         10.2.    Removal of Trustee for Cause...................................................................97
         10.3.    Certain Rights of the Trustee..................................................................98
         10.4.    Not Responsible for Recitals or Issuance of Certificates.......................................99
         10.5.    May Hold Certificates..........................................................................99
         10.6.    Money Held in Trust............................................................................99
         10.7.    No Lien for Fees...............................................................................99
         10.8.    Corporate Trustee Required; Eligibility.......................................................100
         10.9.    Resignation and Removal; Appointment of Successor.............................................100
         10.10.   Acceptance of Appointment by Successor Trustee................................................101
         10.11.   Merger, Conversion, Consolidation or Succession to Business of the Trustee....................101
         10.12.   Reporting; Withholding........................................................................102
         10.13.   Liability of the Trustee......................................................................102
         10.14.   Appointment of Co-Trustee or Separate Trustee.................................................102

ARTICLE XI

         MISCELLANEOUS..........................................................................................104
         11.1.    Compliance Certificates and Opinions..........................................................104
         11.2.    Form of Documents Delivered to the Trustee....................................................104
         11.3.    Acts of Owners................................................................................104
         11.4.    Notices, etc. to Trustee......................................................................105
         11.5.    Notices and Reports to Owners; Waiver of Notices..............................................105

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         11.6.    Rules by Trustee and the Seller...............................................................106
         11.7.    Successors and Assigns........................................................................106
         11.8.    Severability..................................................................................106
         11.9.    Benefits of Agreement.........................................................................106
         11.10.   Legal Holidays................................................................................106
         11.11.   Governing Law.................................................................................106
         11.12.   Counterparts..................................................................................106
         11.13.   Usury.........................................................................................106
         11.14.   Amendment.....................................................................................106
         11.15.   REMIC Status; Taxes...........................................................................107
         11.16.   Additional Limitation on Action and Imposition of Tax.........................................109
         11.17.   Appointment of Tax Matters Person.............................................................109
         11.18.   The Certificate Insurer.......................................................................109
         11.19.   Maintenance of Records........................................................................109
         11.20.   Notices.......................................................................................109


EXHIBIT A-1       -- Form of Class A-1 Certificate
EXHIBIT A-2       -- Form of Class A-2 Certificate
EXHIBIT B         -- Form of Class R Certificate
EXHIBIT C         -- Mortgage Loan Schedule
EXHIBIT D         -- Form of Certificate Re: Mortgage Loans Prepaid in full After the Cut-Off Date
EXHIBIT E         -- Form of Initial Certification
EXHIBIT F         -- Form of Final Certification
EXHIBIT G         -- Form of Delivery Order
EXHIBIT H         -- Form of Class R Tax Matters Transfer Certificate
EXHIBIT I         -- Form of Notice for Certificate Insurance Policy
EXHIBIT J         -- Form of Request for Release
EXHIBIT K         -- Form of Servicer Renewal Notice
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                  POOLING AND SERVICING AGREEMENT, relating to FIRST ALLIANCE
MORTGAGE LOAN TRUST 1999-2, dated as of June 1, 1999, by and among FIRST
ALLIANCE MORTGAGE COMPANY, a California corporation in its capacities as the
Seller and the Servicer (respectively, the "Seller" and the "Servicer"), and
NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, in its capacities as the Trustee and the Oversight Agent (respectively, the
"Trustee" and the "Oversight Agent").

                  WHEREAS, the Seller wishes to establish the Trust and two subtrusts and provide for the allocation and sale of the beneficial interests therein and the maintenance and distribution thereof;

                  WHEREAS, the Servicer has agreed to service the Mortgage Loans, which constitute the principal assets of the trust estate;

                  WHEREAS, all things necessary to make the Certificates, when executed and authenticated by the Trustee, valid instruments, and to make this Agreement a valid agreement, in accordance with their and its terms, have been done;

                  WHEREAS, Norwest Bank Minnesota, National Association is willing to serve in the capacities of Trustee and Oversight Agent hereunder; and

                  WHEREAS, MBIA Insurance Corporation (the "Certificate Insurer") is intended to be a third party beneficiary of this Agreement and is hereby recognized by the parties hereto to be a third-party beneficiary of this Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Seller, the Servicer and the Trustee hereby agree as follows:


                                    ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

                  Section 1.1. Definitions. For all purposes of this Agreement, the following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

                  "2/28 Loans": Mortgage Loans that bear interest at a fixed rate for two years after origination and thereafter have periodic adjustments at frequencies in the same manner as Six Month LIBOR Loans.

                  "Account": Any account established in accordance with Section
7.2 or 8.8 hereof.

                  "Addition Notice": With respect to the transfer of Subsequent Mortgage Loans to the Trust for inclusion in Group I or Group II pursuant to
Section 3.8 hereof, notice given not less than two Business Days prior to the Subsequent Transfer Date of the Seller's designation of Subsequent Mortgage Loans to be sold to the Trust for inclusion in Group I or Group II and the aggregate Loan Balance of such Subsequent Mortgage Loans to be delivered for inclusion in each such Group.

                  "Agreement": This Pooling and Servicing Agreement, as it may be amended from time to time, and including the Exhibits hereto.

                  "Appraised Value": The appraised value of any Property based upon the appraisal or other valuation made at the time of the origination of the related Mortgage Loan, or, in the case of a Mortgage

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                                                                       203968.5d

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Loan which is a purchase money mortgage, the sales price of the Property at such time of origination, if such sales price is less than such appraised value.

                  "Authorized Officer": With respect to any Person, any person who is authorized to act for such Person in matters relating to this Agreement, and whose action is binding upon such Person and, with respect to the Seller and the Servicer, initially including those individuals whose names appear on the lists of Authorized Officers delivered on the Startup Day, and with respect to the Trustee, any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or Trust Officer of the Trustee, and with respect to the Oversight Agent, any Vice President, Assistant Vice President or Trust Officer.

                  "Available Funds": With respect to Group I, the Group I Available Funds and with respect to Group II, the Group II Available Funds.

                  "Available Funds Shortfall": Any of the Group I Available Funds Shortfall or the Group II Available Funds Shortfall, as the case may be.

                  "Business Day": Any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the States of New York, Minnesota, Maryland or California or in the city in which the Corporate Trust Office is located or the city in which the principal office of the Certificate Insurer is located are authorized or obligated by law or executive order to be closed.

                  "Capitalized Interest Account": The Capitalized Interest Account established in accordance with Section 7.2 hereof and maintained by the Trustee.

                  "Certificate": Any one of the Class A Certificates or the Class R Certificates, each representing the interests and the rights described in this Agreement.

                  "Certificate Account": The Certificate Account established in accordance with Section 7.2 hereof and maintained by the Trustee; provided that the funds in such account shall not be commingled with any other funds held by the Trustee.

                  "Certificate Insurance Policies": The Group I Certificate Insurance Policy and the Group II Certificate Insurance Policy.

                  "Certificate Insurer": MBIA Insurance Corporation or any successor thereto, as issuer of the Certificate Insurance Policies.

                  "Certificate Insurer Default": The existence and continuance of any of the following:

                  (a) the failure of the Certificate Insurer to make a payment required under a Certificate Insurance Policy in accordance with the terms thereof; or

                  (b) (i) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Certificate Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, rehabilitation, reorganization or other similar law or (B) a decree or order adjudging the Certificate Insurer as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, rehabilitation, arrangement, adjustment or composition of or in respect of the Certificate Insurer under any applicable United States, federal or state law, or appointing a custodian, receiver, liquidator, rehabilitator, assignee, trustee, sequestrator or other similar official of any substantial part of the Certificate Insurer's property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

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                                                                       203968.5d

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                  (ii) the commencement by the Certificate Insurer of a
voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent of the Certificate Insurer to the entry of a decree or order for relief in respect of the Certificate Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency case or proceeding against the Certificate Insurer, or the filing by the Certificate Insurer to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Certificate Insurer of any substantial part of its property, or the failure of the Certificate Insurer to pay debts generally as they become due, or the admission by the Certificate Insurer in writing of its inability to pay its debts generally as they become due.

                  "Certificate Principal Balance": As to the Class A-1 Certificates, the Class A-1 Certificate Principal Balance and as to the Class A-2 Certificates, the Class A-2 Certificate Principal Balance. The Class R Certificates do not have a Certificate Principal Balance.

                  "Class": All of the Class A-1 Certificates or all of the Class A-2 Certificates.

                  "Class A Certificate": Any one of the Class A-1 Certificates or the Class A-2 Certificates.

                  "Class A Distribution Amount": Any of the Class A-1 Distribution Amount or the Class A-2 Distribution Amount.

                  "Class A-1 Certificate": Any Certificate designated as a "Class A-1 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, representing the right to distributions as set forth herein. The Class A-1 Certificates shall be issued with an initial aggregate Certificate Principal Balance equal to the Original Certificate Principal Balance therefor.

                  "Class A-1 Certificate Principal Balance": As of any time of determination, the Original Certificate Principal Balance of the Class A-1 Certificates less any amounts actually distributed on account of the Group I Principal Distribution Amount to the Owners of the Class A-1 Certificates pursuant to Section 7.5(d)(iv)(C) hereof with respect to principal thereon on all prior Payment Dates.

                  "Class A-1 Certificate Termination Date": The Payment Date on which the Class A-1 Certificate Principal Balance is reduced to zero.

                  "Class A-1 Current Interest": With respect to interest accruing after the Cut-Off Date and as of any Payment Date, the sum of (i) the aggregate amount of interest accrued on the Class A-1 Certificate Principal Balance immediately prior to such Payment Date during the related Interest Accrual Period at the Class A-1 Pass-Through Rate and (ii) any Class A-1 Interest Carry-Forward Amount for such Payment Date.

                  "Class A-1 Distribution Amount": With respect to a Payment Date, the sum of (x) the Group I Principal Distribution Amount payable to the Owners of the Class A-1 Certificates pursuant to Section 7.5(d)(iv)(C) on such Payment Date and (y) the Class A-1 Current Interest payable to the Owners of the Class A-1 Certificates pursuant to Section 7.5(d)(iv)(B).

                  "Class A-1 Interest Carry Forward Amount": With respect to the Class A-1 Certificates and any Payment Date, the sum of (x) the amount, if any, by which (i) the Class A-1 Current Interest as of the immediately preceding Payment Date exceeded (ii) the amount of the actual payments of interest made to the Owners of the Class A-1 Certificates on such immediately preceding Payment Date and (y) interest on such amount, calculated at the Class A-1 Pass-Through Rate for the number of days in the related Interest Accrual Period.

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                                                                       203968.5d

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                  "Class A-1 Pass-Through Rate": For any Payment Date on or
prior to the Clean-Up Call Date 7.09% per annum or in the case of any Payment Date thereafter, 7.59% per annum.

                  "Class A-1 Principal Carry-Forward Amount": With respect to any Payment Date, the amount, if any, by which (i) the portion of the Group I Principal Distribution Amount described in clause (y) thereof as of the immediately preceding Payment Date exceeded (ii) the amount of the actual payment of principal made to the Owners of the Class A-1 Certificates on such immediately preceding Payment Date.

                  "Class A-2 Certificate": Any Certificate designated as a "Class A-2 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to distributions as set forth herein. The Class A-2 Certificates shall be issued with an initial aggregate Certificate Principal Balance equal to the Original Certificate Principal Balance therefor.

                  "Class A-2 Certificate Principal Balance": As of any time of determination, the Original Certificate Principal Balance of the Class A-2 Certificates less any amounts actually distributed on account of the Group II Principal Distribution Amount to the Owners of the Class A-2 Certificates pursuant to Section 7.5(d)(iv)(E) hereof with respect to principal thereon on all prior Payment Dates.

                  "Class A-2 Certificate Termination Date": The Payment Date on which the Class A-2 Certificate Principal Balance is reduced to zero.

                  "Class A-2 Current Interest": With respect to interest accruing after the Cut-Off Date and as of any Payment Date, the sum of (i) the aggregate amount of interest accrued on the Class A-2 Certificate Principal Balance immediately prior to such Payment Date during the related Interest Accrual Period at the Class A-2 Pass-Through Rate and (ii) any Class A-2 Interest Carry-Forward Amount for such Payment Date.

                  "Class A-2 Distribution Amount": With respect to a Payment Date, the sum of (x) the Group II Principal Distribution Amount payable to the Owners of the Class A-2 Certificates pursuant to Section 7.5(d)(iv)(E) on such Payment Date and (y) the Class A-2 Current Interest payable to the Owners of the Class A-2 Certificates pursuant to Section 7.5(d)(iv)(D).

                  "Class A-2 Formula Pass-Through Rate": For any Payment Date, the lesser of (x)(i) with respect to any Payment Date which occurs on or prior to the Clean Up Call Date, LIBOR plus 0.30% or (ii) with respect to any Payment Date thereafter, LIBOR plus 0.60% and (y) 15% per annum.

                  "Class A-2 Interest Carry Forward Amount": With respect to the Class A-2 Certificates and any Payment Date, the sum of (x) the amount, if any, by which (i) the Class A-2 Current Interest as of the immediately preceding Payment Date exceeded (ii) the amount of the actual payments of interest made to the Owners of the Class A-2 Certificates on such immediately preceding Payment Date and (y) interest on such amount, calculated at the Class A-2 Pass-Through Rate for the number of days in the related Interest Accrual Period.

                  "Class A-2 Pass-Through Rate": For the initial Payment Date, 5.30%. As of any Payment Date thereafter, the lesser of (i) the Class A-2 Formula Pass-Through Rate and (ii) the Group II Available Funds Cap for such Payment Date.

                  "Class A-2 Principal Carry-Forward Amount": With respect to any Payment Date, the amount, if any, by which (i) the Group II Principal Distribution Amount described in clause (y) thereof as of the immediately preceding Payment Date exceeded (ii) the amount of the actual payment of principal made to the Owners of the Class A-2 Certificates on such immediately preceding Payment Date.

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                                                                       203968.5d

                  "Class R Certificate": Any of those Certificates representing certain residual rights to distributions from the REMIC, designated as a "Class R Certificate" on the face thereof, in the form of Exhibit B hereto and evidencing an interest designated as the "residual interest" in the Trust for purposes of the REMIC Provisions.

                  "Clean-Up Call Date": The first Payment Date on which the aggregate outstanding Loan Balance of the Mortgage Loans has declined to less than $9,000,000.

                  "Code": The Internal Revenue Code of 1986, as amended and any successor statute.

                  "Combined Loan-to-Value Ratio": With respect to any First Mortgage Loan, the percentage equal to the Original Principal Amount of the related Note divided by the Appraised Value of the related Property, and with respect to any Second Mortgage Loan, the percentage equal to (a) the sum of (i) the remaining principal balance, as of origination of the Second Mortgage Loan, of the Senior Lien note(s) relating to such Second Mortgage Loan and (ii) the Original Principal Amount of the Note relating to such Second Mortgage Loan divided by (b) the Appraised Value of the related Property.

                  "Compensating Interest": The amount calculated pursuant to
Section 8.9(b) hereof.

                  "Corporate Trust Office": The principal office of the Trustee at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0113,
Attention: First Alliance Mortgage Loan Trust 1999-2 or any other office of the Trustee designated as such hereunder.

                  "Coupon Rate": The annual rate of interest borne by each Note.

                  "Current Interest": As of any Payment Date, the sum of the Class A-1 Current Interest and the Class A-2 Current Interest.

                  "Curtailment": With respect to a Mortgage Loan, any payment of principal received during a Remittance Period as part of a payment that is in excess of the amount of the monthly payment due for such Remittance Period and which is not a Prepaid Installment or made in respect of a Paid-in-Full Mortgage Loan, nor is intended to cure a delinquency.

                  "Cut-Off Date":  June 1, 1999.

                  "Delinquency Advance": The amount calculated pursuant to
Section 8.9(a) hereof.

                  "Delinquent": A Mortgage Loan is "Delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the second day of the month immediately succeeding the month in which such payment was due. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

                  "Delivery Order": The delivery order in the form set forth as Exhibit G hereto and delivered by the Seller to the Trustee on the Startup Day pursuant to Section 4.1 hereof.

                  "Depository": The Depository Trust Company, 55 Water Street, New York, New York 10041-0099 and any successor Depository hereafter named.

                  "Designated Depository Institution": With respect to any Account, an institution whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the long-term deposits of which shall be rated (x) "A" or better by Standard & Poor's and (y) "A2" or better

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                                                                       203968.5d
by Moody's and in one of the highest short-term rating categories, unless otherwise approved in writing by the Certificate Insurer and each of Moody's and Standard & Poor's, and which is any of the following: (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Certificate Insurer, Moody's and Standard & Poor's and, in each case acting or designated by the Servicer as the depository institution for the Principal and Interest Account; provided, however, that any such institution or association shall have combined capital, surplus and undivided profits of at least $100,000,000. Notwithstanding the foregoing, any Account may be held by (a) the Trustee or (b) an institution otherwise meeting the preceding requirements except that the only applicable rating requirement shall be that the unsecured and uncollateralized debt obligations thereof shall be rated "Baa3" or better by Moody's if such institution has trust powers and the Principal and Interest Account is held by such institution in its trust capacity and not in its commercial capacity.

                  "Determination Date": The 10th day of each month, or if such day is not a Business Day, the next succeeding Business Day.

                  "Direct Participant" or "DTC Participant": Any broker-dealer, bank or other financial institution for which the Depository holds Class A Certificates from time to time as a securities depository.

                  "Disqualified Organization": "Disqualified Organization" shall have the meaning set forth from time to time in the definition thereof at
Section 860E(e)(5) of the Code (or any successor statute thereto) and applicable to the Trust.

                  "Due Date": The first day of the month of the related Payment Date.

                  "Due Period": With respect to any Payment Date, the period commencing on the second day of the month preceding the month of such Payment Date (or, with respect to the first Due Period, the day following the Cut-Off
Date) and ending on the first day of the month of such Payment Date.

                  "Eligible Investments": Those investments so designated pursuant to Section 7.7 hereof.

                  "Event of Default": Any event described in clauses (a) or (b) of Section 8.20 hereof.

                  "Event of Servicing Termination": Any event as described in
Section 8.20 hereof.

                  "Excess Subordinated Amount": With respect to any Mortgage Loan Group and Payment Date, the excess, if any, of (x) the Subordinated Amount that would apply to such Mortgage Loan Group on such Payment Date after taking into account the payment of the related Class A Distribution Amount on such Payment Date (before giving effect to any related Subordination Reduction Amount on such Payment Date) over (y) the related Specified Subordinated Amount for such Payment Date.

                  "Fannie Mae": The Federal National Mortgage Association, a federally-chartered and privately-owned corporation existing under the Federal National Mortgage Association Charter Act, as amended, or any successor thereof.

                  "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

                  "Fees and Expenses": With respect to any Payment Date, and Group I, the sum of the Group I Premium Amount and the portion of the Oversight Agent Fee applicable to Group I; and with respect to

                                       6
                                                                       203968.5d
any Payment Date and Group II, the sum of the Group II Premium Amount and the portion of the Oversight Agent Fee applicable to Group II.

                  "FHLMC": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended, or any successor thereof.

                  "File": The documents delivered to the Trustee pursuant to
Section 3.5 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the mortgage file pursuant to this Agreement.

                  "Final Certification": The final certification in the form set forth as Exhibit F hereto and delivered by the Trustee to the Seller within 90 days after the Startup Day pursuant to Section 3.6 hereof.

                  "Final Determination": As defined in Section 9.3(a) hereof.

                  "First Mortgage Loan": A Mortgage Loan which constitutes a first priority mortgage lien with respect to any Property.

                  "Funding Period": With respect to each of Group I and Group II, the period commencing on the Startup Day and ending on the earliest to occur of (i) the date on which the amount on deposit in the Pre-Funding Account with respect to such Group (exclusive of any Pre-Funding Account Earnings with respect to such Group) is less than $100,000, (ii) the date on which the Servicer may be removed pursuant to Section 8.20(a) hereof and (iii) July 30, 1999.

                  "Group I": The pool of Mortgage Loans identified in the related Schedules of Mortgage Loans as having been assigned to Group I, including any Qualified Replacement Mortgages delivered in replacement thereof and each Subsequent Mortgage Loan delivered to the Trust for inclusion therein.

                  "Group I Amortized Subordinated Amount Requirement": As of any date of determination, the product of (x) 1.50% and (y) the Group I Maximum Collateral Amount.

                  "Group I Available Funds": The amount calculated pursuant to
Section 7.3(a)(i) hereof.

                  "Group I Available Funds Shortfall": The amount calculated pursuant to Section 7.5(d)(ii)(A).

                  "Group I Capitalized Interest Requirement": With respect to the Payment Dates in July and August 1999, an amount equal to interest accruing from the related Due Date through the Subsequent Transfer Date at a rate equal to the sum of the Class A-1 Pass-Through Rate plus the Fees and Expenses related to Group I (expressed as a per annum rate), less the portion of the Pre-Funding Account earnings allocable to Group I (expressed as a per annum rate), on the amount by which the Class A-1 Certificate Principal Balance exceeds the aggregate Loan Balance of the Mortgage Loans in Group I at the date of determination.

                  "Group I Certificate Insurance Policy": The certificate guaranty insurance policy (number 29452) dated June 16, 1999 issued by the Certificate Insurer to the Trustee for the benefit of the Owners of the Class A-1 Certificates.

                  "Group I Initial Specified Subordinated Amount": $825,000.

                  "Group I Insured Payment": As defined in the Group I Certificate Insurance Policy.

                                       7
                                                                       203968.5d

                  "Group I Interest Remittance Amount": As of any Remittance Date, the sum, without duplication, of (i) all scheduled interest due on the Due Date occurring during the related Due Period, with respect to the Group I Mortgage Loans to the extent collected by the Servicer during the related Due Period, (ii) all Delinquency Advances relating to interest made by the Servicer on such Remittance Date with respect to the Group I Mortgage Loans and (iii) all Compensating Interest paid by the Servicer on such Remittance Date with respect to the Group I Mortgage Loans, which sum shall be net of the Group I Servicing Fee retained by the Servicer pursuant to Sections 8.8(c)(i) and 8.15 hereof.

                  "Group I Maximum Collateral Amount":  $55,000,000.

                  "Group I Monthly Remittance Amount": As of any Remittance Date, the sum of (i) the Group I Interest Remittance Amount for such Remittance Date and (ii) the Group I Principal Remittance Amount for such Remittance Date.

                  "Group I Original Aggregate Loan Balance": The aggregate Loan Balance of all Initial Mortgage Loans in Group I as of the Cut-Off Date, i.e., $42,461,485.13.

                  "Group I Original Capitalized Interest Amount": $94,491.64, which represents the expected amount of interest accruing from June 1, 1999 to July 30, 1999, at a rate equal to the sum of the Class A-1 Pass-Through Rate plus the Fees and Expenses related to Group I (expressed as a per annum rate), less the portion of the Pre-Funding Account earnings allocable to Group I (expressed as a per annum rate), on the amount by which the Class A-1 Certificate Principal Balance exceeds the Initial Mortgage Loans in Group I.

                  "Group I Overfunded Interest Amount": The portion of the Group I Original Capitalized Interest Amount in the Capitalized Interest Account remaining on deposit on the second Payment Date after the Startup Day, after taking into account the distribution of the Class A-1 Distribution Amount.

                  "Group I Preference Amount": As defined in the Group I Certificate Insurance Policy.

                  "Group I Premium Amount": As to any Payment Date, the product of one-twelfth of (x) the Group I Premium Percentage and (y) the Class A-1 Certificate Principal Balance on such Payment Date (before taking into account any distributions of principal to be made to the Owners of the Class A-1 Certificates on such Payment Date).

                  "Group I Premium Percentage": As defined in the Group I Certificate Insurance Policy.

                  "Group I Principal Distribution Amount": With respect to the Class A-1 Certificates for any Payment Date, the lesser of:

                  (x) the Group I Total Available Funds plus any Group I Insured Payment minus the Class A-1 Current Interest and any Fees and Expenses related to Group I for such Payment Date; and

                  (y)      the excess, if any, of

                           (i)   the sum, without duplication of:

                                 (a)    the Class A-1 Principal Carry Forward
                                        Amount for such Payment Date,

                                 (b) the principal portion of all scheduled monthly payments on the Mortgage Loans in Group I due on the related Due Date during the

                                       8
                                                                       203968.5d
                                        related Due Period, to the extent
                                        actually received by the Servicer on or
                                        prior to the related Remittance Date or
                                        to the extent advanced by the Servicer
                                        on or prior to the related Remittance
                                        Date and the principal portion of any
                                        Prepayments made by the respective
                                        Mortgagors during the related Remittance
                                        Period,

                                 (c) the Loan Balance of each Mortgage Loan in Group I that either was repurchased by the Seller or an Originator or purchased by the Servicer on the related Remittance Date,

                                 (d)    any Substitution Amounts delivered by
                                        the Seller or an Originator on the
                                        related Remittance Date in connection
                                        with a substitution of a Mortgage Loan
                                        in Group I (to the extent such
                                        Substitution Amounts relate to
                                        principal),

                                 (e)    all Net Liquidation Proceeds actually
                                        collected by the Servicer with respect
                                        to the Mortgage Loans in Group I during
                                        the related Remittance Period (to the
                                        extent such Net Liquidation Proceeds
                                        relate to principal),

                                 (f) the amount of any Group I Subordination Deficit for such Payment Date,

                                 (g) the proceeds received by the Trustee of any termination as set forth in Article IX hereof of Group I (to the extent such proceeds related to principal),

                                 (h) any moneys released from the Pre-Funding Account as a prepayment of the Class A-1 Certificates on the Payment Date that immediately follows the end of the Funding Period; and

                                 (i) the amount of any Subordination Increase Amount with respect to Group I for such Payment Date, to the extent of any Net Monthly Excess Cashflow available for such purpose;

                           over

                           (ii) the amount of any Subordination Reduction Amount with respect to Group I for such Payment Date.

                  "Group I Principal Remittance Amount": As of any Remittance Date, the sum, without duplication, of (i) the scheduled principal due on the Due Date occurring during the related Due Period with respect to Mortgage Loans in Group I to the extent actually collected by the Servicer during the related Due Period, (ii) Prepayments collected in the related Remittance Period and relating to principal on the Mortgage Loans in Group I, (iii) the Loan Balance of each such Mortgage Loan in Group I that either was repurchased by an Originator or by the Seller or purchased by the Servicer on such Remittance Date, to the extent such Loan Balance was actually deposited in the Principal and Interest Account, (iv) any Substitution Amounts delivered by the Seller in connection with a substitution of a Mortgage Loan in Group I, to the extent such Substitution Amounts relate to principal, (v) all Net Liquidation Proceeds actually collected by the Servicer with respect to such Mortgage Loans in Group I during the related Remittance Period (to the extent such Liquidation Proceeds are related to principal), (vi) all Delinquency Advances relating to principal made by the Servicer on such Remittance Date with respect to Group I and (vii) the amount of any investment losses required to be deposited by the Seller or the Servicer pursuant to Sections 7.6(f) or 8.8(b) hereof.

                                       9
                                                                       203968.5d

                  "Group I Projected Net Monthly Excess Cashflow": As of any date of calculation, Net Monthly Excess Cashflow relating to Group I (other than any Subordination Reduction Amount included therein), as calculated pursuant to
Section 7.5(d)(iii) hereof on the Payment Date immediately preceding such date of calculation.

                  "Group I Reimbursement Amount": As of any Payment Date, the sum of (x)(i) all Group I Insured Payments previously received by the Trustee and not previously repaid to the Certificate Insurer pursuant to Section 7.5(d)(iv)(A)(I) hereof plus (ii) interest accrued on each such Group I Insured Payment not previously repaid calculated at the Late Payment Rate from the date the Trustee received the related Group I Insured Payment to, but not including, such Payment Date and (y)(i) any amounts then due and owing to the Certificate Insurer relating to Group I under the Insurance Agreement plus (ii) interest on such amounts at the Late Payment Rate. The Certificate Insurer shall notify the Trustee and the Seller of the amount of any Group I Reimbursement Amount.

                  "Group I Servicing Fee": With respect to Group I, as to any Remittance Period, the product of (x) the Servicing Fee Rate over such period and (y) the aggregate Loan Balances of the Mortgage Loans in Group I as of the opening of business on the first day of the related Remittance Period. Such Group I Servicing Fee is retained by the Servicer pursuant to Sections 8.8(c)(i) and 8.15 hereof.

                  "Group I Specified Subordinated Amount": Means (a) for any Payment Date occurring during the period commencing on the Startup Day and ending on the later of (i) the date on which principal equal to one-half of the Group I Maximum Collateral Amount has been received and (ii) the 30th Payment Date following the Startup Day, the greater of (A) the Group I Amortized Subordinated Amount Requirement and (B) two (2) times the excess, if any, of (x) one-half of the aggregate Loan Balances of all Mortgage Loans in Group I which are 90 or more days Delinquent (including REO Properties and Mortgage Loans in foreclosure or bankruptcy) over (y) five (5) times the Group I Projected Net Monthly Excess Cashflow as of such Payment Date; and (b) for any Payment Date occurring after the end of the period in clause (a) above, the greatest of (i) the lesser of (A) the Group I Amortized Subordinated Amount Requirement and (B) 3.00% times the current Class A-1 Certificate Principal Balance, (ii) two (2) times the excess of (A) one-half of the aggregate Loan Balances of all Mortgage Loans in Group I which are 90 or more days Delinquent (including REO Properties and Mortgage Loans in foreclosure or bankruptcy) over (B) five (5) times the Group I Projected Net Monthly Excess Cashflow as of such Payment Date and (iii) an amount equal to 0.75% of the Group I Maximum Collateral Amount; provided, however, notwithstanding the above, in the event that any Group I Insured Payment or Group II Insured Payment is made by the Certificate Insurer, the amount described in this clause (b) shall remain equal to the Group I Amortized Subordinated Amount Requirement. The Group I Specified Subordinated Amount may be reduced or eliminated by the Certificate Insurer in its sole discretion. Prior to any such reduction or elimination, the Servicer and the Certificate Insurer shall give written notice to the Rating Agencies.

                  "Group I Subordinated Amount": As of any Payment Date, the positive difference, if any, between (x) the sum of (i) the aggregate Loan Balances of the Mortgage Loans in Group I as of the close of business on the last day of the related Remittance Period, after taking into account payments of scheduled principal on the Mortgage Loans in Group I due on the Due Date which immediately follows the last day of such Remittance Period, and (ii) any amount on deposit in the Pre-Funding Account relating to Group I less any Pre-Funding Account Earnings related to Group I on the last day of the related Remittance Period and (y) the Class A-1 Certificate Principal Balance as of such Payment Date (after taking into account the payment of the Group I Principal Distribution Amount (except payment to be made as to principal on such Payment Date from the proceeds of the Group I Certificate Insurance Policy) on such Payment Date).

                  "Group I Subordination Deficit": With respect to any Payment Date, the amount, if any, by which (x) the Class A-1 Certificate Principal Balance, after taking into account the payment of the Group I Principal Distribution Amount on such Payment Date (except any payment to be made as to principal on

                                       10
                                                                       203968.5d
such Payment Date from the proceeds of the Group I Certificate Insurance Policy), exceeds the sum of (y) the aggregate Loan Balance of the Mortgage Loans in Group I as of the close of business on the last day of the preceding Remittance Period after taking into account payments of scheduled principal on such Mortgage Loans due on the Due Date in the calendar month in which such Payment Date occurs and (z) the portion of the Pre-Funded Amount related to Group I as of the close of business on the last day of the related Remittance Period; provided that for the purpose of calculating Loan Balances to determine if a Group I Subordination Deficit exists, the aggregate amount of the principal component of all unreimbursed Delinquency Advances relating to Group I shall be deducted from the related actual Loan Balances.

                  "Group I Total Available Funds": The amount calculated pursuant to Section 7.3(a)(i) hereof.

                  "Group I Total Available Funds Shortfall": The amount calculated pursuant to Section 7.3(b) hereof.

                  "Group I Total Monthly Excess Spread": With respect to any Payment Date, the positive difference between (i) the Group I Interest Remittance Amount for the Due Period relating to such Payment Date plus any amount transferred from the Capitalized Interest Account relating to Group I and
(ii) the sum of (x) the interest due on the Class A-1 Certificates on such Payment Date, (y) the Fees and Expenses related to Group I, if any, for such Payment Date and (z) the Group I Servicing Fee for such Payment Date.

                  "Group II": The pool of Mortgage Loans identified in the related Schedules of Mortgage Loans as having been assigned to Group II, including any Qualified Replacement Mortgages delivered in replacement thereof and each Subsequent Mortgage Loan delivered to the Trust for inclusion therein.

                  "Group II Amortized Subordinated Amount Requirement": As of any date of determination, the product of (x) 3.00% and (y) the Group II Maximum Collateral Amount.

                  "Group II Available Funds": The amount calculated pursuant to
Section 7.3(a)(ii) hereof.

                  "Group II Available Funds Cap": As of any Payment Date, the weighted average of the Coupon Rates on the Mortgage Loans in Group II less the sum of (a) the Group II Servicing Fee Rate and (b) the rates at which the Fees and Expenses applicable to Group II are determined and (b) beginning on the thirteenth Payment Date following the Startup Day, 0.50% per annum.

                  "Group II Available Funds Cap Carry-Forward Amortization Amount": As of any Payment Date, any Group II Available Funds Cap Carry-Forward Amount distributed to the Owners of the Class A-2 Certificates on such Payment Date pursuant to Section 7.5(d)(iii) hereof.

                  "Group II Available Funds Cap Carry-Forward Amount": As of any Payment Date, the sum of (A) an amount equal to (x) the excess, if any, of (a) the aggregate amount of interest accrued on the Class A-2 Certificates on all prior Payment Dates, calculated at the Class A-2 Formula Pass-Through Rate applicable to each such Payment Date over (b) the aggregate amount of interest accrued on the Class A-2 Certificates on all prior Payment Dates, calculated at the Class A-2 Pass-Through Rate applicable to each such Payment Date, minus (y) all Group II Available Funds Cap Carry-Forward Amortization Amounts actually paid on or before such Payment Date, and (B) the product of (x) one-twelfth of the Class A-2 Formula Pass-Through Rate on such Payment Date and (y) the amounts described in clause (A).

                  "Group II Available Funds Shortfall": The amount calculated pursuant to Section 7.5(d)(ii)(A).

                  "Group II Capitalized Interest Requirement": With respect to the Payment Dates in July and August 1999, an amount equal to interest accruing from the related Due Date (or from the Startup Day, in

                                       11
                                                                       203968.5d
the case of the July 1999 Payment Date) through the Subsequent Transfer Date at a rate equal to the sum of the Class A-2 Pass-Through Rate plus the Fees and Expenses related to Group II (expressed as a per annum rate), less the portion of the Pre-Funding Account earnings allocable to Group II (expressed as a per annum rate), on the amount by which the Class A-2 Certificate Principal Balance exceeds the aggregate Loan Balance of the Mortgage Loans in Group II at the date of determination.

                  "Group II Certificate Insurance Policy": The certificate guaranty insurance policy (number 29453) dated June 16, 1999 issued by the Certificate Insurer to the Trustee for the benefit of the Owners of the Class A-2 Certificates.

                  "Group II Initial Specified Subordinated Amount": $1,050,000.

                  "Group II Insured Payment": As defined in the Group II Certificate Insurance Policy.

                  "Group II Interest Remittance Amount": As of any Remittance Date, the sum, without duplication, of (i) all scheduled interest due on the Due Date occurring during the related Due Period, with respect to the Group II Mortgage Loans to the extent collected by the Servicer during the related Due Period, (ii) all Delinquency Advances relating to interest made by the Servicer on such Remittance Date with respect to the Group II Mortgage Loans and (iii) all Compensating Interest paid by the Servicer on such Remittance Date with respect to the Group II Mortgage Loans, which sum shall be net of the Group II Servicing Fee retained by the Servicer pursuant to Sections 8.8(c)(i) and 8.15 hereof.

                  "Group II Maximum Collateral Amount": $35,000,000.

                  "Group II Monthly Remittance Amount": As of any Remittance Date, the sum of (i) the Group II Interest Remittance Amount for such Remittance Date and (ii) the Group II Principal Remittance Amount for such Remittance Date.

                  "Group II Original Aggregate Loan Balance": The aggregate Loan Balance of all Initial Mortgage Loans in Group II as of the Cut-Off Date, i.e., $27,286,863.23.

                  "Group II Original Capitalized Interest Amount": $17,633.09, which represents the expected amount of interest accruing from the Startup Day to July 30, 1999, at a rate equal to the sum of the Class A-2 Pass-Through Rate plus the Fees and Expenses related to Group II (expressed as a per annum rate), less the amount of the Pre-Funding Account earnings allocable to Group II (expressed as a per annum rate), on the amount by which the Class A-2 Certificate Principal Balance exceeds the Initial Mortgage Loans in Group II.

                  "Group II Overfunded Interest Amount": The portion of the Group II Original Capitalized Interest Amount in the Capitalized Interest Account remaining on deposit on the second Payment Date after the Startup Day, after taking into account the distribution of the Class A-2 Distribution Amount.

                  "Group II Preference Amount": As defined in the Group II Certificate Insurance Policy.

                  "Group II Premium Amount": As to any Payment Date, the product of one-twelfth of (x) the Group II Premium Percentage and (y) the Class A-2 Certificate Principal Balance on such Payment Date (before taking into account any distributions of principal to be made to the Owners of Class A-2 Certificates on such Payment Date).

                  "Group II Premium Percentage": As defined in the Group II Certificate Insurance Policy.

                                       12
                                                                       203968.5d

                  "Group II Principal Distribution Amount": With respect to the Class A-2 Certificates for any Payment Date, the lesser of:

                  (x) the Group II Total Available Funds plus any Group II Insured Payment minus the Class A-2 Current Interest and any Fees and Expenses related to Group II for such Payment Date; and

                  (y)      the excess, if any, of

                           (i)   the sum, without any duplication of:

                                 (a)    the Class A-2 Principal Carry-Forward
                                        Amount for such Payment Date,

                                 (b) the principal portion of all scheduled monthly payments on the Mortgage Loans in Group II due on the related Due Date during the related Due Period, to the extent actually received by the Servicer on or prior to the related Remittance Date or to the extent advanced by the Servicer on or prior to the related Remittance Date and the principal portion of any Prepayments made by the respective Mortgagors during the related Remittance Period,

                                 (c) the Loan Balance of each Mortgage Loan in Group II that either was repurchased by the Seller or an Originator or purchased by the Servicer on the related Remittance Date,

                                 (d)    any Substitution Amounts delivered by
                                        the Seller or an Originator on the
                                        related Remittance Date in connection
                                        with a substitution of a Mortgage Loan
                                        in Group II (to the extent such
                                        Substitution Amounts relate to
                                        principal),

                                 (e)    all Net Liquidation Proceeds actually
                                        collected by the Servicer with respect
                                        to the Mortgage Loans in Group II during the related Remittance Period (to the extent such Net Liquidation Proceeds relate to principal),

                                 (f) the amount of any Group II Subordination Deficit for such Payment Date,

                                 (g) the proceeds received by the Trustee of any termination as set forth in Article IX hereto of Group II (to the extent such proceeds related to principal),

                                 (h) any moneys released from the Pre-Funding Account as a prepayment of the Class A-2 Certificates on the Payment Date that immediately follows the end of the Pre-Funding Period, and

                                 (i) the amount of any Subordination Increase Amount with respect to Group II for such Payment Date, to the extent of any Net Monthly Excess Cashflow available for such purpose;

                     over

                                       13
                                                                       203968.5d

                           (ii) the amount of any Subordination Reduction Amount with respect to Group II for such Payment Date.

                  "Group II Principal Remittance Amount": As of any Remittance Date, the sum, without duplication, of (i) the scheduled principal due on the Due Date occurring during the related Due Period with respect to Mortgage Loans in Group II to the extent actually collected by the Servicer during the related Due Period, (ii) Prepayments collected in the related Remittance Period and relating to principal on the Mortgage Loans in Group II, (iii) the Loan Balance of each such Mortgage Loan in Group II that either was repurchased by an Originator or by the Seller or purchased by the Servicer on such Remittance Date, to the extent such Loan Balance was actually deposited in the Principal and Interest Account, (iv) any Substitution Amounts delivered by the Seller in connection with a substitution of a Mortgage Loan in Group II, to the extent such Substitution Amounts relate to principal, (v) all Net Liquidation Proceeds actually collected by the Servicer with respect to such Mortgage Loans in Group II during the related Remittance Period (to the extent such Liquidation Proceeds are related to principal), (vi) all Delinquency Advances relating to principal made by the Servicer on such Remittance Date with respect to Group II and (vii) the amount of any investment losses required to be deposited by the Seller or the Servicer pursuant to Sections 7.6(f) and 8.8(b) hereof.

                  "Group II Projected Net Monthly Excess Cashflow": As of any date of calculation, Net Monthly Excess Cashflow relating to Group II (other than any Subordination Reduction Amount included therein), as calculated pursuant to Section 7.5(d)(iii) hereof on the Payment Date immediately preceding such date of calculation.

                  "Group II Reimbursement Amount": As of any Payment Date, the sum of (x)(i) all Group II Insured Payments previously received by the Trustee and not previously repaid to the Certificate Insurer pursuant to Section 7.5(d)(iv)(A)(1) hereof plus (ii) interest accrued on each such Group II Insured Payment not previously repaid calculated at the Late Payment Rate from the date the Trustee received the related Group II Insured Payment to, but not including, such Payment Date and (y)(i) any amounts then due and owing to the Certificate Insurer relating to Group II under the Insurance Agreement plus (ii) interest on such amounts at the Late Payment Rate. The Certificate Insurer shall notify the Trustee and the Seller of the amount of any Group II Reimbursement Amount.

                  "Group II Servicing Fee": With respect to Group II, as to any Remittance Period, the product of (x) the Servicing Fee Rate over such period and (y) the aggregate Loan Balances of the Mortgage Loans in Group II as of the opening of business on the first day of the related Remittance Period. Such Group II Servicing Fee is retained by the Servicer pursuant to Sections 8.8(c)(i) and 8.15 hereof.

                  "Group II Specified Subordinated Amount": Means (a) for any Payment Date occurring during the period commencing on the Startup Day and ending on the later of (i) the date on which principal equal to one-half of the Group II Maximum Collateral Amount has been received and (ii) the 30th Payment Date following the Startup Day, the greater of (A) the Group II Amortized Subordinated Amount Requirement and (B) two (2) times the excess, if any, of (x) one-half of the aggregate Loan Balances of all Mortgage Loans in Group II which are 90 or more days Delinquent (including REO Properties and Mortgage Loans in foreclosure or bankruptcy) over (y) three (3) times the Group II Projected Net Monthly Excess Cashflow as of such Payment Date; and (b) for any Payment Date occurring after the end of the period in clause (a) above, the greatest of (i) the lesser of (A) the Group II Amortized Subordinated Amount Requirement and (B) 6.00% times the current Class A-2 Certificate Principal Balance, (ii) two (2) times the excess of (A) one-half of the aggregate Loan Balances of all Mortgage Loans in Group II which are 90 or more days Delinquent (including REO Properties and Mortgage Loans in foreclosure or bankruptcy) over (B) three (3) times the Group II Projected Net Monthly Excess Cashflow as of such Payment Date and (iii) an amount equal to 0.75% of the Group II Maximum Collateral Amount; provided, however, notwithstanding the above, in the event that any Group I Insured Payment or Group II Insured Payment is made by the

                                       14
                                                                       203968.5d

Certificate Insurer, the amount described in this clause (b) shall remain equal to the Group II Amortized Subordinated Amount Requirement. The Specified Subordinated Amount may be reduced or eliminated by the Certificate Insurer in its sole discretion. Prior to any such reduction or elimination, the Servicer and the Certificate Insurer shall give written notice to the Rating Agencies.

                  "Group II Subordinated Amount": As of any Payment Date, the difference, if any, between (x) the sum of (i) the aggregate Loan Balances of the Mortgage Loans in Group II as of the close of business on the last day of the related Remittance Period, after taking into account payments of scheduled principal on the Mortgage Loans in Group II due on the Due Date which immediately follows the last day of such Remittance Period, and (ii) any amount on deposit in the Pre-Funding Account relating to Group II less any Pre-Funding Account Earnings related to Group II on the last day of the related Remittance Period and (y) the Class A-2 Certificate Principal Balance as of such Payment Date (after taking into account the payment of the Class Group II Principal Distribution Amount (except any payment to be made as to principal on such Payment Date from the proceeds of the Group II Certificate Insurance Policy) on such Payment Date).

                  "Group II Subordination Deficit": With respect to any Payment Date, the amount, if any, by which (x) the Class A-2 Certificate Principal Balance, after taking into account the payment of the Group II Principal Distribution Amount on such Payment Date (except any payment to be made as to principal on such Payment Date from the proceeds of the Group II Certificate Insurance Policy), exceeds the sum of (y) the aggregate Loan Balance of the Mortgage Loans in Group II as of the close of business on the last day of the preceding Remittance Period after taking into account payments of scheduled principal on such Mortgage Loans due on the Due Date in the calendar month in which such Payment Date occurs and (z) the portion of the Pre-Funded Amount related to Group II as of the close of business on the last day of the related Remittance Period; provided that for the purpose of calculating Loan Balances to determine if a Group II Subordination Deficit exists, the aggregate amount of the principal component of all unreimbursed Delinquency Advances relating to Group II shall be deducted from the related actual Loan Balances.

                  "Group II Total Available Funds": The amount calculated pursuant to Section 7.3(a)(ii) hereof.

                  "Group II Total Available Funds Shortfall": The amount calculated pursuant to Section 7.3(b) hereof.

                  "Group II Total Monthly Excess Spread": With respect to any Payment Date, the positive difference between (i) the Group II Interest Remittance Amount for the Due Period relating to such Payment Date plus any amount transferred from the Capitalized Interest Account relating to Group II and (ii) the sum of (x) the interest due on the Class A-2 Certificates on such Payment Date, (y) the Fees and Expenses related to Group II, if any, for such Payment Date and (z) the Group II Servicing Fee for such Payment Date.

                  "Highest Lawful Rate": As set forth in Section 11.13.

                  "Indemnification Agreement": The Indemnification Agreement dated as of June 7, 1999, among the Certificate Insurer, the Seller and the Underwriter.

                  "Indirect Participant": Any financial institution for whom any Direct Participant holds an interest in a Class A Certificate.

                  "Initial Certification": The initial certification in the form set forth as Exhibit E hereto and delivered by the Trustee to the Seller on the Startup Day pursuant to Section 3.6 hereof.

                                       15
                                                                       203968.5d

                  "Initial Mortgage Loans": The Mortgage Loans to be sold to the Trust by the Seller on the Startup Day.

                  "Initial Premium": The initial premium (covering one month) for Group I and Group II payable by the Seller on behalf of the Trust to the Certificate Insurer in consideration of the delivery to the Trustee of the Certificate Insurance Policies.

                  "Insurance Agreement": The Insurance Agreement dated as of June 1, 1999, among the Seller, the Servicer, the Trustee, the Oversight Agent and the Certificate Insurer, as it may be amended from time to time.

                  "Insurance Policy": Any hazard, flood, title or primary mortgage insurance policy relating to a Mortgage Loan.

                  "Insured Payment": A Group I Insured Payment or a Group II Insured Payment.

                  "Interest Accrual Period": With respect to the Class A-1 Certificates and any Payment Date, the calendar month immediately preceding such Payment Date. A "Calendar Month" shall be deemed to be 30 days. With respect to the Class A-2 Certificates and any Payment Date, the period commencing on the immediately preceding Payment Date (or in the case of the first Payment Date, the Startup Day) and ending on the day immediately preceding the current Payment Date. All calculations of interest on the Class A-1 Certificates will be made on the basis of a 360-day year assumed to consist of twelve 30-day months and all calculations of interest on the Class A-2 Certificates will be made on the basis of the actual number of days elapsed in the related Interest Accrual Period and in a year of 360 days.

                  "Interest Determination Date": With respect to any Interest Accrual Period for the Class A-2 Certificates, the second London Business Day preceding such Interest Accrual Period or, in case of the first Payment Date, June 14, 1999.

                  "Late Payment Rate": For any Payment Date, the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 3%. The Late Payment Rate shall be computed on the basis of a year of 365 days calculating the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

                  "LIBOR": With respect to any Interest Accrual Period for the Class A-2 Certificates, the rate determined by the Trustee on the related Interest Determination Date on the basis of the British Bankers Association's "Interest Settlement Rate" for one-month U.S. dollar deposits as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the rates at which one-month U.S. dollar deposits are offered by the Reference Banks at approximately 11:00 a.m. (London time) on such date to prime banks in the London interbank market. In such event, the Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m. (New York City time) on such date for one-month U.S.
dollar loan to leading European banks.

                  "Liquidated Loan": As defined in Section 8.13(b) hereof. A Mortgage Loan which is purchased from the Trust pursuant to Section 3.4, 3.6 or
8.10 hereof is not a "Liquidated Loan".

                                       16
                                                                       203968.5d

                  "Liquidation Expenses": Expenses which are incurred by the Servicer in connection with the liquidation of any defaulted Mortgage Loan, such expenses, including, without limitation, legal fees and expenses, and any unreimbursed Servicing Advances expended by the Servicer pursuant to Sections 8.9(c) and 8.13 with respect to the related Mortgage Loan.

                  "Liquidation Proceeds": With respect to any Liquidated Loan, as of any date of determination any amounts (including the proceeds of any Insurance Policy) recovered by the Servicer in connection with such Liquidated Loan, whether through trustee's sale, foreclosure sale or otherwise.

                  "Loan Balance": With respect to a Mortgage Loan and a date of determination, the principal balance thereof on the Cut-Off Date with respect to the Initial Mortgage Loans or the relevant Subsequent Cut-Off Date with respect to the Subsequent Mortgage Loans after giving effect to all principal payments due on or before the Cut-Off Date or Subsequent Cut-Off Date, as applicable, whether or not received, less any related Principal Remittance Amounts relating to such Mortgage Loan included in previous related Monthly Remittance Amounts that were received by the Servicer or any Sub-Servicer whether or not delivered to the Trustee, provided, that the Loan Balance for any Mortgage Loan which has become a Liquidated Loan shall be zero as of the first day of the Remittance Period following the Remittance Period in which such Mortgage Loan becomes a Liquidated Loan, and at all times thereafter.

                  "Loan Purchase Price": With respect to any Mortgage Loan purchased from the Trust on a Remittance Date pursuant to Section 3.4, 3.6 or
8.10 hereof, an amount equal to the Loan Balance of such Mortgage Loan as of the date of purchase, plus one month's interest on the outstanding Loan Balance thereof as of the beginning of the preceding Remittance Period computed at the then applicable Coupon Rate less the Servicing Fee Rate, if any, together with, without duplication, the aggregate amount of (i) all delinquent interest, all Delinquency Advances and Servicing Advances theretofore made with respect to such Mortgage Loan and not subsequently recovered from the related Mortgage Loan and (ii) the interest portion of any Delinquency Advances which the Servicer or any Sub-Servicer has theretofore failed to remit with respect to such Mortgage Loan.

                  "London Business Day": A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

                  "Monthly Exception Report": The monthly report delivered by the Servicer to the Trustee and the Oversight Agent on each Determination Date, pursuant to Section 8.8(d)(ii). Each Monthly Exception Report shall cover the immediately preceding Remittance Period (or, as necessary, the related Due Period) and shall consist of, for each Mortgage Loan Group and in the aggregate
(i) an activity report of the Mortgage Loans setting forth the Loan Balance of Mortgage Loans as of the first day of the related Remittance Period (or, as necessary, the related Due Period), scheduled payments due, Prepayments, Liquidated Loan balances, and the resulting Loan Balance of the Mortgage Loans as of the last day of the related Remittance Period (or, as necessary, the related Due Period) and (ii) separate reports of (a) payoffs, Curtailments, foreclosures and bankruptcies, such reports to provide the payment details for each Mortgage Loan covering the immediately preceding Remittance Period and any Prepayments not previously reported from a prior Remittance Period (or, as necessary, the related Due Period), and (b) Prepayments and delinquencies, such reports to reflect the current status of each Mortgage Loan with payment details as of the last day of the related Remittance Period (or, as necessary, the related Due Period).

                  "Monthly Remittance Amount": With respect to Group I, the Group I Monthly Remittance Amount and with respect to Group II, the Group II Monthly Remittance Amount.

                  "Monthly Servicing Report": The monthly report required to be furnished by the Servicer pursuant to Section 8.26(a) hereof.

                                       17
                                                                       203968.5d

                  "Moody's": Moody's Investors Service, Inc., and any successor thereto.

                  "Mortgage": The mortgage, deed of trust, deed to secure debt or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Note.

                  "Mortgage Loans": Such of the mortgage loans (including Initial Mortgage Loans and Subsequent Mortgage Loans) transferred and assigned to the Trust pursuant to Section 3.5(a) and Section 3.8 hereof, together with any Qualified Replacement Mortgages substituted therefor in accordance with this Agreement, as from time to time are held as a part of the Trust Estate, the Mortgage Loans originally so held being identified in the Schedule of Mortgage Loans. The term "Mortgage Loan" includes the terms "First Mortgage Loan" and "Second Mortgage Loan". The term "Mortgage Loan" includes any Mortgage Loan which is Delinquent, which relates to a foreclosure or which relates to a Property which is REO Property prior to such Property's disposition by the Trust. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, transferred and assigned to the Trust by the Seller, in fact was not transferred and assigned to the Trust for any reason whatsoever shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement.

                  "Mortgage Loan Group": Either Group I or Group II. References herein to the related Class of Class A Certificates, when used with respect to a Mortgage Loan Group, shall mean (A) in the case of Group I, the Class A-1 Certificates and (B) in the case of Group II, the Class A-2 Certificates.

                  "Mortgagor":  The obligor on a Note.

                  "Net Liquidation Proceeds": As to any Liquidated Loan, Liquidation Proceeds net of, without duplication, Liquidation Expenses and unreimbursed Servicing Advances, unreimbursed Delinquency Advances and accrued and unpaid Servicing Fees through the date of liquidation relating to such Liquidated Loan. In no event shall Net Liquidation Proceeds with respect to any Liquidated Loan be less than zero.

                  "Net Monthly Excess Cashflow": The amount calculated pursuant to Section 7.5(d)(iii) hereof.

                  "Non-REMIC Accounts": Collectively, the Pre-Funding Account and the Capitalized Interest Account.

                  "Note": The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

                  "Officer's Certificate": A certificate signed by any Authorized Officer of any Person delivering such certificate and delivered to the Trustee.

                  "Operative Documents": Collectively, this Agreement, the Certificate Insurance Policies, the Certificates, the Insurance Agreement, the Underwriting Agreement, any Sub-Servicing Agreement, any Subsequent Transfer Agreement, the Registration Statement and the Indemnification Agreement.

                  "Original Aggregate Loan Balance": The aggregate Loan Balances of all Initial Mortgage Loans as of the Cut-Off Date, i.e., $69,748,348.36.

                  "Original Certificate Principal Balance": As of the Startup Day and as to each Class of Class A Certificates, the original Certificate Principal Balances thereof, as follows:

                                       18
                                                                       203968.5d

                  Class A-1 Certificates             $55,000,000.
                  Class A-2 Certificates             $35,000,000.

                  The Class R Certificates do not have an Original Certificate Principal Balance.

                  "Original Group I Pre-Funded Amount":  $12,538,515.

                  "Original Group II Pre-Funded Amount":  $7,713,137.

                  "Original Pre-Funded Amount": The amount deposited in the Pre-Funding Account on the Startup Day from the proceeds of the sale of the Certificates, which amount is $20,251,652.

                  "Original Principal Amount": With respect to each Note, the principal amount of such Note on the date of origination thereof.

                  "Originator": The Seller and any entity from which the Seller acquires Mortgage Loans, provided that in the case of a Mortgage Loan previously owned by a securitization trust created by the Seller, the Seller shall be deemed the Originator of such Mortgage Loan.

                  "Outstanding": With respect to all Certificates of a Class, as of any date of determination, all such Certificates theretofore executed and delivered hereunder except:

                  (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Certificates or portions thereof for which full and final payment of money in the necessary amount has been theretofore deposited with the Trustee in trust for the Owners of such Certificates;

                  (iii) Certificates in exchange for or in lieu of which other Certificates have been executed and delivered pursuant to this Agreement, unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser; and

                  (iv) Certificates alleged to have been destroyed, lost or stolen for which replacement Certificates have been issued as provided for in Section 5.5 hereof.

                  (v) Certificates as to which the Trustee has made the final distribution thereon, whether or not such Certificates have been returned to the Trustee.

                  "Oversight Agent": Norwest Bank Minnesota, National Association, a national banking association, as Oversight Agent hereunder, or any successor Oversight Agent hereunder.

                  "Oversight Agent Fee": The fee payable monthly to the Oversight Agent on each Payment Date, which shall equal the product of (a) one-twelfth (1/12) of 0.03% and (b) the aggregate Loan Balance of the Mortgage Loans at the date of determination.

                  "Owner": The Person in whose name a Certificate is registered in the Register, to the extent described in Section 5.6.

                  "Paid-in-Full Mortgage Loan": With respect to any Payment Date, a Mortgage Loan on which the entire obligation of the related Mortgagor has been satisfied and the lien on the property may be removed during the related Remittance Period.

                                       19
                                                                       203968.5d

                  "Pass-Through Rate": As to the Class A-1 Certificates, the Class A-1 Pass-Through Rate and as to the Class A-2 Certificates, the Class A-2 Pass-Through Rate.

                  "Payment Date": Any date on which the Trustee is required to make distributions to the Owners, which shall be the 20th day of each month, or if such day is not a Business Day, the next succeeding Business Day, commencing in the month following the Startup Day.

                  "Percentage Interest": As to any Class of Class A Certificate, that percentage, expressed as a fraction, the numerator of which is the Certificate Principal Balance set forth on such Certificate as of the Startup Day and the denominator of which is the Original Certificate Principal Balance of all Class A Certificates of the same Class as of the Startup Day; and as to any Class R Certificate, that Percentage Interest set forth on such Class R Certificate.

                  "Person": Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Pool Cumulative Expected Losses": With respect to a Mortgage Loan Group and any period, the sum of (i) all Realized Losses with respect to the Mortgage Loans in such Mortgage Loan Group experienced during such period and (ii) the product of (A) 0.43 and (B) with respect to any date of determination, the sum of (x) 25% of the Loan Balances of all Mortgage Loans which are 30-59 days Delinquent (inclusive), (y) 50% of the Loan Balances of all Mortgage Loans which are 60-89 days Delinquent (inclusive), and (z) 100% of the Loan Balances of all Mortgage Loans which are 90 or more days Delinquent (including, without duplication, REO Properties and Mortgage Loans in foreclosure or bankruptcy).

                  "Pool Cumulative Realized Losses": With respect to a Mortgage Loan Group and any period, the sum of all Realized Losses experienced since the Startup Day with respect to the Mortgage Loans in such Mortgage Loan Group.

                  "Pool Delinquency Rate": With respect to any Remittance Period, the fraction, expressed as a percentage, equal to (x) the aggregate principal balances of all Mortgage Loans in a Mortgage Loan Group 90 or more days Delinquent (including, without duplication, Mortgage Loans in foreclosure, bankruptcy or REO Properties) as of the close of business on the last day of such Remittance Period over (y) the Pool Principal Balance of such Mortgage Loan Group as of the close of business on the last day of such Remittance Period.

                  "Pool Principal Balance": With respect to any date of determination thereof, the aggregate principal balances of the Group I Mortgage Loans or the Group II Mortgage Loans as of such date of determination.

                  "Pool Rolling Three Month Delinquency Rate": As of any Payment Date, and for either Mortgage Loan Group, the fraction, expressed as a percentage, equal to the average of the Pool Delinquency Rates for such Mortgage Loan Group for each of the three (or one and two, in the case of the first and second Payment Dates) immediately preceding Remittance Periods.

                  "Preference Amount": Either of the Group I Preference Amount or the Group II Preference Amount.

                  "Pre-Funded Amount": With respect to any date of determination, the amount remaining on deposit in the Pre-Funding Account.

                                       20
                                                                       203968.5d

                  "Pre-Funding Account": The Pre-Funding Account established in accordance with Section 7.2 hereof and maintained by the Trustee.

                  "Pre-Funding Account Earnings": With respect to the initial Payment Date, the actual investment earnings earned during the period from the Startup Day through June 30, 1999 (inclusive) on the Pre-Funding Account during such period as calculated by the Trustee pursuant to Section 3.8(e) hereof; and with respect to the August 1999 Payment Date, the actual investment earnings earned during the period from the July 1, 1999 through the August 1999 Payment Date (inclusive) on the Pre-Funding Account during such period as calculated by the Trustee pursuant to Section 3.8(e) hereof.

                  "Prepaid Installment": With respect to any Mortgage Loan, any installment of principal thereof and interest thereon received by the Servicer prior to the scheduled due date for such installment, intended by the Mortgagor as an early payment thereof and not as a Prepayment with respect to such Mortgage Loan.

                  "Prepayment": A Curtailment or a payment causing a Mortgage Loan to become a Paid-in- Full Mortgage Loan.

                  "Preservation Expenses": Expenditures made by the Servicer in connection with a foreclosed Mortgage Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation.

                  "Principal and Interest Account": Collectively, each principal and interest account created by the Servicer pursuant to Section 8.8(a) hereof, or pursuant to any Sub-Servicing Agreement.

                  "Principal Remittance Amount": As applicable, the Group I Principal Remittance Amount or the Group II Principal Remittance Amount.

                  "Prohibited Transaction": As defined at Section 860F(a)(2) of the Code (or any successor statute thereto) and applicable to the Trust.

                  "Property":  The underlying property securing a Mortgage Loan.

                  "Prospectus":  The Seller's Prospectus dated June 7, 1999.

                  "Prospectus Supplement": The First Alliance Mortgage Loan Trust 1999-2 Prospectus Supplement dated June 7, 1999 to the Prospectus.

                  "Qualified Liquidation": As defined at Section 860F(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust and the Trust Estate.

                  "Qualified Mortgage": As defined at Section 860G(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust and the Mortgage Loan Groups.

                  "Qualified Replacement Mortgage": A Mortgage Loan substituted for another pursuant to Section 3.4 or 3.6 hereof, which (i) bears a fixed rate of interest if the Mortgage Loan to be substituted for is in Group I or bears a variable rate of interest if the Mortgage Loan to be substituted for is in Group II, (ii) has a Coupon Rate at least equal to the Coupon Rate of the Mortgage Loan being replaced (which, in the case of a Mortgage Loan in Group II, shall mean a Mortgage Loan having the same interest rate index, a margin over such index and a maximum interest rate at least equal to those applicable to the Mortgage Loan being replaced), (iii) is of the same or better property type and the same or better occupancy status as the replaced Mortgage Loan, (iv) shall be of the same or better credit quality classification (determined in accordance

                                       21
                                                                       203968.5d
with the Originators' credit underwriting guidelines) as the Mortgage Loan being replaced, (v) shall mature no later than August 1, 2029, (vi) has a Combined Loan-to-Value Ratio as of the Cut-Off Date, no higher than the Combined Loan-to-Value Ratio of the replaced Mortgage Loan at such time, (vii) has a Loan Balance as of the related Replacement Cut-Off Date equal to or less than the Loan Balance of the replaced Mortgage Loan as of such Replacement Cut-Off Date,
(viii) satisfies the criteria set forth from time to time in the definition thereof at Section 860G(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust, all as evidenced by an Officer's Certificate of the Seller delivered to the Trustee and the Certificate Insurer prior to any such substitution, (ix) is of the same lien status or better lien status (x) is not Delinquent, (xi) meets the representations and warranties set out in Section 3.3 hereof and (xii) is a valid fixed rate Mortgage Loan, if the Mortgage Loan to be substituted for is in Group I, and is a valid variable rate Mortgage Loan, if the Mortgage Loan to be substituted for is in Group II. In the event that one or more mortgage loans are proposed to be substituted for one or more mortgage loans, the Certificate Insurer may allow the foregoing tests to be met on a weighted average basis or other aggregate basis acceptable to the Certificate Insurer, as evidenced by a written approval delivered to the Trustee by the Certificate Insurer, except that the requirement of clauses (vi) and (viii) hereof must be satisfied as to each Qualified Replacement Mortgage.

                  "Rating Agencies": Moody's and Standard & Poor's or any successors thereto.

                  "Realized Loss": As to any Liquidated Loan, the amount, if any, by which the Loan Balance thereof as of the date of liquidation is in excess of Net Liquidation Proceeds realized thereon.

                  "Record Date": With respect to each Payment Date, the last Business Day of the calendar month immediately preceding the calendar month in which such Payment Date occurs.

                  "Reference Banks": Bankers Trust Company, Barclay's Bank PLC and National Westminster Bank PLC; provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Seller or any affiliate thereof and (iii) which have been designated as such by the Trustee.

                  "Register": The register maintained by the Trustee in accordance with Section 5.4 hereof, in which the names of the Owners are set forth.

                  "Registrar": The Trustee, acting in its capacity as Trustee appointed pursuant to Section 5.4 hereof, or any duly appointed and eligible successor thereto.

                  "Registration Statement": The Registration Statement filed by the Seller with the Securities and Exchange Commission (Registration Statement Number 333-44585), including all amendments thereto and including the Prospectus and Prospectus Supplement constituting a part thereof.

                  "Reimbursement Amount": A Group I Reimbursement Amount or a Group II Reimbursement Amount.

                  "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

                                       22
                                                                       203968.5d

                  "Remittance Date": Any date on which the Servicer is required to remit moneys on deposit in the Principal and Interest Account to the Certificate Account, which shall be the day five Business Days prior to each Payment Date.

                  "Remittance Period": The period (inclusive) beginning on the first day of the calendar month immediately preceding the month in which a Remittance Date occurs and ending on the last day of such immediately preceding calendar month.

                  "REO Property": A Property acquired by the Servicer or any Sub-Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                  "Replacement Cut-Off Date": With respect to any Qualified Replacement Mortgage, the first day of the calendar month in which such Qualified Replacement Mortgage is conveyed to the Trust.

                  "Representation Letter": Letters to, or agreements with, the Depository to effectuate a book entry system with respect to the Class A Certificates registered in the Register under the nominee name of the Depository.

                  "Request for Release": The request for release in the form set forth as Exhibit J hereto.

                  "Residual Net Monthly Excess Cashflow": With respect to any Payment Date, the aggregate Net Monthly Excess Cashflow, if any, remaining with respect to each of the Mortgage Loan Groups after the making of all applications described in Sections 7.5(d)(i), 7.5(d)(ii), 7.5(d)(iii) and 7.5(d)(iv) hereof.

                  "Responsible Officer": When used with respect to the Trustee, any officer assigned to the corporate trust group (or any successor thereto), including any vice president, assistant vice president, trust officer, any assistant secretary, any assistant treasurer, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement. When used with respect to the Oversight Agent, the president, any vice president or any other officer of the Oversight Agent customarily performing functions with respect to the Oversight Agent's monitoring of loan servicing.

                  "Schedule of Mortgage Loans": The Schedule of Mortgage Loans, separated by Mortgage Loan Group, with respect to the Mortgage Loans listing each Mortgage Loan in the related Group to be conveyed on the Startup Day (or Subsequent Transfer Date). Such Schedule of Mortgage Loans shall identify each Mortgage Loan by the Servicer's loan number and address (including the state) of the Property and shall set forth as to each Mortgage Loan the lien status, the Combined Loan-to-Value Ratio, the Loan Balance as of the Cut-Off Date or Subsequent Cut-Off Date, as the case may be, the Coupon Rate thereof (and, with respect to Mortgage Loans in Group II, the index and the margin), the current scheduled monthly payment of principal and interest and the maturity of the related Note, the property type, occupancy status, Appraised Value and the Originator of the Mortgage Loan, all as delivered to the Trustee in physical and computer readable form and delivered to the Certificate Insurer in physical form.

                  "Second Mortgage Loan": A Mortgage Loan that constitutes a second priority mortgage lien with respect to the related Property.

                  "Securities Act": The Securities Act of 1933, as amended.

                  "Seller": First Alliance Mortgage Company, a California corporation, and its permitted successors and assigns.

                                       23
                                                                       203968.5d

                  "Senior Lien": With respect to any Second Mortgage Loan, the mortgage loan relating to the corresponding Property having a first priority lien.

                  "Servicer": First Alliance Mortgage Company, a California corporation, and its permitted successors and assigns.

                  "Servicer Affiliate": A Person (i) controlling, controlled by or under common control with the Servicer and (ii) which is qualified to service residential mortgage loans.

                  "Servicing Advance": The amount calculated pursuant to Section 8.9(c) and Section 8.13 hereof.

                  "Servicing Certificate": A certificate completed by and executed by an Authorized Officer of the Trustee.

                  "Servicing Fee": The sum of the Group I Servicing Fee and the Group II Servicing Fee.

                  "Servicing Fee Rate": 0.50% per annum.

                  "Six Month LIBOR Loans": Mortgage Loans, other than the 2/28 Loans, whose interest rates adjust semi-annually based on the London interbank offered rate for six-month United States Dollar deposits in the London Market and as published in The Wall Street Journal.

                  "Specified Subordinated Amount": As applicable, the Group I Specified Subordinated Amount or the Group II Specified Subordinated Amount.

                  "Standard & Poor's": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

                  "Startup Day": June 16, 1999.

                  "Subordinated Amount": As applicable, the Group I Subordinated Amount or the Group II Subordinated Amount.

                  "Subordination Deficiency Amount": With respect to any Mortgage Loan Group and Payment Date, the excess, if any, of (i) the related Specified Subordinated Amount applicable to such Payment Date over (ii) the related Subordinated Amount applicable to such Payment Date prior to taking into account the payment of any related Subordination Increase Amount on such Payment Date.

                  "Subordination Deficit": As applicable, the Group I Subordination Deficit or the Group II Subordination Deficit.

                  "Subordination Increase Amount": With respect to any Mortgage Loan Group and Payment Date, the lesser of (i) the related Subordination Deficiency Amount as of such Payment Date (after taking into account the payment of the related Class A Distribution Amount on such Payment Date (except for any related Subordination Increase Amount)) and (ii) the aggregate amount of Net Monthly Excess Cashflow to be allocated to such Mortgage Loan Group pursuant to either Section 7.5(d)(iii)(A) or Section 7.5(d)(iii)(B) on such Payment Date.

                  "Subordination Reduction Amount": With respect to any Mortgage Loan Group and Payment Date, an amount equal to the lesser of (x) the Excess Subordinated Amount for such Mortgage Loan

                                       24
                                                                       203968.5d

Group and Payment Date and (y) the Principal Remittance Amount for such Mortgage Loan Group for the related Remittance Date.

                  "Subsequent Cut-Off Date": The beginning of business on the date specified in the Subsequent Transfer Agreement with respect to the Subsequent Mortgage Loans which are transferred and assigned to the Trust pursuant to the related Subsequent Transfer Agreement.

                  "Subsequent Mortgage Loans": The Mortgage Loans sold to the Trust for inclusion in Group I or Group II pursuant to Section 3.8 hereof, which shall be listed on the Schedules of Mortgage Loans attached to a Subsequent Transfer Agreement.

                  "Subsequent Transfer Agreement": The Subsequent Transfer Agreement dated as of the Subsequent Transfer Date executed by the Trustee and the Seller, by which Subsequent Mortgage Loans are sold and assigned to the Trust.

                  "Subsequent Transfer Date": The date so specified in each Subsequent Transfer Agreement, which shall be no later than July 30, 1999.

                  "Sub-Servicer": Any Person with whom the Servicer has entered into a Sub-Servicing Agreement and who satisfies any requirements set forth in
Section 8.3 hereof in respect of the qualification of a Sub-Servicer.

                  "Sub-Servicing Agreement": The written contract between the Servicer and any Sub-Servicer relating to servicing and/or administration of certain Mortgage Loans as permitted by Section 8.3.

                  "Substitution Amount": In connection with the delivery of any Qualified Replacement Mortgage, if the outstanding principal amount of such Qualified Replacement Mortgage as of the applicable Replacement Cut-Off Date is less than the Loan Balance of the Mortgage Loan being replaced as of such Replacement Cut-Off Date, an amount equal to such difference together with accrued and unpaid interest on such amount calculated at the Coupon Rate (net of the Servicing Fee Rate) of the Mortgage Loan being replaced.

                  "Tax Matters Person": The Tax Matters Person appointed pursuant to Section 11.17 hereof.

                  "Telerate Page 3750": The display designated as page "3750" on the Bridge Telerate Capital Markets Report (or such other page as may replace page 3750 on that report for the purpose of displaying London interbank offered rates of major banks).

                  "Termination Notice": As defined in Section 9.3(b) hereof.

                  "Termination Price": The amount calculated pursuant to Section 9.2(a) hereof.

                  "Total Monthly Excess Cashflow": The amount calculated pursuant to Section 7.5(d)(ii) hereof.

                  "Total Monthly Excess Spread": As applicable, the Group I Total Monthly Excess Spread or the Group II Total Monthly Excess Spread.

                  "Trust": First Alliance Mortgage Loan Trust 1999-2, the trust created under this Agreement.

                                       25
                                                                       203968.5d

                  "Trust Estate": Collectively, all money, instruments and other property, to the extent such money, instruments and other property are subject or intended to be held in trust, and in the subtrusts, for the benefit of the Owners, including all proceeds thereof, including, without limitation, (i) the Mortgage Loans, (ii) such amounts, including Eligible Investments, as from time to time may be held in all Accounts, (iii) any Property, the ownership of which has been effected on behalf of the Trust as a result of foreclosure or acceptance by the Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust, (iv) any Insurance Policies relating to the Mortgage Loans and any rights of the Seller under such Insurance Policies, (v) Net Liquidation Proceeds with respect to any Liquidated Loan, (vi) the Certificate Insurance Policies and (vii) the proceeds of any of the above.

                  "Trustee": Norwest Bank Minnesota, National Association located on the date of execution of this Agreement at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0113, not in its individual capacity but solely as Trustee under this Agreement, and any successor hereunder.

                  "Underwriter":  Lehman Brothers Inc.

                  "Underwriting Agreement": The Underwriting Agreement dated as of June 3, 1999 between the Underwriter and the Seller.

                  Section 1.2. Use of Words and Phrases. "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used. The definitions set forth in
Section 1.1 hereof include both the singular and the plural. Whenever used in this Agreement, any pronoun shall be deemed to include both singular and plural and to cover all genders.

                  Section 1.3. Captions; Table of Contents. The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

                  Section 1.4. Opinions. Each opinion with respect to the validity, binding nature and enforceability of documents or Certificates may be qualified to the extent that the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law) and may state that no opinion is expressed on the availability of the remedy of specific enforcement, injunctive relief or any other equitable remedy. Any opinion required to be furnished by any Person hereunder must be delivered by counsel upon whose opinion the addressee of such opinion may reasonably rely, and such opinion may state that it is given in reasonable reliance upon an opinion of another, a copy of which must be attached, concerning the laws of a foreign jurisdiction.


                                   ARTICLE II

                   ESTABLISHMENT AND ORGANIZATION OF THE TRUST

                  Section 2.1. Establishment of the Trust. The parties hereto do hereby create and establish, pursuant to the laws of the State of New York and this Agreement, the Trust, which, for convenience, shall be known as "First Alliance Mortgage Loan Trust 1999-2" and which shall contain two subtrusts.

                  Section 2.2. Office. The office of the Trust shall be in care of the Trustee, at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0113, or at such other address as the Trustee may designate by notice to the Seller, the Servicer, the Owners and the Certificate Insurer.

                                       26
                                                                       203968.5d

                  Section 2.3. Purposes and Powers. The purpose of the Trust is to engage in the following activities and only such activities: (i) the issuance of the Certificates and the acquiring, owning and holding of Mortgage Loans and the Trust Estate in connection therewith; (ii) activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including the investment of moneys in accordance with this Agreement; and (iii) such other activities as may be required in connection with conservation of the Trust Estate and distributions to the Owners; provided, however, that nothing contained herein shall permit the Trustee to take any action which would result in the loss of REMIC status for the Trust (other than the Non-REMIC Accounts).

                  Section 2.4. Appointment of the Trustee; Declaration of Trust. The Seller hereby appoints the Trustee as trustee of the Trust effective as of the Startup Day, to have all the rights, powers and duties set forth herein. The Trustee hereby acknowledges and accepts such appointment, represents and warrants its eligibility as of the Startup Day to serve as Trustee pursuant to
Section 10.8 hereof and declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the benefit of the Owners and the Certificate Insurer, as their interests may appear.

                  Section 2.5. Expenses of Trustee. The expenses of the Trust, including (i) any reasonable expenses of the Trustee, and (ii) any other expenses of the Trust that have been reviewed by the Servicer, which review shall not be required in connection with the enforcement of a remedy by the Trustee resulting from a default under this Agreement, shall be paid directly by the Servicer. The Servicer shall pay directly the reasonable fees and expenses of counsel to the Trustee. The reasonable fees and expenses of the Trustee's counsel in connection with the review and delivery of this Agreement and related documentation shall be paid by the Servicer on the Startup Day.

                  Section 2.6. Ownership of the Trust. On the Startup Day the ownership interests in the Trust and the subtrusts shall be transferred as set forth in Section 4.2 hereof, such transfer to be evidenced by sale of the Certificates as described therein. Thereafter, transfer of any ownership interest shall be governed by Sections 5.4 and 5.8 hereof.

                  Section 2.7. Situs of the Trust. It is the intention of the parties hereto that the Trust constitute a trust under the laws of the State of New York. The Trust will be created and administered in, the State of Minnesota. The Trust's only office will be at the office of the Trustee as set forth in
Section 2.2 hereof.

                  Section 2.8. Miscellaneous REMIC Provisions. (a) The Trust (other than the Non-REMIC Accounts) shall elect to be treated as a REMIC under
Section 860D of the Code, as described in Section 11.15. Any inconsistencies or ambiguities in this Agreement or in the administration of the Trust shall be resolved in a manner that preserves the validity of the election of the Trust (other than the Non-REMIC Accounts) to be treated as a REMIC.

                  (b) The Class A Certificates are hereby designated as "regular interests" in the REMIC and the Class R Certificates are hereby designated as the "residual interest" in the REMIC, as defined in
         Section 860G(a) of the Code.

                  (c) The Startup Day is hereby designated as the "startup day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

                  (d) The final scheduled Payment Date for any Class of Class A Certificates is hereby set to be the Payment Date succeeding by one year the latest maturity date of any Mortgage Loan in the related Mortgage Loan Group. The final scheduled Payment Dates for the Class A Certificates and the Class R Certificates are as follows:

                                       27
                                                                       203968.5d

                           Class                    Final Scheduled Payment Date
                           -----                    ----------------------------

                  Class A-1 Certificates            September 20, 2030

                  Class A-2 Certificates            September 20, 2030

                  Class R Certificates              September 20, 2030



                                   ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
              OF THE SELLER, THE SERVICER AND THE OVERSIGHT AGENT;
                   COVENANT OF SELLER TO CONVEY MORTGAGE LOANS

                  Section 3.1. Representations and Warranties of the Seller. The Seller hereby represents, warrants and covenants to the Trustee, the Oversight Agent, the Certificate Insurer and to the Owners as of the Startup Day that:

                  (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it, make such qualification necessary. The Seller has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party.

                  (b) The execution and delivery of this Agreement and the other Operative Documents to which it is a party by the Seller and its performance and compliance with the terms of this Agreement and of the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Seller and will not violate the Seller's Articles of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Seller or any of its properties.

                  (c) This Agreement and the other Operative Documents to which the Seller is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Seller, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

                  (d) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder or under the other Operative Documents to which it is a party.

                                       28
                                                                       203968.5d

                  (e) Except as noted in the Prospectus Supplement under the caption "RISK FACTORS -- Litigation," no action, suit, proceeding or investigation is pending or, to the best of the Seller's knowledge, threatened against the Seller which, individually or in the aggregate, might have consequences that would prohibit the Seller from entering into this Agreement or any other Operative Document to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or its properties or might have consequences that would materially and adversely affect the validity or enforceability of Mortgage Loans or the Seller's performance hereunder or under the other Operative Documents to which it is a party.

                  (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

                  (g) The statements contained in the Registration Statement which describe the Seller or matters or activities for which the Seller is responsible in accordance with the Operative Documents or which are attributed to the Seller therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Seller or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein with respect to the Seller not misleading. With respect to matters other than those referred to in the immediately preceding sentence, to the best of the Seller's knowledge and belief, the Registration Statement does not contain any untrue statement of a material fact required to be stated therein or omit to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading.

                  (h) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Seller makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Certificates and the execution and delivery by the Seller of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the Startup Day and, except as noted in the Prospectus Supplement under the caption "RISK FACTORS -- Litigation," are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Seller and the performance by the Seller of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

                  (i) The transactions contemplated by this Agreement are in the ordinary course of business of the Seller.

                  (j) The Seller received fair consideration and reasonably equivalent value in exchange for the sale of the interests in the Mortgage Loans.

                  (k) The Seller did not sell any interest in any Mortgage Loan with any intent to hinder, delay or defraud any of its creditors.

                  (l) The Seller is solvent and the Seller will not be rendered insolvent as a result of the sale of the Mortgage Loans.

                                       29
                                                                       203968.5d

                  (m) On the Startup Day, the Trustee will have good title on behalf of the Trust to each Initial Mortgage Loan and such other items comprising the corpus of the Trust Estate free and clear of any lien.

                  (n) There has been no material adverse change in any information submitted by the Seller in writing to the Certificate Insurer.

                  (o) To the best knowledge of the Seller, no document (including any information provided in electronic form) submitted by or on behalf of the Seller to the Certificate Insurer contains any untrue or misleading statement of a material fact or fails to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (p) To the best knowledge of the Seller, no material adverse change affecting any security for the Class A Certificates has occurred prior to delivery of and payment for the Class A Certificates.

                  (q) The Seller is not in default under any agreement involving financial obligations or on any outstanding obligation which would materially adversely impact the financial condition or operations of the Seller or legal documents associated with the transaction contemplated in this Agreement.

                  (r) The Seller shall not generally solicit refinancings of the Mortgage Loans; provided however, that this covenant shall not prevent or restrict the Seller from soliciting or otherwise agreeing to refinancings on the following basis: (1) general solicitations, by mail, advertisement or otherwise of the general public or persons on a targeted list, so long as the list was not generated from the Mortgage Loan Schedule, (2)unsolicited refinancings by the Seller in connection with a Mortgagor's request for refinancing, (3) refinancings in connection with the Seller's policy to solicit (i) Mortgagors who indicate to the Seller their intent to refinance their Mortgage Loans,
         (ii) with respect to Mortgage Loans in Group II, Mortgagors with Mortgage Loans for which the next interest rate adjustment is determined by the Seller to be higher than the current market rate for a fixed rate mortgage loan with the same risk qualifications or (iii) in connection with the general solicitation described in (1) above, and
         (4) as otherwise disclosed in the Prospectus Supplement or the Prospectus.

                  It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the Mortgage Loans to the Trustee.

                  Section 3.2A. Representations and Warranties of the Servicer. The Servicer hereby represents, warrants and covenants to the Trustee, the Certificate Insurer, the Oversight Agent and to the Owners as of the Startup Day that:

                  (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Servicer is in compliance with the laws of each state in which any Property is located to the extent necessary to enable it to perform its obligations hereunder and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it, make such qualification necessary. The Servicer has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party. The Servicer has equity of at least $20,000,000, as determined in accordance with generally accepted accounting principles.

                                       30
                                                                       203968.5d

                  (b) The execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement and the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Servicer and will not violate the Servicer's Articles of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Servicer is a party or by which the Servicer is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Servicer or any of its properties.

                  (c) This Agreement and the other Operative Documents to which the Servicer is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

                  (d) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency which might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder or under the other Operative Documents to which the Servicer is a party.

                  (e) Except as noted in the Prospectus Supplement under the caption "RISK FACTORS -- Litigation," no action, suit, proceeding or investigation is pending or, to the best of the Servicer's knowledge, threatened against the Servicer which, individually or in the aggregate, might have consequences that would prohibit its entering into this Agreement or any other Operative Document to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect the validity or the enforceability of the Mortgage Loans or the Servicer's performance hereunder or under the other Operative Documents to which the Servicer is a party.

                  (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Servicer contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

                  (g) The statements contained in the Registration Statement which describe the Servicer or matters or activities for which the Servicer is responsible in accordance with the Operative Documents or which are attributed to the Servicer therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Servicer or omit to state a material fact required to be stated therein or necessary to make the statements contained therein with respect to the Servicer not misleading. With respect to matters other than those referred to in the immediately preceding sentence, to the best of the Servicer's knowledge and belief, the Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading.

                  (h) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may

                                       31
                                                                       203968.5d
         be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty), that are necessary or advisable in connection with the execution and delivery by the Servicer of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, and, except as noted in the Prospectus Supplement under the caption "RISK FACTORS -- Litigation," are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Servicer and the performance by the Servicer of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

                  (i) The collection practices used by the Servicer with respect to the Mortgage Loans directly serviced by it have been, and are in all material respects, legal, proper, prudent and customary in the mortgage loan servicing business.

                  (j) The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

                  (k) There are no Sub-Servicers as of the Startup Day.

                  (l) The Servicer covenants that it will terminate any Sub-Servicer within ninety (90) days after being directed by the Certificate Insurer to do so.

                  (m) There has been no material adverse change in any information submitted by the Servicer in writing to the Certificate Insurer.

                  (n) To the best knowledge of the Servicer, no document (including any information provided in electronic form) submitted by or on behalf of the Servicer to the Certificate Insurer contains any untrue or misleading statement of a material fact or fails to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (o) To the best knowledge of the Servicer, no material adverse change affecting any security for the Class A Certificates has occurred prior to delivery of and payment for the Class A Certificates.

                  (p) The Servicer is not in default under any agreement involving financial obligations or on any outstanding obligation which would materially and adversely impact the financial condition or operations of the Servicer or legal documents associated with the transaction contemplated in this Agreement.

                  (q) The Servicer's computer and other systems used in servicing the Mortgage Loans currently are capable of operating in a manner so that on and after January 1, 2000 (i) the Servicer can service the Mortgage Loans in accordance with the terms of this Agreement and (ii) the Servicer can operate its business in the same manner as it is operating on the date hereof.

                  (r) The Servicer shall not generally solicit refinancings of the Mortgage Loans; provided however, that this covenant shall not prevent or restrict the Servicer from soliciting or otherwise agreeing to refinancings on the following basis: (1) general solicitations, by mail, advertisement or otherwise of the general public or persons on a targeted list, so long as the list was

                                       32
                                                                       203968.5d
         not generated from the Mortgage Loan Schedule, (2)unsolicited refinancings by the Servicer in connection with a Mortgagor's request for refinancing, (3) refinancings in connection with the Servicer's policy to solicit (i) Mortgagors who indicate to the Servicer their intent to refinance their Mortgage Loans, (ii) with respect to Mortgage Loans in Group II, Mortgagors with Mortgage Loans for which the next interest rate adjustment is determined by the Servicer to be higher than the current market rate for a fixed rate mortgage loan with the same risk qualifications or (iii) in connection with the general solicitation described in (1) above, and (4) as otherwise disclosed in the Prospectus Supplement or the Prospectus.

                  It is understood and agreed that the representations and warranties set forth in this Section 3.2A shall survive delivery of the Mortgage Loans to the Trustee.

                  Upon discovery by any of the Originators, the Servicer, the Oversight Agent, the Seller, any Sub-Servicer, the Certificate Insurer or the Trustee of a breach of any of the representations and warranties set forth in this Section 3.2A or in Section 3.1 hereof which materially and adversely affects the interests of the Owners or of the Certificate Insurer, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the party making such representation or warranty as to the facts stated therein, the party discovering such breach shall give prompt written notice to the other parties hereto and the Certificate Insurer. Within 30 days of its discovery or its receipt of notice of breach, the breaching party shall cure such breach in all material respects and, if such breaching party is the Servicer and upon the Servicer's continued failure to cure such breach, the Servicer may be removed by the Trustee, the Oversight Agent or the Certificate Insurer pursuant to Section 8.20 hereof; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Certificate Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Certificate Insurer.

                  Section 3.2B. Representations and Warranties of the Oversight Agent. The Oversight Agent hereby represents, warrants and covenants to the Trustee, the Servicer, the Certificate Insurer and to the Owners as of the Startup Day that:

                  (a) The Oversight Agent is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America. The Oversight Agent has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party.

                  (b) The execution and delivery of this Agreement by the Oversight Agent and its performance and compliance with the terms of this Agreement and the other Operative Documents to which it is a party have been duly authorized by all necessary action on the part of the Oversight Agent and will not violate the Oversight Agent's articles of association or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Oversight Agent is a party or by which the Oversight Agent is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Oversight Agent or any of its properties.

                  (c) This Agreement and the other Operative Documents to which the Oversight Agent is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Oversight Agent, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

                                       33
                                                                       203968.5d

                  (d) The Oversight Agent is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency which might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Oversight Agent or its properties or might have consequences that would materially and adversely affect its performance hereunder or under the other Operative Documents to which the Oversight Agent is a party.

                  (e) No action, suit, proceeding or investigation is pending or, to the best of the Oversight Agent's knowledge, threatened against the Oversight Agent which, individually or in the aggregate, might have consequences that would prohibit its entering into this Agreement or any other Operative Document to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Oversight Agent or its properties or the Oversight Agent's performance hereunder or under the other Operative Documents to which the Oversight Agent is a party.

                  (f) No certificate of an officer, statement furnished in writing or written report delivered pursuant to the terms hereof by the Oversight Agent contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

                  (g) The statements contained in the Prospectus Supplement which describe the Oversight Agent are true and correct in all material respects, and such statements do not contain any untrue statement of a material fact with respect to the Oversight Agent or omit to state a material fact required to be stated therein or necessary to make the statements contained therein with respect to the Oversight Agent not misleading.

                  (h) To the best knowledge of the Oversight Agent, no circumstances exist which would prohibit the Oversight Agent from performing its obligations under this Agreement.

                  (i) The transactions contemplated by this Agreement are in the ordinary course of business of the Oversight Agent.

                  (j) The Oversight Agent has undertaken a firmwide initiative to address the year 2000 issue. The Oversight Agent does not believe that the year 2000 issue will materially affect its ability to perform its functions on behalf of the Trust Estate or have a material financial impact on the Trust Estate. However, there can be no guarantee that the systems of other companies, on which the Oversight Agent's systems rely, will be timely converted or that a failure to convert by another company or a conversion that is incompatible with the Oversight Agent's systems will not have a material adverse effect on the Trust Estate.

                  (k) The Oversight Agent shall not solicit any refinancing of any of the Mortgage Loans; provided, however, that this covenant shall not prevent or restrict either (1) the Oversight Agent from making general solicitations, by mail, advertisement or otherwise of the general public or persons on a targeted list, so long as the list was not generated from the Mortgage Loan Schedule or (2) any refinancing in connection with a Mortgagor's unsolicited request for refinancing.

                  (l) The Oversight Agent shall not sell, transfer, assign or otherwise dispose of a customer or similar list comprised of the names of the Mortgagors under the Mortgage Loans to any third party.

                  It is understood and agreed that the representations and warranties set forth in this Section 3.2B shall survive delivery of the Mortgage Loans to the Trustee.

                                       34
                                                                       203968.5d

                  Section 3.3. Representations and Warranties of the Seller with Respect to the Mortgage Loans. (a) The Seller makes the following representations and warranties as to the Mortgage Loans on which the Certificate Insurer relies in issuing the Certificate Insurance Policies. Such representations and warranties speak as of the Cut-Off Date (with respect to the Initial Mortgage Loans) and as of the respective Subsequent Cut-Off Date (with respect to the Subsequent Mortgage Loans) but shall survive the sale, transfer, and assignment of the related Mortgage Loans to the Trust:

                           (i) The information with respect to each Initial Mortgage Loan and Subsequent Mortgage Loan set forth in the related Schedule of Mortgage Loans is true and correct as of the Cut-Off Date (or in the case of the Subsequent Mortgage Loans, on the related Subsequent Transfer Date); the Group I Original Aggregate Loan Balance in the Trust as of the Cut-Off Date is $42,461,485.13 and the Group II Original Aggregate Loan Balance in the Trust as of the Cut-Off Date is $27,286,863.23.

                           (ii)     All of the original or certified
                                    documentation set forth in Section 3.5
                                    (including all material documents related thereto) with respect to each Initial Mortgage Loan has been or will be delivered to the Trustee on the Startup Day (or in the case of the Subsequent Mortgage Loans, as of the related Subsequent Transfer Date) or as otherwise provided in Section 3.5;

                           (iii) Each Mortgage Loan is being serviced by the Servicer or a Servicer Affiliate;

                           (iv) The Note related to each Initial Mortgage Loan in Group I bears a fixed Coupon Rate of at least 7.99% per annum and the Note related to each Mortgage Loan in Group II bears a current Coupon Rate of at least 6.34% per annum;

                           (v) None of the Initial Mortgage Loans in either Group I or Group II were more than 30 days Delinquent.

                           (vi) As of the Cut-Off Date, no more than 1.41% of the Group I Original Aggregate Loan Balance is secured by Properties located within any single zip code area, and no more than 1.91% of the Group II Original Aggregate Loan Balance is secured by Properties located within any single zip code area.

                           (vii) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, in all material respects, to the description thereof set forth in the Registration Statement, the Prospectus and the Prospectus Supplement;

                           (viii) As of the Cut-Off Date, no more than 1.56% and 3.75% of the Group I Original Aggregate Loan Balance and the Group II Original Aggregate Loan Balance, respectively, are secured by condominiums, townhouses, or planned unit developments;

                           (ix) As of the Cut-Off Date, no more than 2.65% and 4.28% of the Group I Original Aggregate Loan Balance and the Group II Original Aggregate Loan Balance, respectively, are secured by investor-owned Properties;

                                       35
                                                                       203968.5d

                           (x)      The credit underwriting guidelines
                                    applicable to each Mortgage Loan conform in all material respects to the description thereof set forth in the Prospectus and the Prospectus Supplement;

                           (xi) No funds provided to borrower from a Second Mortgage Loan originated by the Seller were concurrently used as a down payment for a First Mortgage Loan originated by the Seller;

                           (xii) All of the Mortgage Loans in Group I and Group II are actuarial loans;

                           (xiii) All of the Group II Mortgage Loans are First Mortgage Loans, and 99.41% of the Group I Mortgage Loans are First Mortgage Loans. The liens on the related First Mortgage Loans are subject only to any exceptions to title set forth in the title insurance policy, which exceptions are generally acceptable to mortgage lending companies, as applicable, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage. The lien on each junior Mortgage Loan is subject to any related Senior Liens, and to the exceptions to title described above;

                           (xiv) As of the Cut-Off Date, all of the Mortgage Loans in Group II were Six Month LIBOR Loans or 2/28 Loans and had interest rates which were not fully indexed;

                           (xv) The gross margin range for the Six Month LIBOR Loans is 3.95% to 8.40% and the gross margin for all Six Month LIBOR Loans when added to the current index, creates the fully-indexed range for the Six Month LIBOR Loans;

                           (xvi) The gross margin range for the 2/28 Loans is 4.75% to 6.75%, and the gross margin for all 2/28 Loans when added to the current index, creates the fully-indexed range for the 2/28 Loans.

                           (xvii) No Mortgage Loan has a remaining term in excess of 360 months;

                           (xviii) With respect to each Mortgage Loan in Group II, each Mortgagor's debt-to-income ratio will qualify for the related Originator's underwriting guidelines for a similar credit grade borrower when the related Mortgage Loan in Group II is at a rate equal to (i) the applicable initial Coupon Rate in the case of 2/28 Loans and (ii) the applicable initial Coupon Rate plus 2.0%, in the case of Six Month LIBOR Loans;

                           (xix) There is no proceeding pending or to the best of the Seller's knowledge threatened for the total or partial condemnation of any Property. No Property is damaged by waste, fire, earthquake or earth movement, windstorm, flood, other types of water damage, tornado, or other casualty so as to affect adversely the value of such Property as security for the Mortgage Loans or the use for which the premises were intended and each Property free of material damage and in good repair;

                                       36
                                                                       203968.5d

                           (xx) The origination and servicing of each Mortgage Loan complies, and at all times has complied, in all material respects with all applicable federal and state laws and regulations including without limitation the Truth-in-Lending Act, as amended;

                           (xxi) Each Mortgage Loan is secured by a Property having an Appraised Value of $1,200,000 or less;

                           (xxii) The first Due Date of each Initial Mortgage Loan is no later than September 1, 1999;

                           (xxiii) On the Startup Day with respect to each Initial Mortgage Loan and on the related Subsequent Transfer Date with respect to each Subsequent Mortgage Loan, the Trustee will have good title on behalf of the Trust to each Mortgage Loan transferred on such date free and clear of all liens, encumbrances, mortgages or rights of others; and

                           (xxiv) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G- 2(a)(1).

                           (xxv) The Seller and any Originator complied with all applicable federal and state laws and regulations in connection with the origination of the Mortgage Loan;

                           (xxvi) No more than 9.32% and 11.99% of the Initial Mortgage Loans in Group I and Group II, respectively, were originated on an "alternative documentation" basis;

                           (xxvii) No more than 15.46% and 28.69% of the Initial Mortgage Loans in Group I and Group II, respectively, were originated on a "non-conforming documentation" basis;

                           (xxviii) No fraud, error, omission, misrepresentation
                                    or negligence with respect to the
                                    origination of a Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, the Originator, the Seller, any appraiser or any other party involved in the origination of the Mortgage Loan;

                           (xxix) Each Property consists of a single parcel of residential real property that is separately assessed for tax purposes and that is owned by the related Mortgagor in fee simple absolute, and each Property is improved by a one- to four-family residential dwelling, which does not include cooperatives or mobile homes and does not constitute other than real property under state law. No Property is a manufactured housing unit.

                           (xxxi) Each Note will provide for a schedule of substantially equal monthly payments which are, if timely paid, sufficient to fully amortize the principal balance of such Note on or before its maturity date;

                           (xxxi) No Mortgage Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the

                                       37
                                                                       203968.5d
                                    operation of any of the terms of the Note or the Mortgage, or the exercise of any right thereunder, render either the Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                           (xxxii) To the best of the Seller's knowledge, there is no mechanics' lien or claim for work, labor or material affecting any Property which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in Section 3.3(a)(xxxiii) below;

                           (xxxiii) With respect to each Mortgage Loan, a
                                    lender's title insurance policy or a written commitment therefor, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Property is situated, together with a condominium endorsement, if applicable, in an amount at least equal to the original principal balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first mortgage lien of record on the real property described in the Mortgage, subject only to exceptions of the character referred to in Section 3.3(a)(xxxii) above, was effective on the date of the origination of such Mortgage Loan, and, as of the Cut-Off Date, such commitment, if applicable, will be valid and thereafter the policy issued, pursuant to such commitment shall continue in full force and effect. Either the Seller is the sole named insured of such mortgage title insurance policy, or, in the case of a loan purchased from an Originator, the Originator and the Seller (as the Originator's successor or assignee) are named as the insureds, the assignment to the Trust of the Seller's or the Originator's interest in such mortgage title insurance policy would not require the consent of or notification to the insurer, and such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trust on the Startup Day. No claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including (without limitation) the Seller, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy;

                           (xxxiv) The improvements upon each Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing generally acceptable coverage against casualty to such improvements and, in any event, coverage not less than the least of (A) the outstanding principal balance of the related Mortgage,
                                    (B) the minimum amount required to
                                    compensate for damage or loss on a
                                    replacement cost basis, and (C) the full insurable value of such Property. Each individual insurance policy is the valid and binding obligation of the insurer and contains a standard mortgage clause naming the Seller, its successors and assigns as mortgagee. All premiums thereon have been paid. The related Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and

                                       38
                                                                       203968.5d
                                     upon the Mortgagor's failure to do so,
                                     authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

                           (xxxv) If any Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with respect to such Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, and (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended;

                           (xxxvi) Each Mortgage and Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all Mortgage Loan documents and convey the estate therein purported to be conveyed, and such Mortgage and Note have been duly and properly executed by such parties;

                           (xxxvii) The Seller has caused or will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Trust and its successors and assigns in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and the establishment of co-insured, joint loss payee and mortgagee rights in favor of the Trust;

                           (xxxviii) No instrument of release or waiver has been
                                     executed in connection with the Mortgage
                                     Loan, and no Mortgagor has been released, in whole or in part;

                           (xxxix) The proceeds of the Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder.

                           (xl) There is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagor;

                           (xli) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Trust or its successors or assigns to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                                       39
                                                                       203968.5d

                           (xlii) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Property is sold or further encumbered without the prior consent of the mortgagee thereunder;

                           (xliii) No Note permits or obligates any person to make future advances to the Mortgagor at the option of the Mortgagor;

                           (xliv) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Property at a trustee's sale or the right to foreclose the Mortgage;

                           (xlv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Seller nor any servicer has waived any default, breach, violation or event of acceleration;

                           (xlvi) All parties to the Note and the Mortgage had legal capacity to execute the Note and the Mortgage and each Note and Mortgage have been duly and properly executed by such parties;

                           (xlvii) All amounts received on and after the Cut-Off Date with respect to the Mortgage Loans have been deposited into the Principal and Interest Account and are, as of the Startup Day, in the Principal and Interest Account. All amounts received prior to the Cut-Off Date but representing payments that the Mortgagor is obligated to make after the Cut-Off Date have been deposited into the Principal and Interest Account and are, as of the Startup Day, in the Principal and Interest Account;

                           (xlviii) The Mortgage Loans were not selected by the
                                    Seller on any basis intended to adversely affect the Trust, the Owners, the Certificate Issuer or any of their successors and assigns;

                           (xlix) A full appraisal was performed in connection with each Property;

                           (xlx) To the best of the Seller's knowledge, no Property was in violation of any state or federal environmental law or regulation and no hazardous material substance or waste is present at any Property;

                           (xlxi) None of the Mortgage Loans is subject to any bankruptcy plan;

                           (xlxii) No duplicate original Note was executed by any Mortgagor;

                           (xlxiii) No more than 54.42% and 68.59% of the
                                    Initial Mortgage Loans in Group I and Group
                                    II, respectively, are subject to the Home
                                    Ownership and Equity

                                       40
                                                                       203968.5d

                                    Protection Act of 1994 (the "Home Protection
                                    Act"). With respect to each Initial Mortgage
                                    Loan subject to the Home Protection Act, each such Mortgage Loan has been originated and serviced in compliance with the provisions thereof; and

                           (xlxiv)  As of the Cut-Off Date, there is no
                                    delinquent tax or delinquent assessment lien against any Property.

                  (b) Upon the discovery by the Seller, the Servicer, the Oversight Agent, the Certificate Insurer or the Trustee of a breach of any of the representations and warranties made herein in respect of any Mortgage Loan, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller or any related Originator as to the facts stated therein, which materially and adversely affects the interests of the Owners or of the Certificate Insurer in such Mortgage Loan the party discovering such breach shall give prompt written notice to the other parties and the Certificate Insurer. If the breaching Mortgage Loan was acquired from an Originator, the Servicer shall promptly notify the related Originator of such breach and request that such Originator cure such breach or take the actions described in Section 3.4(b) hereof within the time periods required thereby, and if such Originator does not cure such breach in all material respects, the Seller shall cure such breach or take such actions within the time periods specified in Section 3.4. Except as set forth in Section 3.4, the obligations of the Seller or Servicer, as the case may be, shall be limited to the remedies for cure set forth in Section 3.4 with respect to any Mortgage Loan as to which such a breach has occurred and is continuing; the remedies set forth in
         Section 3.4 shall constitute the sole remedy with respect to such breach available to the Owners, the Trustee and the Certificate Insurer; provided, however, that the Seller shall indemnify the Trust for any fines, fees and penalties incurred by the Trust by reason of the Seller's breach of the representation set forth in Section 3.3(a)(xix) hereof.

                  The Seller acknowledges that a breach of any representation or warranty (x) relating to marketability of title sufficient to transfer unencumbered title to a Mortgage Loan and (y) relating to enforceability of the Mortgage Loan against the related Mortgagor or Property constitutes a breach of a representation or warranty which "materially and adversely affects the interests of the Owners or of the Certificate Insurer" in such Mortgage Loan.

                  Section 3.4. Covenants of the Seller to Take Certain Actions with Respect to the Mortgage Loans In Certain Situations. (a) With the provisos and limitations as to remedies set forth in this Section 3.4, upon the discovery by any Originator, the Seller, the Servicer, the Oversight Agent, the Certificate Insurer, any Sub-Servicer or the Trustee that the representations and warranties set forth in Section 3.3 of this Agreement were untrue in any material respect as of the Cut-Off Date (or in the case of the Subsequent Mortgage Loans, as of the respective Subsequent Cut-Off Date), and that such breach of the representations and warranties materially and adversely affects the interests of the Owners or of the Certificate Insurer, the party hereto discovering such breach shall give prompt written notice to the other parties hereto and to the Certificate Insurer.

                  (b) Upon the earliest to occur of the Seller's discovery, its receipt of notice of breach from any one of the other parties hereto or from the Certificate Insurer or such time as a breach of any representation and warranty materially and adversely affects the interests of the Owners or of the Certificate Insurer as set forth above, the Seller hereby covenants and warrants that it shall promptly cure such breach in all material respects (or shall cause an affiliate of the Seller or the related Originator to cure such breach) or it shall, subject to the further requirements of this paragraph, on the second Remittance Date next succeeding such discovery, receipt of notice or such other time (i) substitute (or cause an affiliate of the Seller or the related Originator to substitute) in lieu of each Mortgage Loan in the related Mortgage Loan Group which has given rise to the requirement for

                                       41
                                                                       203968.5d
         action by the Seller a Qualified Replacement Mortgage and deliver the Substitution Amount applicable thereto, together with the aggregate amount of all Delinquency Advances and Servicing Advances theretofore made with respect to such Mortgage Loan, to the Servicer for deposit in the Principal and Interest Account or (ii) purchase (or cause an affiliate of the Seller or the related Originator to purchase) such Mortgage Loan from the Trust at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account. In connection with any such proposed purchase or substitution, the Seller, at its expense, shall cause to be delivered to the Trustee, the Oversight Agent and the Certificate Insurer an opinion of counsel experienced in federal income tax matters stating whether or not such a proposed purchase or substitution would constitute a Prohibited Transaction for the Trust or would jeopardize the status of the Trust (other than the Non-REMIC Accounts) as a REMIC, and the Seller shall only be required to take either such action to the extent such action would not constitute a Prohibited Transaction for the Trust or would not jeopardize the status of the Trust (other than the Non-REMIC Accounts) as a REMIC. Any required purchase or substitution, if delayed by the absence of such opinion shall nonetheless occur upon the earlier of (i) the occurrence of a default or imminent default with respect to the Mortgage Loan or (ii) the delivery of such opinion. It is understood and agreed that the obligation of the Seller to cure the defect, or substitute for or purchase any Mortgage Loan as to which a representation or warranty is untrue in any material respect and has not been remedied shall constitute the sole remedy available to the Owners, the Trustee, the Oversight Agent and the Certificate Insurer.

                  (c) In the event that any Qualified Replacement Mortgage is delivered by an Originator or by the Seller to the Trust pursuant to this Section 3.4 or Section 3.6 hereof, the related Originator and the Seller shall be obligated to take the actions described in Section 3.4(b) with respect to such Qualified Replacement Mortgage upon the discovery by any of the Owners, the Seller, the Servicer, the Oversight Agent the Certificate Insurer, any Sub-Servicer or the Trustee that any of the representations and warranties set forth in Section 3.3 above are untrue in any material respect on the date such Qualified Replacement Mortgage is conveyed to the Trust such that the interests of the Owners or the Certificate Insurer in the related Qualified Replacement Mortgage are materially and adversely affected; provided, however, that for the purposes of this subsection (c) the representations and warranties in Section 3.3 above referring to items "as of the Cut-Off Date" or "as of the Startup Day" shall be deemed to refer to such items as of the date such Qualified Replacement Mortgage is conveyed to the Trust.

                  (d) It is understood and agreed that the covenants set forth in this Section 3.4 shall survive delivery of the respective Mortgage Loans (including Qualified Replacement Mortgages) to the Trustee.

                  (e) Neither the Trustee nor the Oversight Agent shall have any duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Mortgage Loan pursuant to this section or the eligibility of any Mortgage Loan for purposes of this Agreement.

                  Section 3.5. Conveyance of the Mortgage Loans. (a) The Seller, concurrently with the execution and delivery hereof, hereby transfers, assigns, sets over and otherwise conveys without recourse, to the Trustee for the benefit of the Owners of the Certificates and the Certificate Insurer, all right, title and interest of the Seller in and to each Initial Mortgage Loan listed on the Schedule of Mortgage Loans delivered by the Seller on the Startup Day, all right, title and interest in and to principal and interest (including prepaid interest) due on each such Initial Mortgage Loan after the Cut-Off Date (other than payments of principal and interest due on or before the Cut-Off Date) and all its right, title and interest in and to all Insurance Policies; provided, however, that the Seller reserves and retains all its right, title and interest in and to principal (including Prepayments) collected and principal and interest due on each Initial

                                       42
                                                                       203968.5d

Mortgage Loan on or prior to the Cut-Off Date. The transfer by the Seller of the Initial Mortgage Loans and the Subsequent Mortgage Loans set forth on the Schedule of Mortgage Loans is absolute and is intended by the Owners and all parties hereto to be treated as a sale by the Seller.

                  It is intended that the sale, transfer, assignment and conveyance herein contemplated constitute a sale of the Mortgage Loans conveying good title thereto free and clear of any liens and encumbrances from the Seller to the Trust and that the Mortgage Loans not be part of the Seller's estate in the event of an insolvency. In the event that any such conveyance or a conveyance pursuant to Section 3.8 and any Subsequent Transfer Agreement is deemed to be a loan, the parties intend that the Seller shall be deemed to have granted to the Trustee a security interest of first priority in all of the Seller's right, title and interest in the Mortgage, Note and the File, and that this Agreement shall constitute a security agreement under applicable law.

                  In connection with the sale, transfer, assignment, and conveyance, from the Seller to the Trustee, the Seller has filed, in the appropriate office or offices in the State of California, a UCC-1 financing statement executed by the Seller as debtor, naming the Trustee as secured party and listing the Mortgage Loans (both Initial Mortgage Loans and Subsequent Mortgage Loans) and the other property described above as collateral. The characterization of the Seller as a debtor and the Trustee as the secured party in such financing statements is solely for protective purposes and shall in no way be construed as being contrary to the intent of the parties that this transaction be treated as a sale of the Seller's entire right, title and interest in the Mortgage Loans and the related Files to the Trust. In connection with such filing, the Seller shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Trustee's and the Owners' interests in the Mortgage Loans and the related Files.

                  (b) In connection with the transfer and assignment of the Mortgage Loans, the Seller agrees to:

                          (i) cause to be delivered, on or prior to the Startup Day (except as otherwise stated below) without recourse to the Trustee on the Startup Day with respect to each Initial Mortgage Loan listed on the Schedule of Mortgage Loans or on each Subsequent Transfer Date with respect to each Subsequent Mortgage Loan:

                                (a)  the original Notes, endorsed without
                                     recourse by the related Originator, "Pay to the order of Norwest Bank Minnesota, National Association, as trustee for the First Alliance Mortgage Loan Trust 1999-2, without recourse" or "Pay to the order of holder, without recourse." In the event that the Mortgage Loan was acquired by the related Originator in a merger, the endorsement must be by the "(related Originator), successor by merger to (name of predecessor)"; and in the event that the Mortgage Loan was acquired or originated by the related Originator while doing business under another name, the endorsement must be by the "(related Originator), formerly known as (previous name)";

                                (b) originals of all intervening assignments, showing a complete chain of assignment from origination to the related Originator, if any, including warehousing assignments, with evidence of recording thereon (or, if an original intervening assignment has not been returned from the recording office, a certified copy thereof, the original to be delivered to the Trustee forthwith after return);

                                       43
                                                                       203968.5d

                                (c)  originals of all assumption and
                                     modification agreements, if any (or, if an original assumption and/or modification agreement has not been returned from the recording office, a certified copy thereof, the original to be delivered to the Trustee forthwith after return);

                                (d)  either (A) the original Mortgage with
                                     evidence of recording thereon or a
                                     certified copy of the Mortgage as recorded, or (B) if the original Mortgage has not yet been returned from the recording office, a certified copy of the Mortgage, together with a receipt from the recording office or from a title insurance company or a certificate of an Authorized Person of the related Originator indicating that such Mortgage has been delivered for recording;

                                (e)  the original assignment of Mortgage for
                                     each Mortgage Loan conveying the Mortgage from the Seller to "Norwest Bank Minnesota, National Association, as Trustee of the First Alliance Mortgage Loan Trust 1999-2, without recourse," which assignment shall be in form and substance acceptable for recording in the state or other jurisdiction where the mortgaged property is located and, within 75 Business Days following the Startup Day with respect to the Initial Mortgage Loans, or within 75 Business Days of each Subsequent Transfer Date with respect to the Subsequent Mortgage Loans, a recorded assignment of each such Mortgage; provided that in the event that the Mortgage Loan was acquired by the related Originator in a merger, the assignment of Mortgage must be by the "(related Originator), successor by merger to (name of predecessor)"; and in the event that the Mortgage Loan was acquired or originated by the related Originator while doing business under another name, the assignment of Mortgage must be by the "(related Originator), formerly known as (previous name)" (subject to the foregoing, and where permitted under the applicable laws of the jurisdiction where the mortgaged property is located, the assignments of Mortgage may be made by blanket assignments for Mortgage Loans covering mortgaged properties situated within the same county or other permitted governmental subdivision); and

                                (f) evidence of title insurance with respect to the mortgaged property in the form of a binder or commitment.

                          (ii) except with respect to Mortgage Loans covered by opinions of counsel delivered in the manner set forth below ("Assignment Opinions"), cause, as soon as possible but no more than 75 Business Days following the Startup Day with respect to the Initial Mortgage Loans, or within 75 Business Days of each Subsequent Transfer Date with respect to the Subsequent Mortgage Loans, the Originators to deliver to the Trustee copies of all Mortgage assignments described in Section 3.5(b)(i)(e) above submitted for recording, together with a list of (x) all Mortgages for which no Mortgage assignment has yet been submitted for recording by the related Originator (y) reasons why the related Originator has not yet submitted such Mortgage assignments for recording; provided, however, that with respect to Mortgage Loans relating to Properties located in the states of Arizona, California, Colorado, District of Columbia, Georgia, Idaho, Illinois, Maryland, Massachusetts, Ohio, Oregon,

                                       44
                                                                       203968.5d

                                Pennsylvania, Virginia and Washington, an
                                Originator shall not be required to record an assignment of a Mortgage if the Seller furnishes to the Trustee and the Certificate Insurer, on or before the Startup Day with respect to the Initial Mortgage Loans, or on each Subsequent Transfer Date with respect to the Subsequent Mortgage Loans, at the Seller's expense, the Assignment Opinions for the relevant jurisdictions which opine that recording is not necessary to perfect the rights of the Trustee in the related Mortgage (in form satisfactory to the Certificate Insurer, Moody's and Standard & Poor's); provided further, however, notwithstanding the delivery of any legal opinions, each assignment of mortgage shall be recorded upon the earliest to occur of: (i) the instructions by the Certificate Insurer to so record such assignments (such instructions shall be given by the Certificate Insurer using reasonable discretion) or (ii) the occurrence of an Event of Servicing Termination. With respect to any Mortgage assignment set forth on the aforementioned list which has not been submitted for recording for a reason other than a lack of original recording information or with respect to Mortgages not covered by the Assignment Opinions, the Trustee shall make an immediate demand on the Seller to cause such Mortgage assignments to be prepared and shall inform the Certificate Insurer of the Seller's failure to cause such Mortgage assignments to be prepared. Thereafter, the Trustee shall cooperate in executing any documents prepared by the Certificate Insurer and submitted to the Trustee in connection with this provision. Following the expiration of the 75-Business Day period following the Startup Day with respect to the Initial Mortgage Loans, or within 75 Business Days of each Subsequent Transfer Date with respect to the Subsequent Mortgage Loans and except with respect to Mortgages covered by the Assignment Opinions, the Seller shall cause to be prepared a Mortgage assignment for any Mortgage for which original recording information is subsequently received by the related Originator and shall promptly deliver a copy of such Mortgage assignment to the Trustee.

                  All recording required pursuant to this Section 3.5 shall be accomplished at the expense of the Originators or of the Seller. Notwithstanding anything to the contrary contained in this Section 3.5, in those instances where the public recording office retains the original Mortgage, the assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of such Mortgage, such assignment or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

                  Copies of all Mortgage assignments received by the Trustee shall be kept in the related File.

                  (c) In the case of Initial Mortgage Loans which have been prepaid in full on or after the Cut-Off Date and prior to the Startup Day, the Seller, in lieu of the foregoing, will deliver within 15 Business Days after the Startup Day to the Trustee a certification of an Authorized Officer in the form set forth in Exhibit D.

                  (d) The Seller shall transfer, assign, set over and otherwise convey without recourse, to the Trustee all right, title and interest of the Seller in and to any Qualified Replacement Mortgage delivered to the Trustee on behalf of the Trust by the Seller pursuant to Section
         3.4 or Section 3.6 hereof and all its right, title and interest to principal and interest due on such Qualified Replacement Mortgage after the applicable Replacement Cut-Off Date; provided, however, that the Seller shall reserve and retain all right, title and interest in and to payments of principal and interest due on such Qualified Replacement Mortgage on and prior to the applicable Replacement Cut-Off Date.

                                                                       203968.5d

                  (e) As to each Mortgage Loan released from the Trust in connection with the conveyance of a Qualified Replacement Mortgage therefor, the Trustee will transfer, assign, set over and otherwise convey without recourse, on the Seller's order, all of its right, title and interest in and to such released Mortgage Loan and all the Trust's right, title and interest to principal and interest due on such released Mortgage Loan after the applicable Replacement Cut-Off Date; provided, however, that the Trust shall reserve and retain all right, title and interest in and to payments of principal and interest due on such released Mortgage Loan after the related Cut-Off Date or Subsequent Cut-Off Date, as applicable, but on and prior to the applicable Replacement Cut-Off Date.

                  (f) In connection with any transfer and assignment of a Qualified Replacement Mortgage to the Trustee on behalf of the Trust, the Seller agrees to cause to be delivered to the Trustee the items described in Section 3.5(b) on the date of such transfer and assignment or if a later delivery time is permitted by Section 3.5(b) then no later than such later delivery time.

                  (g) As to each Mortgage Loan released from the Trust in connection with the conveyance of a Qualified Replacement Mortgage the Trustee shall deliver on the date of conveyance of such Qualified Replacement Mortgage, and on the order of the Seller (i) the original Note, or the certified copy, relating thereto, endorsed without recourse, to the Seller and (ii) such other documents as constituted the File with respect thereto.

                  (h) If a Mortgage assignment is lost during the process of recording, or is returned from the recorder's office unrecorded due to a defect therein, the Seller shall prepare a substitute assignment or cure such defect, as the case may be, and thereafter cause each such assignment to be duly recorded.

                  (i) The Seller shall reflect on its records that the Mortgage Loans have been sold to the Trust.

                  Section 3.6. Acceptance by Trustee; Certain Substitutions of Mortgage Loans; Certification by Trustee.

                  (a) The Trustee agrees to execute and deliver to the Seller, the Servicer and the Certificate Insurer on the Startup Day an Initial Certification in the form annexed hereto as Exhibit E to the effect that, as to each Mortgage Loan listed in the Schedule of Mortgage Loans (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement with respect to such Mortgage Loan are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Schedule of Mortgage Loans as to (a) the Seller's loan number, (b) the Mortgagor's name, (c) the address (including the state and zip code) of the Property, (d) the original Loan Balance, (e) the monthly payment of principal and interest, (f) the initial Coupon Rate, (g) the date the loan was closed, (h) the first payment date and (i) the maturity of the related Note, accurately reflects information set forth in the File. The Trustee shall not be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. Within 90 days of the Startup Day (or, with respect to any document delivered after the Startup Day, within 45 days of receipt or 90 days after the Startup Day, whichever is later and with respect to any Subsequent Mortgage Loan or Qualified Replacement Mortgage, within 45 days after the assignment thereof or 90 days after the Startup Day, whichever is later) the Trustee shall deliver to the Seller, Certificate Insurer and the

                                                                       203968.5d

         Servicer a Final Certification in the form annexed hereto as Exhibit F evidencing the completeness of the Files, with any applicable exceptions noted thereon.

                  (b) If in the process of reviewing the Files and preparing the certifications referred to above, the Trustee finds any document or documents constituting a part of a File (which the Trustee is required to review) which is not properly executed, has not been received within the specified period or is unrelated to the Mortgage Loans identified in the Schedule of Mortgage Loans, or that any Mortgage Loan does not conform as to loan number and address as set forth in the Schedule of Mortgage Loans, the Trustee shall promptly notify the Seller and the Certificate Insurer. The Seller shall use reasonable efforts to cure any such defect within 60 days from the date on which the Seller was notified of such defect, and if the Seller does not cure such defect in all material respects during such period, the Seller will (or will cause the related Originator or an affiliate of the Seller to) on the next succeeding Remittance Date (i) substitute in lieu of such Mortgage Loan a Qualified Replacement Mortgage and deliver the Substitution Amount applicable thereto to the Servicer for deposit in the Principal and Interest Account or (ii) purchase such Mortgage Loan at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account. In connection with any such proposed purchase or substitution the Seller shall cause at the Seller's expense to be delivered to the Trustee and to the Certificate Insurer an opinion of counsel experienced in federal income tax matters stating whether or not such a proposed purchase or substitution would constitute a Prohibited Transaction for the Trust or would jeopardize the status of the Trust (other than the Non-REMIC Accounts) as a REMIC, and the Seller shall only be required to take either such action to the extent such action would not constitute a Prohibited Transaction for the Trust or would not jeopardize the status of the Trust (other than the Non-REMIC Accounts) as a REMIC. Any required purchase or substitution, if delayed by the absence of such opinion shall nonetheless occur upon the earlier of (i) the occurrence of a default or imminent default with respect to the Mortgage Loan or (ii) the delivery of such opinion.

                  Section 3.7. Cooperation Procedures. (a) The Seller shall, in connection with the delivery of each Qualified Replacement Mortgage to the Trustee, provide the Trustee with the information set forth in the Schedule of Mortgage Loans with respect to such Qualified Replacement Mortgage.

                  (b) The Seller, the Servicer, the Oversight Agent and the Trustee covenant to provide each other with all data and information required to be provided by them hereunder at the times required hereunder, and additionally covenant reasonably to cooperate with each other in providing any additional information required to be obtained by any of them in connection with their respective duties hereunder.

                  (c) The Servicer shall maintain such accurate and complete accounts, records and computer systems pertaining to each File as shall enable it and the Trustee to comply with this Agreement. In performing its recordkeeping duties the Servicer shall act in accordance with the servicing standards set forth in this Agreement. The Servicer shall conduct, or cause to be conducted, periodic audits of its accounts, records and computer systems as set forth in Sections 8.16 and 8.17 hereof. The Servicer shall promptly report to the Trustee and the Oversight Agent any failure on its part to maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

                  (d) The Seller further confirms to the Trustee that it has caused the portions of the electronic ledger relating to the Mortgage Loans to be clearly and unambiguously marked to indicate that such Mortgage Loans have been sold, transferred, assigned and conveyed to the Trustee and constitute part of the Trust Estate in accordance with the terms of the trust created hereunder and that

                                                                       203968.5d
         the Seller will treat the transaction contemplated by such sale, transfer, assignment and conveyance as a sale for accounting purposes.

                  Section 3.8. Conveyance of the Subsequent Mortgage Loans. (a) Subject to the satisfaction of the conditions set forth in Sections 3.5(b) and 3.5(i) with respect to the Subsequent Mortgage Loans and paragraphs (b), (c) and
(d) below (based on the Trustee's review of such conditions) in consideration of the Trustee's delivery on the Subsequent Transfer Date to or upon the order of the Seller of all or a portion of the balance of funds in the Pre-Funding Account, the Seller shall on the Subsequent Transfer Date sell, transfer, assign, set over and otherwise convey without recourse, to the Trustee, all of the Seller's right, title and interest in and to principal and interest (including prepaid interest) due on each Subsequent Mortgage Loan after the Subsequent Cut-Off Date (other than payments of principal and interest due on or before the Subsequent Cut-Off Date) which Subsequent Mortgage Loans shall have been approved by the Certificate Insurer and which the Seller is causing to be delivered to the Trustee with the related Subsequent Transfer Agreement (and all substitutions therefor as provided by Sections 3.3, 3.4 and 3.6) together with the related Subsequent Mortgage Loan documents and the Seller's interest in any Property which secures a Subsequent Mortgage Loan but which is acquired by foreclosure or deed in lieu of foreclosure, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing and proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Subsequent Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing).

                  The transfer by the Seller of the Subsequent Mortgage Loans set forth on the related Schedule of Mortgage Loans to the Trust shall be absolute and shall be intended by the Owners and all parties hereto to be treated as a sale by the Seller to the Trust. Any Subsequent Mortgage Loan so transferred will be included in one (and only one) of either Group I or Group
II. The amount released from the Pre-Funding Account shall be one hundred percent (100%) of the aggregate principal balances of the Subsequent Mortgage Loans so transferred. Upon the transfer by the Seller of the Subsequent Mortgage Loans hereunder, such Subsequent Mortgage Loans (and all principal and interest due thereon subsequent to the Subsequent Cut Off Date) and all other rights and interests with respect to such Subsequent Mortgage Loans transferred pursuant to a Subsequent Transfer Agreement shall be deemed for all purposes hereunder to be part of the Trust Estate. The Seller hereby covenants and agrees to use its best efforts to ensure that a sufficient amount of Subsequent Mortgage Loans will be transferred to the Trust during the Funding Period to reduce the Pre-Funded Amount to less than $100,000 for each Group.

                  (b) The obligation of the Trustee to accept the transfer of the Subsequent Mortgage Loans and the other property and rights related thereto described in paragraph (a) above is subject to the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                           (i) the Seller shall have provided the Trustee, the Oversight Agent and the Certificate Insurer with an Addition Notice and shall have provided any information reasonably requested by any of the foregoing with respect to the Subsequent Mortgage Loans; provided, however, that the parties hereto agree that the initial Subsequent Transfer Date is June 29, 1999 and that no Addition Notice is necessary in connection with the Subsequent Mortgage Loans to be transferred on such date;

                           (ii) the Seller shall have delivered to the Trustee a duly executed Subsequent Transfer Agreement (including an acceptance by the Trustee) which shall

                                                                       203968.5d
                                    include a Schedule of Mortgage Loans,
                                    listing the Subsequent Mortgage Loans and any other exhibits listed thereon;

                           (iii) the Seller shall have caused to be delivered to the Trustee all the documents required for the transfer and assignment of the Subsequent Mortgage Loans, as set forth in
                                    Section 3.5(b) hereof;

                           (iv) the Seller shall have deposited in the Principal and Interest Account all principal collected and interest due in respect of such Subsequent Mortgage Loans on or after the Subsequent Cut Off Date, including prepaid interest collected through the first due date of the Subsequent Mortgage Loans;

                           (v) as of the Subsequent Transfer Date, the Seller is not insolvent, nor will it be made insolvent by such transfer, nor is it aware of any pending insolvency;

                           (vi)     the Funding Period shall not have ended;

                           (vii) the Seller shall have delivered to the Trustee, the Oversight Agent and the Certificate Insurer an Officer's Certificate confirming the satisfaction of each condition precedent specified in items (i) through (v) of this paragraph (b) and paragraphs (c) and (d) below and in the Subsequent Transfer Agreement;

                           (viii) the Seller shall have delivered to the Trustee, the Oversight Agent, the Rating Agencies and the Certificate Insurer opinions of counsel with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the opinions of counsel delivered to the Certificate Insurer and the Trustee on the Startup Day with respect to the Initial Mortgage Loans (bankruptcy, corporate and tax); and

                           (ix) the Certificate Insurer retains the right to adjust the loss coverage requirements, including, but not limited to the related Specified Subordinated Amount, if a final Mortgage Loan Group differs materially from the Initial Mortgage Loans in such Mortgage Loan Group. Prior to any such adjustment, the Certificate Insurer shall give written notice to the Rating Agencies.

                  (c) The obligation of the Trust to purchase Subsequent Mortgage Loans on the Subsequent Transfer Date for inclusion in Group I is subject to the following requirements: (i) such Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the Subsequent Cut Off Date; (ii) the remaining term to maturity of such Subsequent Mortgage Loan may not exceed 30 years; (iii) such Subsequent Mortgage Loan will have a Combined Loan-to-Value Ratio of not more than 85% and; (iv) the Certificate Insurer shall have given its consent to the inclusion of such Subsequent Mortgage Loan; and, (v) following the purchase of such Subsequent Mortgage Loans by the Trust, the Mortgage Loans in Group I (including the Subsequent Mortgage Loans in Group I)
         (a) will have a weighted average Coupon Rate of at least 9.41% (b) will have a weighted average Combined Loan-to-Value Ratio of not more than 63.00% (c) will have an average current loan balance of not greater than $100,000 and not more than 16.00% of the Mortgage Loans in Group I may have a principal balance greater than $200,000; (d) will satisfy the representations and warranties set forth in Section 3.3 hereof; and
         (e) have a first due date no later than September 1, 1999.

                                                                       203968.5d

                  (d) The obligation of the Trust to purchase Subsequent Mortgage Loans on the Subsequent Transfer Date for inclusion in Group II is subject to the following requirements: (i) such Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the Subsequent Cut Off Date; (ii) the remaining term to maturity of such Subsequent Mortgage Loan may not exceed 30 years; (iii) such Subsequent Mortgage Loan will have a Loan to Value Ratio of not more than 85%; and (iv) the Certificate Insurer shall have given its consent to the inclusion of such Subsequent Mortgage Loan; and, (v) following the purchase of such Subsequent Mortgage Loans by the Trust, the Mortgage Loans in Group II (including the Subsequent Mortgage Loans in Group II): (a) will have a weighted average coupon rate of at least 8.41%; (b) will have a weighted average Loan to Value Ratio of not more than 68.46%; and (c) will have an average current loan balance not greater than $130,000 and not more than 24.35% of the Mortgage Loans in Group II may have a principal balance in excess of $200,000; (d) will satisfy the representations and warranties set forth in Section 3.3 hereof; and (e) have a first due date no later than September 1, 1999.

                  (e) In connection with each Subsequent Transfer Date and, if applicable, on the Payment Dates occurring in July and August 1999, as applicable, the Trustee shall determine: (i) the amount and correct dispositions of the Group I Capitalized Interest Requirement and the Group II Capitalized Interest Requirement, the Group I Overfunded Interest Amount, the Group II Overfunded Interest Amount, the Pre-Funding Account Earnings and the Pre-Funded Amount (and the portion of such amounts allocable to Group I and Group II) and (ii) any other necessary matters in connection with the administration of the Pre-Funding Account and of the Capitalized Interest Account. In the event that any amounts are released as a result of an error in calculation to the Owners or the Seller from the Pre-Funding Account or from the Capitalized Interest Account, such Owners or the Seller shall immediately repay such amounts to the Trustee.

                  Section 3.9. Books and Records. The sale of each Mortgage Loan shall be reflected in the Seller's balance sheets and other financial statements as a sale of assets by the Seller under generally accepted accounting principles.


                                   ARTICLE IV

                        ISSUANCE AND SALE OF CERTIFICATES

                  Section 4.1. Issuance of Certificates. On the Startup Day, upon the Trustee's receipt from the Seller of an executed Delivery Order in the form set forth as Exhibit G hereto, the Trustee shall execute, authenticate and deliver the Certificates on behalf of the Trust in accordance with the directions set forth in such Delivery Order.

                  Section 4.2. Sale of Certificates. At 10:00 a.m. Eastern Time on the Startup Day, at the offices of Arter & Hadden LLP, 1801 K Street, N.W., Washington, D.C. 20006, the Seller will sell and convey the Mortgage Loans and the money, instruments and other property related thereto to the Trustee, and the Trustee will (i) deliver to the Underwriter the Class A Certificates with an aggregate Percentage Interest in each Class equal to 100%, registered in the name of Cede & Co. or in such other names as the Underwriter shall direct, against payment of the purchase price thereof by wire transfer of immediately available funds to the Trustee, and (ii) deliver to First Alliance Portfolio Services, Inc. a Class R Certificate, with a Percentage Interest equal to 100%. Upon the Trustee's receipt of the entire net proceeds of the sale of the Class A Certificates the Seller shall instruct the Trustee to: (a) deposit (i) an amount equal to the Original Pre-Funded Amount in the Pre-Funding Account and (ii) an amount equal to the sum of the Group I Original Capitalized Interest Amount and the Group II Original Capitalized Interest Amount in the Capitalized Interest Account contributed by the Seller out of such proceeds or otherwise,(b) pay any fees and

                                                                       203968.5d
expenses identified by the Seller and (c) pay to the Seller the balance after deducting such amounts. The Seller shall pay directly to the Certificate Insurer the Initial Premium.


                                    ARTICLE V

                     CERTIFICATES AND TRANSFER OF INTERESTS

                  Section 5.1. Terms. (a) The Certificates are pass-through securities having the rights described therein and herein. Notwithstanding references herein or therein with respect to the Certificates as to "principal" and "interest" no debt of any Person is represented thereby, nor are the Certificates or the underlying Notes guaranteed by any Person (except that the Notes may be recourse to the Mortgagors thereof to the extent permitted by law and except for the rights of the Trustee with respect to the Certificate Insurance Policies). Distributions on the Certificates are payable solely from payments received on or with respect to the Mortgage Loans (other than the Servicing Fees), moneys in the Principal and Interest Account, except as otherwise provided herein, moneys in the Pre-Funding Account and the Capitalized Interest Account from earnings on moneys and the proceeds of property held as a part of the Trust Estate and, upon the occurrence of certain events, from Insured Payments. Each Certificate entitles the Owner thereof to receive monthly on each Payment Date, in order of priority of distributions with respect to such Class of Certificates a specified portion of such payments with respect to the Mortgage Loans in the related Mortgage Loan Group and certain related Insured Payments, pro rata in accordance with such Owner's Percentage Interest.

                  (b) Each Owner is required, and hereby agrees, to return to the Trustee at the Corporate Trust Office any Certificate prior to the final distribution due thereon. Any such Certificate as to which the Trustee has made the final distribution thereon shall be deemed canceled and shall no longer be Outstanding for any purpose of this Agreement.

                  Section 5.2. Forms. The Class A-1 Certificates, the Class A-2 Certificates and the Class R Certificates shall be in substantially the forms set forth in Exhibits A-1, A-2 and B hereof, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the Seller's judgment be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any applicable securities laws or as may, consistently herewith, be determined by the Authorized Officer of the Trustee executing such Certificates, as evidenced by his execution thereof.

                  Section 5.3. Execution, Authentication and Delivery. Each Certificate shall be executed on behalf of the Trust, by the manual or facsimile signature of one of the Trustee's Authorized Officers and shall be authenticated by the manual or facsimile signature of one of the Trustee's Authorized Officers.

                  Certificates bearing the manual signature of individuals who were at any time the proper officers of the Trustee shall, upon proper authentication by the Trustee, bind the Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the execution and delivery of such Certificates or did not hold such offices at the date of authentication of such Certificates.

                  The initial Certificates shall be dated as of the Startup Day and delivered at the Closing to the parties specified in Section 4.2 hereof.

                  No Certificate shall be valid until executed and authenticated as set forth above.


                                                                       203968.5d

                  Section 5.4. Registration and Transfer of Certificates. (a) The Trustee, as registrar, shall cause to be kept a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and the registration of transfer of Certificates. The Trustee is hereby appointed registrar (the "Registrar") for the purpose of registering Certificates and transfers of Certificates as herein provided. The Owners and the Certificate Insurer shall have the right to inspect the Register during business hours upon reasonable notice (but no less than 2 Business Days) and to obtain copies thereof.

                  (b) Subject to the provisions of Section 5.8 hereof, upon surrender for registration of transfer of any Certificate at the office designated as the location of the Register, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and in the aggregate principal amount of the Certificate so surrendered.

                  (c) At the option of any Owner, Certificates of any Class owned by such Owner may be exchanged for other Certificates authorized of like Class, tenor, aggregate original principal amount and bearing numbers not contemporaneously outstanding, upon surrender of the Certificates to be exchanged at the office designated as the location of the Register. Whenever any Certificate is so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificate or Certificates which the Owner making the exchange is entitled to receive.

                  (d) All Certificates issued upon any registration of transfer or exchange of Certificates shall be valid evidence of the same ownership interests in the Trust and entitled to the same benefits under this Agreement as the Certificates surrendered upon such registration of transfer or exchange.

                  (e) Every Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Owner thereof or his attorney duly authorized in writing.

                  (f) No service charge shall be made to an Owner for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates; any other expenses in connection with such transfer or exchange shall be an expense of the Trust.

                  (g) It is intended that the Class A Certificates be registered so as to participate in a global book-entry system with the Depository, as set forth herein. Each Class of Class A Certificates shall, except as otherwise provided in the next paragraph, be initially issued in the form of a single fully registered Class A Certificate with a denomination equal to the Original Certificate Principal Balance of such Class. Upon initial issuance, the ownership of each such Class A Certificate shall be registered in the Register in the name of Cede & Co., or any successor thereto, as nominee for the Depository.

                  On the Startup Day, no Class A Certificates shall be issued in denominations of less than $25,000 except for one Certificate of each Class which may be in a denomination of less than $1,000; accordingly the Trust shall not issue tail certificates on the Startup Day.

                  The Seller and the Trustee are hereby authorized to execute and deliver the Representation Letter with the Depository.


                                                                       203968.5d

                  With respect to Class A Certificates registered in the Register in the name of Cede & Co., as nominee of the Depository, the Seller, the Servicer, the Oversight Agent and the Trustee shall have no responsibility or obligation to Direct or Indirect Participants or beneficial owners for which the Depository holds Class A Certificates from time to time as a Depository. Without limiting the immediately preceding sentence, the Seller, the Servicer, the Oversight Agent and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to the ownership interest in the Class A Certificates, (ii) the delivery to any Direct or Indirect Participant or any other Person, other than a registered Owner of a Class A Certificate as shown in the Register, of any notice with respect to the Class A Certificates or (iii) the payment to any Direct or Indirect Participant or any other Person, other than a registered Owner of a Class A Certificate as shown in the Register, of any amount with respect to any distribution of principal or interest on the Class A Certificates. No Person other than a registered Owner of a Class A Certificate as shown in the Register shall receive a certificate evidencing such Class A Certificate.

                  Upon delivery by the Depository to the Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of interest by the mailing of checks or drafts to the registered Owners of Class A Certificates appearing as registered Owners in the registration books maintained by the Trustee at the close of business on a Record Date, the name "Cede & Co." in this Agreement shall refer to such new nominee of the Depository.

                  (h) In the event that (i) the Depository or the Seller advises the Trustee and the Certificate Insurer in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Class A Certificates and the Seller or the Trustee is unable to locate a qualified successor or
         (ii) the Seller at its sole option elects to terminate the book-entry system through the Depository, the Class A Certificates shall no longer be restricted to being registered in the Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Seller may determine that the Class A Certificates shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Seller and at the Seller's expense, or such depository's agent or designee but, if the Seller does not select such alternative global book-entry system, then the Class A Certificates may be registered in whatever name or names registered Owners of Class A Certificates transferring Class A Certificates shall designate, in accordance with the provisions hereof.

                  (i) Notwithstanding any other provision of this Agreement to the contrary, so long as any Class A Certificate is registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal or interest on such Class A Certificates and all notices with respect to such Class A Certificates shall be made and given, respectively, in the manner provided in the Representation Letter.

                  Section 5.5. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) in the case of any mutilated Certificate, such mutilated Certificate shall first be surrendered to the Trustee, and in the case of any destroyed, lost or stolen Certificate, there shall be first delivered to the Trustee such security or indemnity as may be reasonably required by it to hold the Trustee harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and aggregate principal amount, bearing a number not contemporaneously outstanding.


                                                                       203968.5d

                  Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto; any other expenses in connection with such issuance shall be an expense of the Trust.

                  Every new Certificate issued pursuant to this Section in exchange for or in lieu of any mutilated, destroyed, lost or stolen Certificate shall constitute evidence of a substitute interest in the Trust and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates of the same Class duly issued hereunder and such mutilated, destroyed, lost or stolen Certificate shall not be valid for any purpose.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

                  Section 5.6. Persons Deemed Owners. The Trustee and any agent of the Trustee may treat the Person in whose name any Certificate is registered as the Owner of such Certificate for the purpose of receiving distributions with respect to such Certificate and for all other purposes whatsoever, and neither the Trustee nor any agent of the Trustee shall be affected by notice to the contrary.

                  Section 5.7. Cancellation. All Certificates surrendered for registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. No Certificate shall be authenticated in lieu of or in exchange for any Certificate canceled as provided in this Section, except as expressly permitted by this Agreement. All canceled Certificates may be held by the Trustee in accordance with its standard retention policy.

                  Section 5.8. Limitation on Transfer of Ownership Rights. (a) No sale or other transfer of any Class A Certificate shall be made to the Seller, any Originator or any of their respective affiliates.

                  (b) No sale or other transfer of record or beneficial ownership of a Class R Certificate (whether pursuant to a purchase, a transfer resulting from a default under a secured lending agreement or otherwise) shall be made to a Disqualified Organization or agent of a Disqualified Organization. The transfer, sale or other disposition of a Class R Certificate (whether pursuant to a purchase, a transfer resulting from a default under a secured lending agreement or otherwise) to a Disqualified Organization shall be deemed to be of no legal force or effect whatsoever and such transferee shall not be deemed to be an Owner for any purpose hereunder, including, but not limited to, the receipt of distributions on such Class R Certificate. Furthermore, in no event shall the Trustee accept surrender for transfer, registration of transfer, or register the transfer, of any Class R Certificate nor authenticate and make available any new Class R Certificate unless the Trustee has received an affidavit from the proposed transferee that such transferee is not a pension or benefit plan or individual retirement arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or to Section 4975 of the Code or an entity whose underlying assets are deemed to be assets of such a plan or arrangement by reason of such plan's or arrangement's investment in the entity, as determined under U.S. Department of Labor Regulations 29 C.F.R. ss. 2510.3-101 or otherwise. Each holder of a Class R Certificate, by his acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 5.8(b).

                  (c) No other sale or other transfer of record or beneficial ownership of a Class R Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event such a transfer is to be made within three years from the Startup Day, (i) the Trustee and the Seller shall require a written opinion of counsel acceptable to and in form and substance satisfactory to the Seller and the Certificate Insurer in the event that such

                                                                       203968.5d
         transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which opinion of counsel shall not be an expense of the Trustee, the Trust Estate or the Certificate Insurer, and (ii) the Trustee shall require the Transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Seller and the Certificate Insurer certifying to the Trustee, the Certificate Insurer and the Seller the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee, the Trust Estate, the Certificate Insurer or the Seller. The Owner of a Class R Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Insurer and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  Section 5.9. Assignment of Rights. An Owner may pledge, encumber, hypothecate or assign all or any part of its right to receive distributions hereunder, but such pledge, encumbrance, hypothecation or assignment shall not constitute a transfer of an ownership interest sufficient to render the transferee an Owner of the Trust without compliance with the provisions of Section 5.4 and Section 5.8 hereof.


                                   ARTICLE VI

                                    COVENANTS

                  Section 6.1. Distributions. On each Payment Date, the Trustee will withdraw amounts from the Certificate Account and make the distributions with respect to the Certificates in accordance with the terms of the Certificates and this Agreement. Such distributions shall be made (i) by check mailed on each Payment Date or (ii) if requested by any Owner, to such Owner by wire transfer to an account within the United States designated no later than five Business Days prior to the related Record Date, made on each Payment Date, in each case to each Owner of record on the immediately preceding Record Date; provided, however, that an Owner of a Class A Certificate shall only be entitled to payment by wire transfer if such Owner owns Class A Certificates in the aggregate denomination of at least $5,000,000.

                  Section 6.2. Money for Distributions to be Held in Trust; Withholding. (a) All payments of amounts due and payable with respect to any Certificate that are to be made from amounts withdrawn from the Certificate Account pursuant to Section 7.5 hereof or from Insured Payments shall be made by and on behalf of the Trustee, and no amounts so withdrawn from the Certificate Account for payments of the Certificates and no Insured Payment shall be paid over to the Trustee except as provided in this Section.

                  (b) The Trustee on behalf of the Trust shall comply with all requirements of the Code and applicable state and local law with respect to the withholding from any distributions made by it to any Owner of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  (c) Any money held by the Trustee in trust for the payment of any amount due with respect to any Class A Certificate and remaining unclaimed by the Owner of such Class A Certificate for the period then specified in the escheat laws of the State of New York after such amount has become due and payable shall be discharged from such trust and be paid first to the Certificate Insurer on account of any Reimbursement Amounts and second to the Owners of the Class R Certificates; and the Owner of such Class A Certificate shall thereafter, as an unsecured general creditor, look only to the Certificate Insurer or the Owners of the Class R Certificates for payment thereof (but only to the extent of the amounts so paid to the Certificate Insurer or the Owners of the Class R Certificates), and all liability of the Trustee with respect to such trust money shall thereupon cease; provided, however, that the Trustee, before being required to make any such

                                                                       203968.5d
         payment, shall at the expense of the Trust cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed and that, after a date specified therein, which shall be not fewer than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Certificate Insurer or the Owners of the Class R Certificates. The Trustee shall, at the direction of the Seller, also adopt and employ, at the expense of the Trust, any other reasonable means of notification of such payment (including but not limited to mailing notice of such payment to Owners whose right to or interest in moneys due and payable but not claimed is determinable from the Register at the last address of record for each such Owner).

                  Section 6.3. Protection of Trust Estate. (a) The Trustee will hold the Trust Estate in trust for the benefit of the Owners and, upon request of the Certificate Insurer, or, with the consent of the Certificate Insurer, at the request and expense of the Seller, will from time to time execute and deliver all such supplements and amendments hereto pursuant to Section 11.14 hereof and all instruments of further assurance and other instruments, and will take such other action upon such request from the Seller or the Certificate Insurer, to:

                           (i) more effectively hold in trust all or any portion of the Trust Estate;

                           (ii) perfect, publish notice of or protect the validity of any grant made or to be made by this Agreement;

                           (iii) enforce any of the Mortgage Loans; or

                           (iv) preserve and defend title to the Trust Estate and the rights of the Trustee, and the ownership interests of the Owners represented thereby, in such Trust Estate against the claims of all Persons and parties.

                  The Trustee shall send copies of any request received from the Certificate Insurer or the Seller to take any action pursuant to this Section
6.3 to the other party.

                  (b) The Trustee shall have the power to enforce, shall enforce the obligations of the other parties to this Agreement and of the Certificate Insurer, by action, suit or proceeding at law or equity and shall also have the power to enjoin, by action or suit in equity, any acts or occurrences which may be unlawful or in violation of the rights of the Owners; provided, however, that nothing in this Section shall require any action by the Trustee unless the Trustee shall first (i) have been furnished indemnity satisfactory to it and (ii) when required by this Agreement, have been requested to take such action by a majority of the Percentage Interests represented by the affected Class or Classes of Class A Certificates then Outstanding or, if there are no longer any affected Class A Certificates then outstanding, by such majority of the Percentage Interests represented by the Class R Certificates.

                  (c) The Trustee shall execute any instrument required pursuant to this Section so long as such instrument does not conflict with this Agreement or with the Trustee's fiduciary duties.

                  Section 6.4. Performance of Obligations. The Trustee will not take any action that would release the Seller, the Servicer, the Oversight Agent or the Certificate Insurer from any of their respective covenants or obligations under any instrument or document relating to the Trust Estate or the Certificates or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or document, except as expressly provided in this Agreement or such other instrument or document.


                                                                       203968.5d

                  The Trustee may contract with other Persons to assist it in performing its duties hereunder.

                  Section 6.5. Negative Covenants. The Trustee will not, to the extent within the control of the Trustee, take any of the following actions:

                  (i) sell, transfer, exchange or otherwise dispose of any of the Trust Estate except as expressly permitted by this Agreement;

                  (ii) claim any credit on or make any deduction from the distributions payable in respect of, the Certificates (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Owner by reason of the payment of any taxes levied or assessed upon any of the Trust Estate;

                  (iii) incur, assume or guaranty on behalf of the Trust any indebtedness of any Person except pursuant to this Agreement;

                  (iv) dissolve or liquidate the Trust Estate in whole or in part, except pursuant to Article IX hereof; or

                  (v) (A) impair the validity or effectiveness of this Agreement, or release any Person from any covenants or obligations with respect to the Trust or to the Certificates under this Agreement, except as may be expressly permitted hereby or (B) create or extend any lien, charge, adverse claim, security interest, mortgage or other encumbrance to or upon the Trust Estate or any part thereof or any interest therein or the proceeds thereof.

                  Section 6.6. No Other Powers. The Trustee will not, to the extent within the control of the Trustee, permit the Trust to engage in any business activity or transaction other than those activities permitted by
Section 2.3 hereof.

                  Section 6.7. Limitation of Suits. No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to this Agreement or the Certificate Insurance Policies or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Owner has previously given written notice to the Seller and the Trustee of such Owner's intention to institute such proceeding;

                  (2) the Owners of not less than 25% of the Percentage Interests represented by the affected Class or Classes of Certificates then Outstanding or, if there are no affected Classes of Class A Certificates then Outstanding, by such percentage of the Percentage Interests represented by the Class R Certificates shall have made written request to the Trustee to institute such proceeding in respect of such Event of Default;

                  (3) such Owner or Owners have offered to the Trustee indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceeding;

                  (5) as long as any Class A Certificates are Outstanding, the Certificate Insurer has consented in writing thereto (unless the action is against the Certificate Insurer); and


                                                                       203968.5d

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


                  (6) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Certificate Insurer or by the Owners of a majority of the Percentage Interests represented by the Class A Certificates or, if there are no Class A Certificates then Outstanding, by such majority of the Percentage Interests represented by the Class R Certificates;

it being understood and intended that no one or more Owners shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Owner of the same Class or to obtain or to seek to obtain priority or preference over any other Owner of the same Class or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all the Owners of the same Class.

                  In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Owners, each representing less than a majority of the applicable Class of Certificates, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provision of this Agreement.

                  Section 6.8. Unconditional Rights of Owners to Receive Distributions. Notwithstanding any other provision in this Agreement, the Owner of any Certificate shall have the right, which is absolute and unconditional, to receive distributions to the extent provided herein and therein with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

                  Section 6.9. Rights and Remedies Cumulative. Except as otherwise provided herein, no right or remedy herein conferred upon or reserved to the Trustee, the Certificate Insurer or to the Owners is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. Except as otherwise provided herein, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 6.10. Delay or Omission Not Waiver. No delay of the Trustee, the Oversight Agent, the Certificate Insurer or any Owner of any Certificate to exercise any right or remedy under this Agreement to any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article VI or by law to the Trustee, the Oversight Agent, the Certificate Insurer or the Owners may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Certificate Insurer or the Owners, as the case may be.

                  Section 6.11. Control by Owners. The Certificate Insurer or the Owners of a majority of the Percentage Interests represented by the Class A Certificates then Outstanding, with the consent of the Certificate Insurer (which may not be unreasonably withheld), or, if there are no longer any Class A Certificates then Outstanding, by such majority of the Percentage Interests represented by the Class R Certificates then Outstanding, with the consent of the Certificate Insurer (which may not be unreasonably withheld), may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates or the Trust Estate, including, but not limited to, those powers set forth in Section 6.3, Section
8.20 and Section 10.1 hereof, provided that:

                  (1) such direction shall not be in conflict with any rule of law or with this Agreement;

                  (2) the Trustee shall have been provided with indemnity satisfactory to it; and


                                                                       203968.5d


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

                  (3) the Trustee may take any other action deemed proper by the Trustee, which is not inconsistent with such direction; provided, however, that the Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Owners not so directing.

                  Section 6.12. Access to Owners of Certificates' Names and Addresses. (a) If any Owner (for purposes of this Section 6.12, an "Applicant") applies in writing to the Trustee, and such application states that the Applicant desires to communicate with other Owners with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicant proposes to transmit, then the Trustee shall, at the expense of such Applicant, within ten (10) Business Days after the receipt of such application, furnish or cause to be furnished to such Applicant a list of the names and addresses of the Owners of record as of the most recent Payment Date.

                  (b) Every Owner, by receiving and holding such list, agrees with the Trustee that the Trustee shall not be held accountable in any way by reason of the disclosure of any information as to the names and addresses of the Owners hereunder, regardless of the source from which such information was derived.


                                   ARTICLE VII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

                  Section 7.1. Collection of Money. Except as otherwise expressly provided herein, the Trustee shall demand payment or delivery of all money and other property payable to or receivable by the Trustee pursuant to this Agreement, including (a) all payments due on the Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Trustee by the Servicer or by any Sub-Servicer and (b) Insured Payments. The Trustee shall hold all such money and property received by it, other than pursuant to or as contemplated by Section 6.2(b) hereof as part of the Trust Estate and shall apply it as provided in this Agreement.

                  Section 7.2. Establishment of Accounts. The Seller shall cause to be established, and the Trustee shall maintain, at the Corporate Trust Office, a Certificate Account, a Pre-Funding Account and a Capitalized Interest Account to be held by the Trustee so long as the Trustee qualifies as a Designated Depository Institution and if the Trustee does not so qualify, then by any Designated Depository Institution in the name of the Trust for the benefit of the Owners of the Certificates and the Certificate Insurer, as their interests may appear.

                  Section 7.3. The Certificate Insurance Policies. (a) Two Business Days prior to each Payment Date the Trustee shall determine with respect to the immediately following Payment Date:

                           (i) the amount on deposit in the Certificate Account on such Payment Date and available to be distributed to the Owners on such Payment Date with respect to Group I (disregarding the sum of (x) the amount of any Insured Payments and (y) the amount of any expected investment earnings) and equal to the sum of (A) such amount excluding the amount of any Total Monthly Excess Cashflow from either Group on account of Group I included in such amount plus
                                 (B) any amount of Total Monthly Excess Cashflow from either Group to be applied on account of Group I on such Payment Date to the Class A-1 Certificates. The amount described in clause
                                 (A) of the preceding sentence with respect to each Payment Date is the "Group I Available Funds"; the sum

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

                                 of the amounts described in clauses (A) and (B) of the preceding sentence with respect to each Payment Date is the "Group I Total Available Funds."

                           (ii) the amount on deposit in the Certificate Account on such Payment Date and available to be distributed to the Owners on such Payment Date with respect to Group II (disregarding the sum of (x) the amount of any Insured Payments and (y) the amount of any expected investment earnings), and equal to the sum of (A) such amount excluding the amount of any Total Monthly Excess Cashflow from either Group on account of Group II included in such amount plus (B) any amount of Total Monthly Excess Cashflow from either Group to be applied on account of Group II on such Payment Date to the Class A-2 Certificates. The amount described in clause (A) of the preceding sentence with respect to each Payment Date is the "Group II Available Funds"; the sum of the amounts described in clauses (A) and (B) of the preceding sentence with respect to each Payment Date is the "Group II Total Available Funds".

                  (b) If (i) the Class A-1 Current Interest for any Payment Date exceeds the Group I Total Available Funds for such Payment Date after deducting amounts payable therefrom, if any, for the Fees and Expenses relating to Group I due on such Payment Date and/or (ii) a Group I Subordination Deficit exists for such Payment Date (any such event being a "Group I Total Available Funds Shortfall"), the Trustee shall complete a Notice in the form of Exhibit A to the Group I Certificate Insurance Policy and submit such notice to the Certificate Insurer no later than 12:00 noon New York City time on the Business Day preceding such Payment Date as a claim for an Insured Payment in an amount equal to such Group I Total Available Funds Shortfall. Similarly, if (x) the Class A-2 Current Interest for any Payment Date exceeds the Group II Total Available Funds for such Payment Date after deducting amounts payable therefrom, if any, for the Fees and Expenses relating to Group II due on such Payment Date and/or (y) a Group II Subordination Deficit exists for such Payment Date (any such event being a "Group II Total Available Funds Shortfall"), the Trustee shall complete a Notice in the form of Exhibit A to the Group II Certificate Insurance Policy and submit such notice to the Certificate Insurer no later than 12:00 noon New York City time on the Business Day preceding such Payment Date as a claim for an Insured Payment in an amount equal to such Group II Total Available Funds Shortfall.

                  (c) The Certificate Insurer shall forward to the Trustee Insured Payments at such time and in the manner specified in the related Certificate Insurance Policy. Upon receipt of Insured Payments from the Certificate Insurer on behalf of Owners, the Trustee shall deposit such Insured Payments in the Certificate Account and shall distribute such Insured Payments, or the proceeds thereof, in accordance with Section 7.5(d)(iv) to the Owners of the Class A Certificates of the related Class.

                  (d) The Trustee shall (i) receive Insured Payments as attorney-in-fact of each Owner of the Class A Certificates of the related Class receiving any Insured Payment from the Certificate Insurer and (ii) disburse such Insured Payment to the Owners of Offered Certificates as set forth in Section 7.5(d)(iv). Insured Payments disbursed by the Trustee from proceeds of a Certificate Insurance Policy shall not be considered payment by the Trust nor shall such payments discharge the obligation of the Trust with respect to the related Class A Certificates, and the Certificate Insurer shall be entitled to receive the related Reimbursement Amount pursuant to Sections 7.5(d)(ii)(C) and 7.5(d)(ii)(D) hereof. Each Owner of Class A Certificates by its acceptance thereof recognizes that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Owners of such Class A Certificates the Certificate Insurer will

                                                                       203968.5d


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

         be entitled to receive the related Reimbursement Amount pursuant to Sections 7.5(d)(ii)(C) and 7.5(d)(ii)(D) hereof.

                  Section 7.4 Pre-Funding Account and Capitalized Interest Account. (a) On the Startup Day, from the proceeds of the sale of the Class A Certificates, the Seller will deposit (i) an amount equal to the Original Pre-Funded Amount in the Pre-Funding Account and (ii) an amount equal to the sum of the Group I Original Capitalized Interest Amount and the Group II Original Capitalized Interest Amount in the Capitalized Interest Account.

                  (b) On any Subsequent Transfer Date, the Seller shall instruct the Trustee to withdraw from the Pre-Funding Account an amount equal to 100% of the aggregate Loan Balances of the Subsequent Mortgage Loans sold to the Trust on such Subsequent Transfer Date and pay such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Sections 3.5 and 3.8 hereof with respect to such transfer; in connection with such instructions the Seller shall additionally inform the Trustee whether such Subsequent Mortgage Loans are being transferred to Group I or Group II. In no event shall the Seller be permitted to instruct the Trustee to release from the Pre-Funding Account to the Certificate Account with respect to Subsequent Mortgage Loans to be transferred to Group I an amount in excess of the Original Group I Pre-Funded Amount or to release from the Pre-Funding Account to the Certificate Account with respect to Subsequent Mortgage Loans to be transferred to Group II an amount in excess of the Original Group II Pre-Funded Amount.

                  (c) [Reserved].

                  (d) On the Payment Dates during and immediately following the Funding Period, the Trustee shall transfer from the Pre-Funding Account to the Capitalized Interest Account, the Pre-Funding Account Earnings, if any, applicable to such Payment Date.

                  (e) On each Payment Date during and immediately following the Funding Period, the Trustee shall transfer from the Capitalized Interest Account to the Certificate Account, (i) with respect to Group I, the Group I Capitalized Interest Requirement for such Payment Date, if any plus the related Pre-Funding Account Earnings transferred to the Capitalized Interest Account, and (ii) with respect to Group II, the Group II Capitalized Interest Requirement, if any, for such Payment Date plus the related Pre-Funding Account Earnings transferred to the Capitalized Interest Account.

                  (f) On the second Payment Date after the Startup Day, the Trustee shall distribute the Group I Overfunded Interest Amount, if any, and the Group II Overfunded Interest Amount, if any (each calculated by the Trustee on the day prior to such second Payment Date) from the Capitalized Interest Account to the Seller. All amounts, if any, remaining in the Capitalized Interest Account on such day shall be transferred to the Seller, and the Capitalized Interest Account shall be closed.

                  Section 7.5. Flow of Funds. (a) The Trustee shall deposit to the Certificate Account with respect to Group I, without duplication, upon receipt, any Group I Insured Payments, the proceeds of any liquidation of the assets of the Trust, insofar as such assets relate to Group I and the Group I Monthly Remittance Amount, together with any Substitution Amounts and any Loan Purchase Price amounts relating to Group I received by the Trustee.

                  (b) The Trustee shall deposit to the Certificate Account with respect to Group II, without duplication, upon receipt, any Group II Insured Payments, the proceeds of any liquidation of the assets of the Trust, insofar as such assets relate to Group II and the Group II Monthly Remittance Amount, together with any Substitution Amounts and any Loan Purchase Price amounts relating to Group II received by the Trustee.

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                                       61

                  (c) [Reserved].

                  (d) With respect to amounts on deposit in the Certificate Account, on each Payment Date, the Trustee shall make the following allocations, disbursements and transfers for each Mortgage Loan Group from amounts deposited therein pursuant to subsections (a) and (b), respectively in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

                           (i) first, on each Payment Date (A) to the Oversight Agent, the Oversight Agent Fee and
                                    (B) to the Certificate Insurer, (x) from amounts then on deposit in the Certificate Account with respect to Group I, the Group I Premium Amount for such Payment Date and (y) from amounts then on deposit in the Certificate Account with respect to Group II, the Group II Premium Amount for such Payment Date;

                           (ii) second, on each Payment Date, the Trustee shall allocate an amount equal to the sum of
                                    (x) the Total Monthly Excess Spread with respect to such Mortgage Loan Group and Payment Date plus (y) any Subordination Reduction Amount with respect to such Mortgage Loan Group and Payment Date (such sum being the "Total Monthly Excess Cashflow" with respect to such Mortgage Loan Group and Payment Date) with respect to each Mortgage Loan Group in the following order of priority:

                                    (A) first, such Total Monthly Excess
                                        Cashflow with respect to each Group
                                        shall be allocated to the payment of the related Class A Distribution Amount pursuant to clause (iv) below on such Payment Date with respect to the related Mortgage Loan Group in an amount equal to the difference, if any, between (x) the related Class A Distribution Amount (calculated only with respect to clause
                                        (y) of the definition of the related
                                        Group I or Group II Principal
                                        Distribution Amount and without any
                                        Subordination Increase Amount) for such
                                        Payment Date and (y) the Available Funds with respect to such Mortgage Loan Group for such Payment Date (the amount of such difference with respect to the related Mortgage Loan Group) being the "Group I Available Funds Shortfall" or the "Group II Available Funds
                                        Shortfall";

                                    (B) second, any portion of the Total Monthly
                                        Excess Cashflow with respect to such
                                        Mortgage Loan Group remaining after the
                                        application described in clause (A)
                                        above shall be allocated against any
                                        Available Funds Shortfall with respect
                                        to the other Mortgage Loan Group and to
                                        the payment of the Class A Distribution
                                        Amount with respect to the other
                                        Mortgage Loan Group pursuant to clause
                                        (iv) below;

                                    (C) third, any portion of the Total Monthly
                                        Excess Cashflow with respect to such
                                        Mortgage Loan Group remaining after the
                                        allocations described in clauses (A) and
                                        (B) above shall be allocated to the
                                        payment of any Reimbursement Amount with respect to the related Mortgage Loan Group pursuant to clause (iv)(A)(I) below; and

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

                                    (D) fourth, any portion of the Total Monthly
                                        Excess Cashflow with respect to such
                                        Mortgage Loan Group remaining after the
                                        allocations described in clauses (A),
                                        (B) and (C) above shall be allocated to
                                        the payment of any Reimbursement Amount
                                        with respect to the other Mortgage Loan
                                        Group pursuant to clause (iv)(A)(I)
                                        below.

                           (iii) third, the amount, if any, of the Total Monthly Excess Cashflow with respect to a Mortgage Loan Group on a Payment Date remaining after the allocations described in clause (ii) above is the "Net Monthly Excess Cashflow" with respect to such Mortgage Loan Group for such Payment Date; such Net Monthly Excess Cashflow is required to be allocated in the following order of priority:

                                    (A) first, such Net Monthly Excess Cashflow
                                        shall be used to reduce to zero, through the allocation of a Subordination Increase Amount to the payment of the related Class A Distribution Amount pursuant to clause (iv) below, any Subordination Deficiency Amount with respect to the related Mortgage Loan Group as of such Payment Date;

                                    (B) second, the Net Monthly Excess Cashflow
                                        remaining after the application
                                        described in clause (A) above shall be
                                        used to reduce to zero, through the
                                        allocation of a Subordination Increase
                                        Amount to the payment of the related
                                        Class A Distribution Amount pursuant to
                                        clause (iv) below, any Subordination
                                        Deficiency Amounts with respect to the
                                        other Mortgage Loan Group;

                                    (C) third, an amount equal to the lesser of
                                        (i) any portion of the Net Monthly
                                        Excess Cashflow remaining after the
                                        applications described in clauses (A)
                                        and (B) above and (ii) the Group II
                                        Available Funds Cap Carry-Forward Amount for such Payment Date shall be distributed to the Owners of the Class A-2 Certificates; and

                                    (D) fourth, any Net Monthly Excess Cashflow
                                        remaining after the applications
                                        described in clauses (A), (B) and (C)
                                        above shall be allocated to the Servicer and distributed pursuant to clause
                                        (iv)(A)(II) to the extent of any
                                        unreimbursed Delinquency Advances,
                                        unreimbursed Servicing Advances and
                                        accrued and unpaid Servicing Fees, in
                                        each case as certified to the Trustee by the Servicer to be owing to it as of such Payment Date;

                           (iv) fourth, following the making by the Trustee of all allocations, transfers and disbursements described above under Section
                                    7.3 hereof and the prior clauses of this
                                    Section 7.5, from amounts (including any related Insured Payment which shall be paid only to the Owners of the Class A Certificates) then on deposit in the Certificate Account with respect to the related Mortgage Loan Group, the Trustee shall distribute in the following order of priority:


                                                                       203968.5d

                                    (A) distribute (I) to the Certificate
                                        Insurer the amounts described in clauses
                                        (ii)(C) and (ii)(D) above and (II) to
                                        the Servicer the amounts described in
                                        clause (iii)(D) above;

                                    (B) from the amounts then on deposit in the
                                        Certificate Account with respect to
                                        Group I, to the Owners of the Class A-1
                                        Certificates, the related Class A-1
                                        Current Interest thereon until the
                                        related Class A-1 Certificate
                                        Termination Date;

                                    (C) from the amounts then on deposit in the
                                        Certificate Account with respect to
                                        Group I, as a distribution of principal
                                        to the Owners of the Class A-1
                                        Certificates, the Group I Principal
                                        Distribution Amount until the Class A-1
                                        Certificate Termination Date;

                                    (D) from the amounts then on deposit in the
                                        Certificate Account with respect to
                                        Group II, to the Owners of the Class A-2
                                        Certificates, the Class A-2 Current
                                        Interest until the Class A-2 Certificate
                                        Termination Date; and

                                    (E) from the amounts then on deposit in the
                                        Certificate Account with respect to
                                        Group II, to the Owners of the Class A-2
                                        Certificates, the Group II Principal
                                        Distribution Amount until the Class A-2
                                        Certificate Termination Date.

         Notwithstanding anything to the contrary herein, the amounts described in Section 7.5(d)(iv)(B) and (D) shall be distributed prior to all other allocations, distributions and transfers described in Section 7.3 and 7.5 hereof (other than the amount described in Section 7.5(d)(i)).

                           (v) fifth, to the Oversight Agent to reimburse the Oversight Agent for all costs and expenses incurred in connection with Sections 8.20(c) and 8.30(h) hereof, and to reimburse the Trustee pursuant to Section
                                    10.13 hereof.

                           (vi) sixth, following the making by the Trustee of all allocations, transfers and disbursements described above under Section
                                    7.3 hereof and the prior clauses of this
                                    Section 7.5, from amounts then on deposit in the Certificate Account for both Mortgage Loan Groups, the Trustee shall distribute to the Owners of the Class R Certificates, the Residual Net Monthly Excess Cashflow, if any, for such Payment Date.

                  (e) Notwithstanding clause (d)(iv) above, the aggregate amounts distributed on all Payment Dates to the Owners of the related Class A Certificates on account of principal shall not exceed the Original Certificate Principal Balance for the related Class A Certificates.

                  Section 7.6. Investment of Accounts. (a) So long as no event described in Sections 8.20(a) or (b) hereof shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of the Accounts held by the Trustee (except the Certificate Account) shall be invested and reinvested by the Trustee, for the benefit of the Owners and the Certificate Insurer, as their interests may appear, as directed in writing by the Servicer on the Startup Day and from time to time thereafter, in one or more Eligible Investments bearing interest or sold at a discount. During the continuance of an event described in Sections 8.20(a) or (b) hereof and following any removal of the Servicer, the Certificate Insurer shall direct such investments in the Accounts (except the Certificate Account). No investment in any Account shall mature later than the second Business Day preceding the next Payment Date (or, if such

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                                       64
investment is an obligation of the Trustee or money market funds for which the Trustee or an affiliate is the manager or the advisor, the investment shall mature no later than such Payment Date).

                  (b) [Reserved].

                  (c) If any amounts are needed for disbursement from any Account held by the Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. No investments will be liquidated prior to maturity unless the proceeds thereof are needed for disbursement.

                  (d) Subject to Section 10.1 hereof, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee (except the Certificate Account) resulting from any loss on any Eligible Investment included therein.

                  (e) The Trustee shall hold funds in the Accounts held by the Trustee (except the Certificate Account) uninvested upon the occurrence of either of the following events:

                           (i) the Servicer or the Certificate Insurer, as the case may be, shall have failed to give investment directions to the Trustee within ten days after receipt of a written request for such directions from the Trustee; or

                           (ii) the Servicer or the Certificate Insurer, as the case may be, shall have failed to give investment directions to the Trustee with respect to any investment by the Trustee that shall mature during the ten-day period described in clause (i).

                  (f) For purposes of investment, the Trustee shall aggregate all amounts on deposit in each Account (except the Certificate Account). All income or other gain from investments in any Account (except the Certificate Account) shall be deposited in such Account immediately on receipt, and any loss resulting from such investments shall be charged to the Seller, and upon request by the Trustee, the Seller shall reimburse the Trust for such losses.

                  (g) All income or other gain from investments in the Certificate Account shall be deposited in the Certificate Account immediately on receipt (subject to the right of the Trustee to withdraw such income or gain from time to time), and any loss resulting from such investments shall be charged to the Trustee, which shall reimburse the Trust for such losses.

                  (h) Each institution at which the Certificate Account is maintained shall invest the funds therein in Eligible Investments, which shall mature not later than the Business Day next preceding the related Payment Date (except that if such Eligible Investment is an obligation of the institution that maintains such account, then such Eligible Investment shall mature not later than such Payment Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee, for the benefit of the Owners and the Certificate Insurer. All income and gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as compensation. The amount of any realized losses in the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Trustee in the Certificate Account.

                  (i) The Servicer shall give notice to the Trustee, the Seller, the Oversight Agent, the Trust, each Rating Agency, and the Certificate Insurer of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof.

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                                       65

                  Section 7.7. Eligible Investments. The following are Eligible
Investments:

                  (a) Direct general obligations of the United States or the obligations of any agency or instrumentality of the United States fully and unconditionally guaranteed, the timely payment or the guarantee of which constitutes a full faith and credit obligation of the United States.

                  (b) Federal funds, certificates of deposit, time and demand deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated "A-1" or better by Standard & Poor's and "P-1" by Moody's.

                  (c) Investment agreements approved by the Certificate Insurer provided:

                           1. The agreement is with a bank or insurance company which has an unsecured, uninsured and unguaranteed obligation (or claims-paying ability) rated "Aa2" or better by Moody's and "AA" or better by Standard & Poor's,

                           2. Moneys invested thereunder may be withdrawn without any penalty, premium or charge upon not more than one day's notice (provided such notice may be amended or canceled at any time prior to the withdrawal date),

                           3. The agreement is not subordinated to any other obligations of such insurance company or bank,

                           4. The same guaranteed interest rate will be paid on any future deposits made pursuant to such agreement, and

                           5. The Trustee and the Certificate Insurer receive an opinion of counsel that such agreement is an enforceable obligation of such insurance company or bank.

                  (d) Commercial paper (having original maturities of not more than 365 days) rated "A-1" or better by Standard & Poor's and "P-1" or better by Moody's.

                  (e) Investments in no load money market funds sponsored by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an advisor, so long as such fund is rated "AAAm" or "AAAm-G" by Standard & Poor's and "Aaa" by Moody's.

                  (f) Investments approved in writing by the Certificate Insurer and acceptable to Moody's and Standard & Poor's.

provided that no instrument described above is permitted to evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described above may be purchased at a price greater than par.

                  Section 7.8. Reports by Trustee. (a) On each Payment Date the Trustee shall provide to each Owner, the Servicer, the Certificate Insurer, the Underwriter, the Seller, Standard & Poor's and

                                                                       203968.5d

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Moody's a written report in a form to be agreed upon by the Trustee, the
Oversight Agent and the Servicer and setting forth the following information:

                           (i) the amount of the distribution with respect to the related Class of the Class A Certificates and the Class R Certificates;

                           (ii) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any Prepayments or Prepaid Installments of principal included therein, and any Subordination Increase Amounts with respect to the related Mortgage Loan Group;

                           (iii) the amount of such distributions allocable to interest;

                           (iv) the Certificate Principal Balance for each Class of Class A Certificates as of such Payment Date together with the principal amount of such Class of Class A Certificates (based on a Certificate in an original principal amount of $1,000) then outstanding, in each case after giving effect to any payment of principal on such Payment Date;

                           (v) the amount of any Insured Payment included in the amounts distributed with respect to the Class A Certificates on such Payment Date;

                           (vi) information to the extent and in the form furnished by the Seller pursuant to Section 6049(d)(7)(C) of the Code and the regulations promulgated thereunder to assist the Owners in computing their market discount;

                           (vii) the total of any Substitution Amounts and any Loan Purchase Price amounts included in such distribution;

                           (viii) the amount of any Subordination Reduction Amount with respect to each Mortgage Loan Group;

                           (ix) the amounts, if any, of any Realized Losses in each Mortgage Loan Group for the related Remittance Period and the cumulative amount of Realized Losses in each Mortgage Loan Group since the Startup Day;

                           (x) for the related Remittance Period and cumulatively since the Startup Day, the number and aggregate Loan Balance of Mortgage Loans in each Group bought back by the Servicer or the Seller pursuant to Sections 3.4, 3.6 and 8.10 (identified separately for each such section);

                           (xi) the amount of any Group II Available Funds Cap Carry-Forward Amount;

                           (xii) identify any loans purchased by the Servicer pursuant to Section 8.10; and

                           (xiii) for each of the Payment Dates during and immediately after the Funding Period, (A) the Pre-Funded Amount previously used to purchase Subsequent Mortgage Loans, (B) the Pre-Funded Amount distributed as principal,
                                    (C) the Pre-Funding Account Earnings
                                    transferred to the Capitalized Interest
                                    Account and (D) the amounts transferred from the Capitalized Interest Account to the Certificate Account, the Group I

                                                                       203968.5d

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


                                    Overfunded Interest Amount, the Group II
                                    Overfunded Interest Amount and the amount transferred to the Seller, if any.

                  Items (i) through (iii) above shall, with respect to each Class of Class A Certificates, be presented on the basis of a Certificate having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Certificates are outstanding, the Trustee shall furnish a report to each Owner of record requesting the same in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to (i), (ii) and (iii) with respect to the Certificates for such calendar year.

                  (b) In addition, on each Payment Date the Trustee will distribute to each Owner, the Certificate Insurer, the Underwriter, the Servicer, the Seller, Standard & Poor's and Moody's, together with the information described in Subsection (a) preceding, the following information with respect to each Mortgage Loan Group as of the last day of the related Remittance Period, which is hereby required to be prepared by the Servicer and furnished to the Trustee for such purpose on or prior to the related Remittance Date:

                           (i) the total number of Mortgage Loans in each Mortgage Loan Group and the aggregate Loan Balances thereof, together with the number, aggregate principal balances of such Mortgage Loans in such Mortgage Loan Group and the percentage (based on the aggregate Loan Balances of the Mortgage Loans in such Mortgage Loan Group) (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and
                                    (c) 90 or more days Delinquent;

                           (ii) the number and aggregate Loan Balances of all Mortgage Loans in each Mortgage Loan Group and percentage (based on the aggregate Loan Balances of the Mortgage Loans in such Mortgage Loan Group) in foreclosure proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause
                                    (i));

                           (iii) the number, aggregate Loan Balances of all Mortgage Loans in each Mortgage Loan Group and percentage (based on the aggregate Loan Balances of the Mortgage Loans in such Mortgage Loan Group) relating to Mortgagors in bankruptcy proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

                           (iv) the number, aggregate Loan Balances of all Mortgage Loans in each Mortgage Loan Group and percentage (based on the aggregate Loan Balances of the Mortgage Loans in such Mortgage Loan Group) relating to REO Properties and Mortgage Loans in foreclosure or bankruptcy (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause
                                    (i));

                           (v) the aggregate Loan Balance of all Mortgage Loans, in each Mortgage Loan Group after giving effect to any payment of principal on such Payment Date; and

                           (vi) the book value of any REO Property and any Mortgage Loans in foreclosure in each Mortgage Loan Group.


                                                                       203968.5d


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


                  (c) The foregoing reports shall be sent to an Owner only insofar as such Owner owns a Certificate with respect to the related Mortgage Loan Group.

                  (d) The Trustee may make available each month, to any interested party, the monthly statement to Owners via the Trustee's website, electronic bulletin board and its fax-on-demand service. The Trustee's website will be located at "www.ctslink.com." The Trustee's electronic bulletin board may be accessed by calling (301) 815-6620, and its fax-on-demand service may be accessed by calling (301) 815-6610.

                  Section 7.9. Additional Reports by Trustee. (a) The Trustee shall report to the Seller, the Oversight Agent, the Servicer, Standard & Poor's, Moody's and the Certificate Insurer with respect to the amount then held in each Account (including investment earnings accrued or scheduled to accrue) held by the Trustee and the identity of the investments included therein, as the Seller, the Servicer, the Oversight Agent or the Certificate Insurer may from time to time request.

                  (b) Not later than 20 days after each Payment Date, the Trustee shall forward, upon request, to the Certificate Insurer, the Seller, the Servicer and the Oversight Agent a statement, setting forth the status of the Certificate Account as of the close of business on the last Business Day of the related Remittance Period showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Certificate Account.


                                  ARTICLE VIII

                 SERVICING AND ADMINISTRATION OF MORTGAGE LOANS

                  Section 8.1. Servicer and Sub-Servicers. (a) Acting directly or through one or more Sub-Servicers as provided in Section 8.3, the Servicer, as servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with reasonable care, and using that degree of skill and attention that the Servicer exercises with respect to comparable mortgage loans that it services for itself or others, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable.

                  (b) The duties of the Servicer shall include collecting and posting of all payments, responding to inquiries of Mortgagors or by federal, state or local government authorities with respect to the Mortgage Loans, investigating delinquencies, reporting tax information to Mortgagors in accordance with its customary practices and accounting for collections, furnishing monthly and annual statements to the Trustee and the Oversight Agent with respect to distributions, paying Compensating Interest and making Delinquency Advances and Servicing Advances pursuant hereto. The Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. The Servicer shall cooperate with the Trustee and the Oversight Agent and furnish to the Trustee and the Oversight Agent with reasonable promptness information in its possession as may be necessary or appropriate to enable the Trustee and the Oversight Agent to perform their respective duties hereunder. The Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

                  (c) Without limiting the generality of the foregoing, the Servicer (i) shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, on behalf of itself, the Owners and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the related Properties; (ii) may consent to any modification of

                                                                       203968.5d
         the terms of any Note not expressly prohibited hereby if the effect of any such modification (x) will not be to affect materially and adversely the security afforded by the related Property, the timing of receipt of any payments required hereby or the interests of the Certificate Insurer and (y) will not cause the Trust (other than the Non-REMIC Accounts) to fail to qualify as a REMIC.

                  (d) The parties intend that the Trust (other than the Non-REMIC Accounts) shall constitute and that the affairs of Trust shall be conducted so as to qualify the Trust (other than the Non-REMIC Accounts) as a REMIC. In furtherance of such intention, the Servicer covenants and agrees that it shall act as agent (and the Servicer is hereby appointed to act as agent) on behalf of the Trust and that in such capacity it shall: (i) use its best efforts to conduct the affairs of the Trust at all times that any Class of Certificates are outstanding so as to maintain the status of the Trust (other than the Non-REMIC Accounts) as a REMIC under the REMIC Provisions; (ii) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Trust (other than the Non-REMIC Accounts) or that would subject the Trust to tax and (iii) exercise reasonable care not to allow the Trust to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC.

                  (e) With the consent of the Certificate Insurer and the Oversight Agent, the Servicer may, and is hereby authorized to, perform any of its servicing responsibilities with respect to all or certain of the Mortgage Loans through a Sub-Servicer as it may from time to time designate but no such designation of a Sub-Servicer shall serve to release the Servicer from any of its obligations under this Agreement. Such Sub-Servicer shall have all the rights and powers of the Servicer with respect to such Mortgage Loans under this Agreement.

                  (f) Without limiting the generality of the foregoing, but subject to Sections 8.13 and 8.14, the Servicer in its own name or in the name of a Sub-Servicer may be authorized and empowered pursuant to a power of attorney executed and delivered by the Trustee to execute and deliver, on behalf of itself, the Owners and the Trustee or any of them, (i) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Properties, (ii) to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Property on behalf of the Trustee and (iii) to hold title to any Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Trustee; provided, however, that Section 8.14(a) shall constitute a power of attorney from the Trustee to the Servicer to execute an instrument of satisfaction (or assignment of mortgage without recourse) with respect to any Mortgage Loan paid in full (or with respect to which payment in full has been escrowed). Subject to Sections 8.13 and 8.14, the Trustee shall execute a power of attorney to the Servicer and any Sub-Servicer and furnish them with any other documents as the Servicer or such Sub-Servicer shall reasonably request to enable the Servicer and such Sub-Servicer to carry out their respective servicing and administrative duties hereunder.

                  (g) The Servicer shall give prompt notice to the Trustee and the Certificate Insurer of any action, of which the Servicer has actual knowledge, to (i) assert a claim against the Trust or (ii) assert jurisdiction over the Trust.

                  (h) Servicing Advances incurred by the Servicer or any Sub-Servicer in connection with the servicing of the Mortgage Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Property shall be recoverable by the Servicer or such Sub-Servicer to the extent described in Section 8.9(c) and in Section 7.5(d)(iii)(D) hereof.


                                                                       203968.5d

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


                  Section 8.2. Collection of Certain Mortgage Loan Payments. (a) The Servicer shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable Insurance Policies follow such collection procedures as it follows from time to time with respect to mortgage loans in its servicing portfolio that are comparable to the Mortgage Loans; provided that the Servicer shall always at least follow collection procedures that are consistent with or better than standard industry practices. Consistent with the foregoing, the Servicer may in its discretion (i) waive any assumption fees, late payment charges, charges for checks returned for insufficient funds, prepayment fees, if any, or other fees which may be collected in the ordinary course of servicing the Mortgage Loans, (ii) if a Mortgagor is in default or about to be in default because of a Mortgagor's financial condition, arrange with the Mortgagor a schedule for the payment of delinquent payments due on the related Mortgage Loan; provided, however, the Servicer shall not reschedule the payment of delinquent payments more than one time in any twelve (12) consecutive months with respect to any Mortgagor or
(iii) modify payments of monthly principal and interest on any Mortgage Loan becoming subject to the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, in accordance with the Servicer's general policies of the comparable mortgage loans subject to such Act.

                  (b) The Servicer shall hold in escrow on behalf of the related Mortgagor all Prepaid Installments received by it, and shall apply such Prepaid Installments as directed by such Mortgagor and as set forth in the related Note.

                  Section 8.3. Sub-Servicing Agreements Between Servicer and Sub-Servicers. The Servicer may enter into Sub-Servicing Agreements for any servicing and administration of Mortgage Loans with any institution which is acceptable to the Certificate Insurer and the Oversight Agent and which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Sub-Servicing Agreement and (x) has (i) been designated an approved seller-servicer by FHLMC or Fannie Mae for Mortgage Loans and (ii) has equity of at least $5,000,000, as determined in accordance with generally accepted accounting principles or (y) is a Servicer Affiliate. The Servicer shall give notice to the Certificate Insurer, the Rating Agencies, the Oversight Agent and the Trustee of the appointment of any Sub-Servicer and shall furnish to the Certificate Insurer, the Oversight Agent and the Trustee a copy of such Sub-Servicing Agreement. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when any Sub-Servicer has received such payments. Any such Sub-Servicing Agreement shall be consistent with and not violate the provisions of this Agreement.

                  Section 8.4. Successor Sub-Servicers. With the consent of the Certificate Insurer, the Servicer may terminate any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement and either itself directly service the related Mortgage Loans or enter into a Sub-Servicing Agreement with a successor Sub-Servicer that qualifies under
Section 8.3.

                  Section 8.5. Liability of Servicer. The Servicer shall not be relieved of its obligations under this Agreement notwithstanding any Sub-Servicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or otherwise, and the Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in such Sub-Servicing Agreement shall be deemed to limit or modify this Agreement. The Trust shall not indemnify the Servicer for any losses due to the Servicer's or any Sub-Servicer's negligence.

                  Section 8.6. No Contractual Relationship Between Sub-Servicer and Trustee, Oversight Agent or the Owners. Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone and the Certificate Insurer, the Oversight Agent, the Trustee and the Owners shall not be deemed

                                                                       203968.5d
parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub-Servicer except as set forth in Section 8.7.

                  Section 8.7. Assumption or Termination of Sub-Servicing Agreement by Oversight Agent. In connection with the assumption, if applicable, of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by the Oversight Agent pursuant to Section 8.21, it is understood and agreed that the Servicer's rights and obligations under any Sub-Servicing Agreement then in force between the Servicer and a Sub-Servicer may be assumed or terminated by the Oversight Agent at the Certificate Insurer's option without the payment of a fee notwithstanding any contrary provision in any Sub-Servicing Agreement.

                  The Servicer shall, upon reasonable request of the Trustee or the Oversight Agent, but at the expense of the Servicer, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

                  Section 8.8.      Principal and Interest Account.

                  (a) The Servicer shall establish in the name of the Trust for the benefit of the Owners of the Certificates and the Certificate Insurer and maintain at one or more Designated Depository Institutions the Principal and Interest Account. The funds held in the Principal and Interest Account shall not be commingled with any other funds.

                  Subject to Subsection (c) below, the Servicer shall deposit all receipts related to the Mortgage Loans into the Principal and Interest Account on a daily basis (but no later than the first Business Day after receipt).

                  Subject to Subsection (c) below, on the Startup Day, the Seller and/or the Servicer shall deposit into the Principal and Interest Account all receipts related to the related Mortgage Loans received after the Cut-Off Date.

                  (b) Any investment of funds in the Principal and Interest Account shall mature or be withdrawable at par on or prior to the immediately succeeding Remittance Date. All funds in the Principal and Interest Account may only be held (i) uninvested, up to the limits insured by the FDIC or (ii) invested in Eligible Investments. The Principal and Interest Account shall be held in trust in the name of the Trust and for the benefit of the Owners of the Certificates. Any investment earnings on funds held in the Principal and Interest Account shall be for the account of the Servicer and may only be withdrawn from the Principal and Interest Account by the Servicer on the second Business Day of the month for the investment earnings for the previous calendar month. The Servicer shall withdraw from the Principal and Interest Account, on the second Business Day of the month, investment earnings for the previous calendar month. The Servicer shall deposit into the Principal and Interest Account the amount of all losses on investment of funds in the Principal and Interest Account upon request from the Trustee. Any references herein to amounts on deposit in the Principal and Interest Account shall refer to amounts net of investment earnings.

                  (c) The Servicer shall deposit to the Principal and Interest Account all principal and interest collections on the Mortgage Loans received after the Cut-Off Date, including any Prepayments and Net Liquidation Proceeds, all Loan Purchase Prices and Substitution Amounts received or paid by the Servicer with respect to the Mortgage Loans, other recoveries or amounts related to the Mortgage Loans received by the Servicer, Compensating Interest and Delinquency Advances together with any amounts which are reimbursable from the Principal and Interest Account but net of (i) the Servicing Fee with respect to each Mortgage Loan and other servicing

                                                                       203968.5d
         compensation to the Servicer as permitted by Section 8.15 hereof, (ii) principal (including Prepayments) due on the related Mortgage Loans on or prior to the Cut-Off Date, (iii) interest due on the related Mortgage Loans on or prior to the Cut-Off Date and (iv) Net Liquidation Proceeds to the extent such Net Liquidation Proceeds exceed the Loan Balance of the related Mortgage Loan plus any accrued and unpaid interest thereon through the Remittance Period in which the liquidation occurred.

                  (d)      (i)      The Servicer may make withdrawals from the
                                    Principal and Interest Account only for the following purposes:

                                    (A)     to effect the timely remittance to
                                            the Trustee of the Group I Monthly
                                            Remittance Amount and the Group II
                                            Monthly Remittance Amount due on the
                                            Remittance Date;

                                    (B)     to reimburse itself pursuant to
                                            Section 8.9(a) hereof for
                                            unrecovered Delinquency Advances and
                                            Servicing Advances;

                                    (C)     to withdraw investment earnings on
                                            amounts on deposit in the Principal
                                            and Interest Account;

                                    (D)     to withdraw amounts that have been
                                            deposited to the Principal and
                                            Interest Account in error; and

                                    (E)     to clear and terminate the Principal
                                            and Interest Account following the
                                            termination of the Trust Estate
                                            pursuant to Article IX hereof.

                           (ii) On the Determination Date of each month, the Servicer shall send to the Trustee and the Oversight Agent the Monthly Exception Report detailing the payments on the Mortgage Loans during the prior Remittance Period (or, as necessary, the related Due Period) and certifying the amounts and purpose of withdrawals permitted pursuant to (d)(i) above from the Principal and Interest Account. Such report shall contain the specified data, as described in Section 8.26 hereof, and shall be in the form and have the specifications as may be agreed to between the Servicer, the Certificate Insurer and the Trustee from time to time.

                           (iii) On each Remittance Date, the Servicer shall remit to the Trustee by wire transfer, or otherwise make funds available in immediately available funds for deposit to the Certificate Account, the Group I Interest Remittance Amount and the Group I Principal Remittance Amount for such Remittance Date.

                           (iv) On each Remittance Date, the Servicer shall remit to the Trustee by wire transfer or otherwise make funds available in immediately available funds for deposit to the Certificate Account, the Group II Interest Remittance Amount and the Group II Principal Remittance Amount for such Remittance Date, and, if the Trustee and the Oversight Agent are not the same Person, shall provide the Oversight Agent with written notice (by facsimile or electronic mail) of the amount of such deposit.

                  Section 8.9. Delinquency Advances, Compensating Interest and Servicing Advances. (a) The Servicer is required, not later than each Remittance Date, to deposit into the Principal and Interest Account

                                                                       203968.5d
an amount equal to the sum of (i) the interest due (net of the Servicing Fees due) but not collected as of the last day of the related Due Period and, (ii) scheduled principal due but not collected as of the last day of the related Due Period, with respect to Delinquent Mortgage Loans during the related Due Period but only if, in its good faith business judgment, the Servicer reasonably believes that such amount will ultimately be recovered from the related Mortgage Loan. Such amounts are "Delinquency Advances".

                  The Servicer shall be permitted to fund its payment of Delinquency Advances on any Remittance Date and to reimburse itself for any Delinquency Advances paid from the Servicer's own funds, from collections on any Mortgage Loan in the same Mortgage Loan Group deposited to the Principal and Interest Account subsequent to the related Due Period and shall deposit into the Principal and Interest Account with respect thereto (i) collections from the Mortgagor whose Delinquency gave rise to the shortfall which resulted in such Delinquency Advance, and (ii) Net Liquidation Proceeds recovered on account of the related Mortgage Loan to the extent of the amount of aggregate Delinquency Advances related thereto. If not thereto recovered from the related Mortgagor or the related Net Liquidation Proceeds, Delinquency Advances shall be recoverable pursuant to Section 7.5(d)(iii)(D).

                  (b) On or prior to each Remittance Date, the Servicer shall deposit in the Principal and Interest Account with respect to any Paid-in-Full Mortgage Loan during the related Remittance Period out of its own funds without any right of reimbursement therefor an amount equal to the difference between (x) 30 days' interest at such Mortgage Loan's Coupon Rate (less the Servicing Fee Rate) on the Loan Balance of such Mortgage Loan as of the first day of the related Remittance Period and (y) to the extent not previously advanced, the interest (less the Servicing Fee) paid by the Mortgagor with respect to the Mortgage Loan during such Remittance Period (any such amount paid by the Servicer, "Compensating Interest"). The Servicer shall in no event be required to pay Compensating Interest with respect to any Remittance Period in an amount in excess of the aggregate Servicing Fee received by the Servicer with respect to all Mortgage Loans for such Remittance Period. Further, the Servicer is not obligated to cover shortfalls in collections in interest due to Curtailments.

                  (c) The Servicer will pay all "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) Preservation Expenses,
         (ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of REO Property, but is only required to pay such costs and expenses to the extent the Servicer reasonably believes such costs and expenses will increase Net Liquidation Proceeds on the related Mortgage Loan. Each such amount so paid will constitute a "Servicing Advance". The Servicer may recover Servicing Advances (x) from the Mortgagors to the extent permitted by the Mortgage Loans, (y) from Liquidation Proceeds realized upon the liquidation of the related Mortgage Loan, and (z) as provided in
         Section 7.5(d)(iii)(D) hereof. In no case may the Servicer recover Servicing Advances from principal and interest payments on any Mortgage Loan or from any amounts relating to any other Mortgage Loan except as provided pursuant to Section 7.5(d)(iii)(D) hereof.

                  Section 8.10. Purchase of Delinquent Mortgage Loans. The Servicer may, but is not obligated to, purchase for its own account any Mortgage Loan which becomes Delinquent, in whole or in part, as to four consecutive monthly installments or any Mortgage Loan as to which enforcement proceedings have been brought by the Servicer or by any Sub-Servicer pursuant to Section
8.13. Any such Mortgage Loan so purchased shall be purchased by the Servicer not later than the related Remittance Date at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Principal and Interest Account.

                  Section 8.11. Maintenance of Insurance. (a) The Servicer shall cause to be maintained with respect to each Mortgage Loan a hazard insurance policy with a generally acceptable carrier that

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provides for fire and extended coverage, and which provides for a recovery by the Servicer on behalf of the Trust of insurance proceeds relating to such Mortgage Loan in an amount not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the full insurable value of the premises.

                  (b) If the Mortgage Loan at the time of origination relates to a Property in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Servicer will cause to be maintained with respect thereto a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable carrier in an amount representing coverage, and which provides for a recovery by the Servicer on behalf of the Trust of insurance proceeds relating to such Mortgage Loan of not less than the least of (i) the outstanding principal balance of the Mortgage Loan,
         (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The Servicer shall indemnify the Trust and the Certificate Insurer out of the Servicer's own funds for any loss to the Trust and the Certificate Insurer resulting from the Servicer's failure to maintain the insurance required by this Section.

                  (c) In the event that the Servicer shall obtain and maintain a blanket policy insuring against fire, flood and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance and otherwise complies with the requirements of this Section 8.11, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under this Section 8.11, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Property a policy complying with the preceding paragraphs of this Section 8.11, and there shall have been a loss which would have been covered by such policy, deposit in the Principal and Interest Account from the Servicer's own funds the difference, if any, between the amount that would have been payable under a policy complying with the preceding paragraphs of this Section 8.11 and the amount paid under such blanket policy. Upon the request of the Trustee or the Certificate Insurer, the Servicer shall cause to be delivered to the Trustee or the Certificate Insurer a certified true copy of such policy.

                  Section 8.12. Due-on-Sale Clauses; Assumption and Substitution Agreements. When a Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Note; provided, however, that the Servicer shall not exercise any such right if (i) the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law or (ii) the Servicer reasonably believes that to permit an assumption of the Mortgage Loan would not materially and adversely affect the interest of the Owners or of the Certificate Insurer. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Note and, unless prohibited by applicable law or the related Mortgage Loan documents, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Note; provided, however, that to the extent any such substitution of liability agreement would be delivered by the Servicer outside of its usual procedures for mortgage loans held in its own portfolio the Servicer shall, prior to executing and delivering such agreement, obtain the prior written consent of the Certificate Insurer. The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Servicer shall

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notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee the original copy of such assumption or substitution agreement, which copy shall be added by the Trustee to the related File and which shall, for all purposes, be considered a part of such File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the required monthly payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer or the Sub-Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

                  Section 8.13. Realization Upon Defaulted Mortgage Loans. (a) The Servicer shall foreclose upon or otherwise comparably effect the ownership on behalf of the Trust of Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of Delinquent payments and which the Servicer has not purchased pursuant to Section 8.10. In connection with such foreclosure or other conversion, the Servicer shall exercise such of the rights and powers vested in it hereunder, and use the same degree of care and skill in its exercise or use as prudent mortgage lenders would exercise or use under the circumstances in the conduct of their own affairs, including, but not limited to, advancing funds for the payment of taxes, amounts due with respect to Senior Liens and insurance premiums. Any amounts so advanced shall constitute "Servicing Advances" within the meaning of
Section 8.9(c) hereof. The Servicer shall sell any REO Property within 35 months of its acquisition by the Trust, unless the Servicer obtains for the Trustee, the Oversight Agent and the Certificate Insurer an opinion of counsel experienced in federal income tax matters and reasonably acceptable to the Certificate Insurer, addressed to the Trustee, the Oversight Agent, the Certificate Insurer and the Servicer, to the effect that the holding by the Trust of such REO Property for any greater period will not result in the imposition of taxes on "Prohibited Transactions" of the Trust as defined in
Section 860F of the Code or cause the Trust (other than the Non-REMIC Accounts) to fail to qualify as a REMIC under the REMIC Provisions at any time that any Certificates are outstanding, in which case the Servicer shall sell any REO Property by the end of any extended period specified in any such opinion.

                  Notwithstanding the generality of the foregoing provisions, the Servicer shall manage, conserve, protect and operate each REO Property for the Owners solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Owners, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Owners for the period prior to the sale of such REO Property. The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on a Property in determining whether to foreclose upon or otherwise comparably convert the ownership of such Property.


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                  (b) The Servicer shall determine, with respect to each
         defaulted Mortgage Loan, when it has recovered, whether through trustee's sale, foreclosure sale or otherwise, all amounts it expects to recover from or on account of such defaulted Mortgage Loan, whereupon such Mortgage Loan shall become a "Liquidated Loan".

                  Section 8.14. Trustee to Cooperate; Release of Files. (a) Upon the payment in full of any Mortgage Loan (including the repurchase of any Mortgage Loan or any liquidation of such Mortgage Loan through foreclosure or otherwise) or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall deliver to the Trustee two copies of a Request for Release. Upon receipt of the two copies of the Request for Release, or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a servicing officer, the Trustee shall promptly release the related File, in trust to (i) the Servicer, (ii) an escrow agent or (iii) any employee, agent or attorney of the Trustee, in each case pending its release by the Servicer, such escrow agent or such employee, agent or attorney of the Trustee, as the case may be. Upon any such payment in full or the receipt of such notification that such funds have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage which secured the Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Principal and Interest Account. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Trustee a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Trustee with all requisite information completed by the Servicer; in such event, the Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related File, as aforesaid.

                  (b) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any applicable Insurance Policy (except in the case of the payment or liquidation pursuant to which the related File is released to an escrow agent or an employee, agent or attorney of the Trustee), upon request of the Servicer and delivery to the Trustee of two copies of the Request for Release, or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a servicing officer, the Trustee shall release the related File to the Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Servicer; provided that there shall not be released and unreturned at any one time more than 10% of the entire number of Files, in which case the Trustee shall reject the Request for Release. The Trustee shall complete in the name of the Trustee any endorsement in blank on any Note prior to releasing such Note to the Servicer. Such receipt shall obligate the Servicer to return the File to the Trustee when the need therefor by the Servicer no longer exists.

                  (c) The Servicer shall have the right to approve applications of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations and (iii) removal, demolition or division of properties subject to Mortgages. No application for approval shall be considered by the Servicer unless: (x) the provisions of the related Note and Mortgage have been complied with; (y) the Loan-to-Value Ratio or Combined Loan-to-Value Ratio (which may, for this purpose, be determined at the time of any such action in a manner reasonably acceptable to the Certificate Insurer) after any release does not exceed the Loan-to-Value Ratio or the Combined Loan-to-Value Ratio as of the Cut-Off Date or Subsequent Cut-Off Date, as applicable, and the Mortgagor's debt-to-income ratio after any release does not exceed the debt-to-income ratio as of the Cut-Off Date or Subsequent CutOff Date, as the case may be, and in no event exceeds the maximum debt-to-income levels under

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         the related Originator's underwriting guidelines for a similar credit grade borrower and (z) the lien priority of the related Mortgage is not adversely affected. Upon receipt by the Trustee of an Officer's Certificate executed on behalf of the Servicer setting forth the action proposed to be taken in respect of a particular Mortgage Loan and certifying that the criteria set forth in the immediately preceding sentence have been satisfied, the Trustee shall execute and deliver to the Servicer the consent or partial release so requested by the Servicer. A proposed form of consent or partial release, as the case may be, shall accompany any Officer's Certificate delivered by the Servicer pursuant to this paragraph.

                  (d) No costs associated with the procedures described in this
         Section 8.14 shall be an expense of the Trust.

                  Section 8.15. Servicing Compensation. As compensation for its activities hereunder, the Servicer shall be entitled to retain the amount of the Servicing Fee with respect to each Mortgage Loan. Additional servicing compensation in the form of prepayment charges, release fees, bad check charges, assumption fees, late payment charges, prepayment penalties, any other servicing-related fees, Net Liquidation Proceeds not required to be deposited in the Principal and Interest Account pursuant to Section 8.8(c)(iv) and similar items shall, to the extent collected from Mortgagors, be retained by the Servicer.

                  Section 8.16. Annual Statement as to Compliance. (a) The Servicer, at its own expense, will deliver to the Oversight Agent, the Trustee, the Certificate Insurer, Standard & Poor's and Moody's, on or before the last day of March of each year, commencing in 2000, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding calendar year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such defaults.

                  (b) The Servicer shall deliver to the Trustee, the Oversight Agent, the Certificate Insurer, the Owners and the Rating Agencies, promptly after having obtained knowledge thereof but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination.

                  Section 8.17. Annual Independent Certified Public Accountants' Reports. On or before the last day of March of each year, commencing in 2000, the Servicer, at its own expense, shall cause to be delivered to the Trustee, the Oversight Agent, the Certificate Insurer, Standard & Poor's and Moody's a letter or letters of a firm of independent, nationally- recognized certified public accountants reasonably acceptable to the Certificate Insurer stating that such firm has, with respect to the Servicer's overall servicing operations during the preceding calendar year, examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and in either case stating such firm's conclusions relating thereto.

                  Section 8.18. Access to Certain Documentation and Information Regarding the Mortgage Loans. The Servicer shall provide to the Trustee, the Oversight Agent, the Certificate Insurer, the FDIC and the supervisory agents and examiners of each of the foregoing access to the documentation regarding the Mortgage Loans required by applicable state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.


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


                  Upon any change in the format of the computer tape maintained by the Servicer in respect of the Mortgage Loans, the Servicer shall deliver a copy of such computer tape to the Trustee, the Oversight Agent, and in addition shall provide a copy of such computer tape to the Trustee, the Oversight Agent and the Certificate Insurer at such other times as the Trustee, the Oversight Agent or the Certificate Insurer may reasonably request.

                  Section 8.19. Assignment of Agreement. The Servicer may not assign its obligations under this Agreement, in whole or in part, unless it shall have first obtained the written consent of the Trustee, the Oversight Agent and the Certificate Insurer, which such consent shall not be unreasonably withheld; provided, however, that any assignee must meet the eligibility requirements set forth in Section 8.21(f) hereof for a successor servicer. Notice of any such assignment shall be given by the Servicer to the Trustee, the Oversight Agent, the Certificate Insurer and the Rating Agencies.

                  Section 8.20. Events of Servicing Termination. (a) The Trustee or the Oversight Agent (each with the consent of the Certificate Insurer) or the Certificate Insurer (or the Owners pursuant to Section 6.11 hereof) may remove the Servicer (including any successor entity serving as the Servicer) upon the occurrence of any of the following events:

                           (i) The Servicer shall fail to deliver to the Trustee any proceeds or required payment, which failure continues unremedied for five Business Days following written notice to an Authorized Officer of the Servicer from the Trustee, the Oversight Agent or from any Owner;

                           (ii) The Servicer shall (I) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or similar entity with respect to itself or its property, (II) admit in writing its inability to pay its debts generally as they become due, (III) make a general assignment for the benefit of creditors, (IV) be adjudicated a bankrupt or insolvent, (V) commence a voluntary case under the federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or
                                    (VI) take corporate action for the purpose of effecting any of the foregoing;

                           (iii) If without the application, approval or consent of the Servicer, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Servicer an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator, custodian or similar entity with respect to the Servicer or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Servicer in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed or pending and unstayed for any period of seventy-five (75) consecutive days;

                           (iv) The Servicer shall fail to perform any one or more of its obligations hereunder (other than the obligations set out in (i) above) and shall

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                                    continue in default thereof for a period of
                                    sixty (60) days after the earlier of (x) notice by the Trustee, the Oversight Agent or the Certificate Insurer of said failure or (y) actual knowledge of an officer of the Servicer; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Certificate Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Certificate Insurer; or

                           (v) The Servicer shall fail to cure any breach of any of its representations and warranties set forth in Section 3.2A which materially and adversely affects the interests of the Owners or Certificate Insurer for a period of sixty (60) days after the Servicer's discovery or receipt of notice thereof; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Certificate Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Certificate Insurer.

                  (b) The Certificate Insurer may remove the Servicer upon the occurrence of any of the following events:

                           (i) a Group I Total Available Funds Shortfall or a Group II Total Available Funds Shortfall;

                           (ii) the failure by the Servicer to make any required Servicing Advance;

                           (iii) the failure by the Servicer to perform any one or more of its obligations hereunder, which failure materially and adversely affects the interests of the Certificate Insurer, and the continuance of such failure for a period of 30 days or such longer period as agreed to in writing by the Certificate Insurer.

                           (iv) the failure by the Servicer to make any required Delinquency Advance or to pay any Compensating Interest;

                           (v) if on any Payment Date the Pool Rolling Three Month Delinquency Rate exceeds 7.0% for either Mortgage Loan Group;

                           (vi) if on any Payment Date occurring in June of any year, commencing in June 2000, the aggregate Pool Cumulative Realized Losses for a Mortgage Loan Group over the prior twelve month period exceed 2.0% of the average Pool Principal Balance of such Mortgage Loan Group as of the close of business on the last day of each of the twelve preceding Remittance Periods;

                           (vii) (a) if on any of the first 60 Payment Dates from the Startup Day the aggregate Pool Cumulative Expected Losses for a Mortgage Loan Group for all prior Remittance Periods since the Startup Day exceed 5.0% of the Pool Principal Balance of such Mortgage Loan Group as of the Cut-Off Date and (b) if on any Payment Date thereafter the aggregate Pool Cumulative Expected Losses for a Mortgage Loan Group for all prior Remittance Periods from the Startup Day exceed 6.5% of the Pool Principal Balance of such Mortgage Loan Group as of the Cut-Off Date, provided, however, with respect to clauses
                                    (v), (vi) and (vii), if the Servicer can

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                                    demonstrate to the reasonable satisfaction
                                    of the Certificate Insurer that any such event was due to circumstances beyond the control of the Servicer, such event shall not be considered an event of termination of the Servicer.

                           (viii) there shall be a change in control of the Servicer which results in Brian Chisick no longer being the majority owner;

                           (ix) commencing June 30, 1999, the Servicer shall fail to maintain committed "warehouse facility" line(s) of credit or loan agreements entitling the Servicer to borrow at least $100 million against its mortgage loan inventory;

                           (x) a default shall have occurred or been declared under any short-term or long-term indebtedness of the Servicer; or

                           (xi) the Servicer shall fail to maintain at least the following financial requirements, based upon its most recent financial statements:

                                    a)       shareholders' equity of at least
                                             $70 million plus 50% of the
                                             Servicer's net income since
                                             December 1, 1998; and

                                    b)       a ratio of total liabilities to
                                             shareholders' equity of no greater
                                             than 3:1.

                  Upon the Oversight Agent or the Trustee's determination that a required Delinquency Advance or payment of Compensating Interest has not been made by the Servicer, the Oversight Agent or the Trustee shall so notify in writing an Authorized Officer of the Servicer and the Certificate Insurer as soon as is reasonably practical.

                  (c) In the case of clauses (i), (ii), (iii), (iv) or (v) of Subsection (b) the Owners of Certificates evidencing not less than 33 1/3% of the aggregate Class A Certificate Principal Balance (with the consent of the Certificate Insurer) by notice then given in writing to the Servicer (and a copy to the Trustee and the Oversight Agent) may terminate all of the rights and obligations of the Servicer under this Agreement; provided, however, that the responsibilities and duties of the initial Servicer with respect to the repurchase of Mortgage Loans pursuant to Section 3.4 shall not terminate. The Trustee shall mail a copy of any notice given by it hereunder to the Rating Agencies. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall without further action pass to and be vested in the Oversight Agent (for this purpose, the term includes an affiliate thereof) or such successor Servicer as may be appointed hereunder, and, without limitation, the Trustee is hereby authorized and empowered (which authority and power are coupled with an interest and are irrevocable) to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice or termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents or otherwise. The predecessor Servicer shall cooperate with the successor Servicer or the Oversight Agent in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement including the transfer to the successor Servicer or to the Oversight Agent for administration by it of all cash accounts that shall at the time be held by the predecessor Servicer for deposit or shall thereafter be received with respect to a Mortgage Loan. All reasonable costs and expenses (including attorneys' fees) incurred in connection with the transfer of servicing, including, without limitation, transferring the Files and the other necessary data to the successor

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         Servicer and amending this Agreement to reflect such succession as
         Servicer pursuant to this Section 8.20 or Section 8.21 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses (but only to the extent the Oversight Agent has not been previously reimbursed therefor under Section 7.5(d) hereof or otherwise).

                  (d) If any event described in subsections (a) or (b) above occurs and is continuing, during the 30 day period following receipt of notice, the Trustee, the Oversight Agent and the Certificate Insurer shall cooperate with each other to determine if the occurrence of such event is more likely than not the result of the acts or omissions of the Servicer or more likely than not the result of events beyond the control of the Servicer. If the Trustee, the Oversight Agent and the Certificate Insurer conclude that the event is the result of the latter, the Servicer may not be terminated, unless and until some other event set forth in subsection (a) or (b) has occurred and is continuing. If the Trustee, the Oversight Agent and the Certificate Insurer conclude that the event is the result of the former, the Certificate Insurer may terminate the Servicer in accordance with this Section, and the Oversight Agent shall act as successor Servicer unless a successor Servicer is otherwise appointed hereunder.

                  If the Trustee, the Oversight Agent and the Certificate Insurer cannot agree, and the basis for such disagreement is not arbitrary or unreasonable, as to the cause of the event, the decision of the Certificate Insurer shall control.

                  For purposes of this Section 8.20, neither the Trustee nor the Oversight Agent shall be deemed to have knowledge of an Event of Default unless a Responsible Officer of (i) the Trustee assigned to and working in the Corporate Trust Office, or (ii) the Oversight Agent, respectively, has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default is received by the Trustee or the Oversight Agent, as applicable, and such notice references the Certificates, the Trust or this Agreement.

                  The Certificate Insurer agrees to use its best efforts to inform the Trustee and the Oversight Agent of any materially adverse information regarding the Servicer's servicing activities that comes to the attention of the Certificate Insurer from time to time.

                  Section 8.21. Resignation of Servicer and Appointment of Successor. (a) Upon the Servicer's receipt of notice of termination pursuant to
Section 8.20 or the Servicer's resignation in accordance with the terms of this
Section 8.21, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the earlier of (x) the date 90 days from the delivery to the Certificate Insurer, the Oversight Agent and the Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying opinion of counsel. All collections then being held by the predecessor Servicer prior to its removal and any collections received by the Servicer after removal or resignation shall be appropriately endorsed by it and remitted directly and immediately to the Oversight Agent or the successor Servicer. In the event of the Servicer's resignation or termination hereunder, the Oversight Agent shall (at the direction of the Certificate Insurer) appoint a successor Servicer and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Oversight Agent and the Certificate Insurer, with copies to the Certificate Insurer and the Rating Agencies. Pending such appointment, the Oversight Agent shall act as the Servicer hereunder.

                  (b) The Servicer shall not resign from the obligations and duties hereby imposed on it, except (i) upon determination that its duties hereunder are no longer permissible under applicable

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         law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer at the date of this Agreement or (ii) upon written consent of the Certificate Insurer, the Oversight Agent and the Trustee. Any such determination permitting the resignation of the Servicer shall be evidenced by an opinion of counsel to such effect which shall be delivered to the Trustee, the Oversight Agent and the Certificate Insurer.

                  (c) No resignation of the Servicer shall become effective until the Oversight Agent or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with this Section.

                  (d) Upon removal or resignation of the Servicer, the Servicer also shall promptly deliver or cause to be delivered to a successor Servicer or the Oversight Agent all the books and records (including, without limitation, records kept in electronic form) that the Servicer has maintained for the Mortgage Loans, including all tax bills, assessment notices, insurance premium notices and all other documents as well as all original documents then in the Servicer's possession.

                  (e) Any collections received by the Servicer after removal or resignation shall be appropriately endorsed by it and remitted directly and immediately to the Oversight Agent, or the successor Servicer.

                  (f) Upon removal or resignation of the Servicer, the Oversight Agent (x) shall appoint a successor Servicer in accordance with the instructions of the Certificate Insurer, or if the Certificate Insurer fails to provide such instruction, solicit bids for a successor Servicer as described below and (y) pending the appointment of a successor Servicer, shall serve as Servicer. The Oversight Agent shall, if the Certificate Insurer fails to instruct it as to the appointment of a successor Servicer and if the Oversight Agent is unable to obtain a qualifying bid and is prevented by law from acting as Servicer, (I) appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by Fannie Mae or FHLMC for second mortgage loans and having equity of not less than $15,000,000 or such lower level as may be acceptable to the Certificate Insurer as determined in accordance with generally accepted accounting principles as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder and (II) give notice thereof to the Certificate Insurer and Rating Agencies. The compensation of any successor Servicer (including, without limitation, the Oversight Agent) so appointed shall be the Servicing Fee, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 8.8 and 8.15; provided, however, that if the Oversight Agent acts as successor Servicer, then the former Servicer agrees to pay to the Oversight Agent at such time that the Oversight Agent becomes such successor Servicer a set-up fee of fifteen dollars ($15.00) for each Mortgage Loan then included in the Trust Estate. The Oversight Agent shall be obligated to serve as successor Servicer whether or not the fee described in the preceding sentence is paid by the Seller, but shall in any event be entitled to receive, and to enforce payment of, such fee from the former Servicer.

                  (g) In the event the Oversight Agent solicits bids as provided above, the Oversight Agent shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor Servicer shall be entitled to the full amount of the Servicing Fee as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 8.8 and 8.15. Within thirty days after any such public announcement, the Oversight Agent shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified

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         party submitting the highest satisfactory bid as to the price they will pay to obtain such servicing. The Oversight Agent shall deduct from any sum received by the Oversight Agent from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder. After such deductions, the remainder of such sum shall be paid by the Oversight Agent to the Servicer at the time of such sale.

                  (h) The Oversight Agent and such successor shall take such action consistent with this Agreement as shall be necessary to effectuate any such succession, including the notification to all Mortgagors of the transfer of servicing if such notification is not done by the Servicer as required by subsection (j) below. The Servicer agrees to cooperate with the Oversight Agent and any successor Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Oversight Agent or such successor Servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Oversight Agent or such successor Servicer, as applicable, all amounts which then have been or should have been deposited in the Principal and Interest Account by the Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Oversight Agent nor any other successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivery, cash, documents or records to it or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

                  (i) The Oversight Agent or any other successor Servicer, upon assuming the duties of Servicer hereunder, shall immediately make all Delinquency Advances and pay all Compensating Interest which the Servicer has theretofore failed to remit with respect to the Mortgage Loans; provided, however, that if the Oversight Agent is acting as successor Servicer, the Oversight Agent shall only be required to make Delinquency Advances (including the Delinquency Advances described in this clause (i)) if, in the Oversight Agent's reasonable good faith judgment, such Delinquency Advances will ultimately be recoverable from the Mortgage Loans.

                  (j) The Servicer which is being removed or is resigning shall give notice to the Mortgagors and to the Rating Agencies of the transfer of the servicing to the successor Servicer.

                  (k) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities of the predecessor Servicer including, but not limited to, the maintenance of the hazard insurance policy(ies), the fidelity bond and an errors and omissions policy pursuant to Section 8.23 and shall be entitled to the Servicing Fee and all of the rights granted to the predecessor Servicer by the terms and provisions of this Agreement. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer (including, without limitation, any deductible under an insurance policy) nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement.


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                  (l) The Trustee or the Oversight Agent shall give notice to the Certificate Insurer, Moody's and Standard & Poor's and the Owners of the occurrence of any event specified in Section 8.20 of which a Responsible Officer of the Trustee or the Oversight Agent has actual knowledge.

                  Section 8.22. Waiver of Past Events of Servicing Termination. Subject to the rights of the Certificate Insurer pursuant to Section 8.20 to terminate all of the rights and obligations of the Servicer under this Agreement, the Owners of at least 51% of the Class A Certificate Principal Balance may (with the consent of the Certificate Insurer), on behalf of all Owners of Certificates, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from the Principal and Interest Account in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Servicing Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  Section 8.23. Inspections by Certificate Insurer; Errors and Omissions Insurance. (a) At any reasonable time and from time to time upon reasonable notice, the Certificate Insurer, the Trustee, the Oversight Agent or any agents or representatives thereof may inspect the Servicer's servicing operations and discuss the servicing operations of the Servicer with any of its officers or directors. The costs and expenses incurred by the Servicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the Servicer.

                  (b) The Servicer agrees to maintain errors and omissions coverage and a fidelity bond, each at least to the extent generally maintained by prudent mortgage loan servicers having servicing portfolios of a similar size. Upon request of the Oversight Agent, the Servicer shall deliver to the Oversight Agent a certified true and correct copy of such fidelity bond and errors and omissions policy to the Oversight Agent.

                  (c) For each year this Agreement is in effect, the Servicer shall submit to the Oversight Agent, (i) within 120 days of the end of each calendar year, a copy of the Servicer's annual audited financial statements and (ii) within 60 days of the end of each calendar quarter, the Servicer's quarterly unaudited financial statements. Such financial statements shall include a balance sheet, income statement and statement of retained earnings.

                  Section 8.24. Merger, Conversion, Consolidation or Succession to Business of Servicer. Any corporation into which the Servicer may be merged or converted or with which it may be consolidated, or corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party or any corporation succeeding to all or substantially all of the business of the Servicer shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto provided that such corporation meets the qualifications set forth in
Section 8.21(f).

                  Section 8.25. Notices of Material Events. The Servicer shall give prompt notice to the Certificate Insurer, the Trustee, the Oversight Agent, Moody's and Standard & Poor's of the occurrence of any of the following events:

                  (a) Any default or any fact or event which results, or which with notice or the passage of time, or both, would result in the occurrence of a default by the Seller, any Originator or the Servicer under any Operative Document or would constitute a material breach of a representation, warranty or covenant under any Operative Document;

                  (b) The submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation against the Seller or the Servicer in any federal, state or local

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


         court or before any governmental body or agency or before any arbitration board or any such proceedings threatened by any governmental agency, which, if adversely determined, would have a material adverse effect upon any the Seller's or the Servicer's ability to perform its obligations under any Operative Document;

                  (c) The commencement of any proceedings by or against the Seller or the Servicer under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official shall have been, or may be, appointed or requested for the Seller or the Servicer; and

                  (d) The receipt of notice from any agency or governmental body having authority over the conduct of any of the Seller's or the Servicer's business that the Seller or the Servicer is to cease and desist, or to undertake any practice, program, procedure or policy employed by the Seller or the Servicer in the conduct of the business of any of them, and such cessation or undertaking will materially and adversely affect the conduct of the Seller's or the Servicer's business or its ability to perform under the Operative Documents or materially and adversely affect the financial affairs of the Seller or the Servicer.

                  Section 8.26. Monthly Servicing Report and Servicing Certificate. (a) The Servicer shall, not later than the related Determination Date, deliver to the Oversight Agent, the Trustee, the Rating Agencies, the Underwriter and the Certificate Insurer a Monthly Servicing Report, each in a mutually agreeable electronic and paper format, relating to the Group I Mortgage Loans and the Group II Mortgage Loans stating the following:

                           (i) As to the related Due Period, the Interest Remittance Amount (in both cases specifying the (a) scheduled interest collected; (b) Delinquency Advances relating to interest; and (c) Compensating Interest paid) and the Principal Remittance Amount (in both cases specifying the (1) scheduled principal collected; (2) Delinquency Advance relating to Mortgage principal; (3) Prepayments; (4) Loan Balance of Loans repurchased; (5) Substitution Amounts; and (6) Net Liquidation Proceeds (related to principal));

                           (ii) With respect to the related Remittance Period, the Servicing Fee payable to the Servicer;

                           (iii) With respect to the related Remittance Period, the net scheduled principal and interest payments remitted by the Servicer to the Principal and Interest Account;

                           (iv) The scheduled principal and interest payments on the Mortgage Loans that were not made by the related Mortgagors as of the last day of the related Remittance Period;

                           (v) The number and aggregate Loan Balances (computed in accordance with the terms of the Mortgage Loans) and the percentage of the total number of Mortgage Loans and of the Loan Balance which they represent of Mortgage Loans Delinquent, if any, (i) 30-59 days, (ii) 60-89 days and (iii) 90 days or more, respectively, as of the last day of the related Remittance Period;


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                           (vi)      The number and aggregate Loan Balances of
                                     Mortgage Loans, if any, in foreclosure and the book value (within the meaning of 12 Code of Federal Regulations Section 571.13 or any comparable provision) of any real estate acquired through foreclosure or deed in lieu of foreclosure, including REO Properties as of the last day of the related Remittance Period;

                           (vii) The Loan Balances (immediately prior to being classified as Liquidated Mortgage Loans) of Liquidated Mortgage Loans as of the last day of the related Remittance Period;

                           (viii) Liquidation Proceeds received during the related Remittance Period;

                           (ix) The amount of any Liquidation Expenses being deducted from Liquidation Proceeds or otherwise being charged to the Principal and Interest Account with respect to such Determination Date;

                           (x) Liquidation Expenses incurred during the related Remittance Period which are not being deducted from Liquidation Proceeds or otherwise being charged to the Principal and Interest Account with respect to such Determination Date;

                           (xi) Net Liquidation Proceeds as of the last day of the related Remittance Period;

                           (xii) Insurance payments received from Insurance Policies during the related Remittance Period;

                           (xiii) The number of Mortgage Loans and the aggregate scheduled Loan Balances as of the last day of the Due Period relating to the Payment Date;

                           (xiv) The Group I Total Available Funds and the Group II Total Available Funds for each Remittance Date;

                           (xv) The number and aggregate Loan Balances and Loan Purchase Prices of Mortgage Loans required to be repurchased by the Seller or purchased by the Servicer as of the Replacement Cut-Off Date occurring during the Remittance Period preceding such Date;

                           (xvi) The number and aggregate Loan Balances of Mortgage Loans (at the time they became Defaulted Mortgage Loans) which are being carried as REO Properties;

                           (xvii) The amount of any Delinquency Advances made by the Servicer during the related Remittance Period and any unreimbursed Delinquency Advances as of such Payment Date;

                           (xviii) The weighted average Coupon Rates of the Mortgage Loans;

                           (xix)     The Monthly Exception Report;

                           (xx) The amount of any Substitution Amounts delivered by the Seller;


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                           (xxi)     The number and aggregate Loan Balances of
                                     Mortgage Loans, if any, in bankruptcy
                                     proceedings as of the last day of related
                                     Remittance Period;

                           (xxii) The amount of unreimbursed Delinquency Advances made by the Servicer;

                           (xxiii) The amounts, if any, of the Realized Losses for the related Remittance Period and the cumulative amount of Realized Losses since the Startup Day.

                           (xxiv) The amount of unreimbursed Servicing Advances made by the Servicer;

                           (xxv)     Unpaid Servicing Fees;

                           (xxvi) The amount of Compensating Interest to be paid by the Servicer during the related Remittance Period;

                           (xxvii) The weighted average net Coupon Rate of the Mortgage Loans;

                           (xxviii) For the related Remittance Period and cumulatively since the Startup Day, the number and aggregate Loan Balance of Mortgage Loans bought back by the Servicer or the Seller pursuant to Section 3.4, 3.6 and 8.10 hereof (identified separately for each such section).

                           (xxix) Any other information reasonably requested by the Certificate Insurer or the Trustee;

                           (xxx) The aggregate actual Loan Balance as of the last day of the Due Period relating to the Payment Date; and

                           (xxxi) For each of the Payment Dates during and immediately after the Funding Period, (A) the Pre-Funded Amount previously used to purchase Subsequent Mortgage Loans, (B) the Pre-Funded Amount distributed as principal,
                                     (C) the Pre-Funding Account Earnings
                                     transferred to the Capitalized Interest
                                     Account and (D) the amounts transferred
                                     from the Capitalized Interest Account to the Certificate Account and the amount transferred to the Seller, if any.

                  (b) On each Payment Date, the Trustee shall provide to the Certificate Insurer, the Underwriter, the Seller, Standard & Poor's and Moody's a written report (the "Servicing Certificate"), as such form may be revised by the Trustee, the Servicer, Moody's and Standard & Poor's from time to time, but in every case setting forth the information required under Section 7.8 hereof.

                  Section 8.27. Indemnification by the Seller. The Seller agrees to indemnify and hold the Trustee, the Oversight Agent, the Certificate Insurer and each Owner harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Oversight Agent, the Certificate Insurer and any Owner may sustain in any way related to the failure of the Seller to perform its duties under this Agreement. A party against whom a claim is brought shall immediately notify the other parties and the Rating Agencies if a claim is made by a third party with respect to this Agreement, and the Seller shall assume (with the consent of the Certificate Insurer and the Trustee) the defense of any such claim and pay all expenses in

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connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Certificate Insurer, the Oversight Agent, the Servicer, the Seller, the Trustee and/or Owner in respect of such claim.

                  Section 8.28. Indemnification by the Servicer. The Servicer agrees to indemnify and hold the Trustee, the Oversight Agent, the Certificate Insurer and each Owner harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Oversight Agent, the Certificate Insurer and any Owner may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. A party against whom a claim is brought shall immediately notify the other parties and the Rating Agencies if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Certificate Insurer, the Servicer, the Trustee, the Oversight Agent and/or Owner in respect of such claim.

                  Section 8.29. Appointment and Term of the Servicer.

                  (a) Initial Appointment. The Trust, the Owners, the Certificate Insurer and the Trustee hereby appoint the Servicer to act as the Servicer for the Mortgage Loans (including all of the duties, obligations and rights of the Servicer) under this Agreement, which appointment shall be for an initial term that begins on the Startup Day and ends on August 31, 1999. The Servicer hereby accepts its appointment as Servicer hereunder.

                  (b) Two Month Renewal of Servicer Term. Beginning September 1, 1999, the term of the Servicer shall be extended for successive two calendar month terms that end on October 31, December 31, February 28, April 30, June 30 and August 31 of each year, until the Certificates are paid in full; provided that the Oversight Agent delivers written notice of renewal in the form attached hereto as Exhibit K (the "Servicer Renewal Notice") prior to expiration of the preceding two month term. The Oversight Agent, on behalf of the Certificate Insurer, shall send such Servicer Renewal Notice at least 30 days prior to the beginning of the next successive two calendar month term, unless at least 45 days prior to such next two calendar month term the Certificate Insurer delivers written notice to the Oversight Agent (with a copy to the Trustee) that instructs the Oversight Agent not to renew the term of the Servicer hereunder. Each such Servicer Renewal Notice shall be delivered by the Oversight Agent to the other parties hereto and the Certificate Insurer.

                  The Servicer agrees that, as of the date hereof and upon its receipt of any such Servicer Renewal Notice, the Servicer shall be bound for the duration of the initial term and each successive two month term covered by such Servicer Renewal Notice to act as the Servicer for the Mortgage Loans hereunder, unless the Servicer is otherwise terminated in accordance with Section 8.20 hereof. If the Oversight Agent has not sent the Servicer Renewal Notice at least 30 days prior to expiration of the preceding two month term, then the Certificate Insurer may deliver the Servicer Renewal Notice to the Servicer, which shall be binding upon the parties hereto, with the same effect as if the Oversight Agent had delivered such Servicer Renewal Notice.

                  (c) Non-renewal or Termination. Upon any non-renewal or termination of the Servicer pursuant to this Section 8.29, the servicing of the Mortgage Loans hereunder shall be transferred to a successor servicer in accordance with Sections 8.21 and 8.30 hereof.


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                  Section 8.30. Appointment and Duties of the Oversight Agent.

                  (a) Appointment and Compensation of Oversight Agent. The Trust, the Owners, the Trustee and the Certificate Insurer hereby assign and appoint the Oversight Agent to act as the Oversight Agent for the Mortgage Loans and to perform all of the duties, obligations and rights of the Oversight Agent expressly set forth in this Agreement. The Oversight Agent hereby accepts its appointment as the Oversight Agent hereunder. The Oversight Agent shall not consent to any material amendment, modification or waiver of the servicing provisions of this Agreement, without the consent of the Certificate Insurer and the Trustee.

                  As compensation for its services hereunder, the Oversight Agent shall be entitled to receive the Oversight Agent Fee. The Oversight Agent shall be required to pay all expenses incurred by it in connection with its Oversight Agent duties and activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

                  (b) Oversight Agent Assumes Servicing Responsibility. If a Servicer Termination Event occurs, or, upon any non-renewal of the Servicer pursuant to Section 8.29(b), the Oversight Agent shall be obligated pursuant to Section 8.21, (1) to appoint, or petition a court to appoint a successor Servicer, as provided therein, or (2) to act as the Servicer of the Mortgage Loans hereunder.

                  (c) Monitoring of Servicing. The Oversight Agent shall: (i) review the servicing reports, loan level information or other relevant information prepared by the Servicer (1) to determine whether such reports are inaccurate or incomplete, in any material respect, (2) to ascertain that the Servicer is in compliance, in all material respects, with its duties and obligations with respect to such reports under this Agreement and (3) in the event that any servicing report is inaccurate or incomplete, to promptly notify the Servicer of such inaccuracy or incompleteness, and to prepare and deliver an exception report to the Trustee, the Certificate Insurer and the Rating Agencies, which describes such inaccuracy or incompleteness; (ii) otherwise monitor the performance by the Servicer of its duties and obligations hereunder (other than with regard to Sections 8.11, 8.12 and 8.13); and (iii) be obligated to verify that the Servicer has deposited all payments and proceeds required to be deposited into the Principal and Interest Account.

                  (d) Successor Servicer. The Oversight Agent agrees that it shall at all times be prepared to perform the duties and obligations of the Servicer and become the successor servicer, if the Servicer fails to perform its duties and obligations hereunder.

                  (e) Servicer Termination. At the direction of the Certificate Insurer, or the Oversight Agent (with the prior consent of the Certificate Insurer) or the Owners of a majority or 331/3, as applicable, of the Percentage Interests of the Class A Certificates (with the prior consent of the Certificate Insurer), the Trustee, on behalf of the Trust and the Owners, shall terminate the Servicer upon the occurrence and continuance of an Event of Servicing Termination pursuant to Section 8.20 hereof.

                  (f) Servicer Cooperation. The Servicer shall act, in a good faith and reasonable manner, to assist and cooperate with the Oversight Agent in performing its duties and obligations under this Section 8.30. On a monthly basis pursuant to Section 8.26 hereof, the Servicer shall provide the Oversight Agent with its Monthly Servicing Reports in a compatible computer readable format.

                  (g) Resignation of Oversight Agent. The Oversight Agent shall resign as Oversight Agent hereunder if it determines that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it

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         and cannot be cured, provided that such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Certificate Insurer. In addition, the Oversight Agent may resign for any reason with 30 day's prior written notice to the Trustee and the Certificate Insurer. No resignation of the Oversight Agent shall become effective until a successor oversight agent reasonably acceptable to the Trustee and the Certificate Insurer shall have assumed the obligations of the Oversight Agent hereunder.

                  (h) Limitation on Liability of Oversight Agent. Neither the Oversight Agent nor any directors, officers, employees or agents of the Oversight Agent shall be under any liability to the Trustee, the Servicer, the Certificate Insurer, the Owners or any other Person for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Oversight Agent or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Oversight Agent and each director, officer, employee and agent of the Oversight Agent may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Oversight Agent shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to monitor and oversee the servicing of the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Oversight Agent may in its sole discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Owners hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust, and the Oversight Agent shall be entitled to be reimbursed therefor out of the Certificate Account as provided herein.

                  Section 8.31. Removal of Oversight Agent for Cause. (a) The Certificate Insurer, the Trustee (with the consent of the Certificate Insurer), or the Owners pursuant to Section 6.11 hereof may remove the Oversight Agent (including any successor entity serving as the Oversight Agent) by notice given in writing to the Oversight Agent, with a copy to the Trustee, upon the occurrence of any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (1) the Oversight Agent shall fail in the performance of, or breach, any covenant or agreement of the Oversight Agent in this Agreement, or if any representation or warranty of the Oversight Agent made in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such failure or breach shall continue or not be cured for a period of 30 days after there shall have been given, by registered or certified mail, to the Oversight Agent by the Seller, the Trustee, the Certificate Insurer or by the Owners of at least 25% of the aggregate Percentage Interests represented by the Class A Certificates then Outstanding, or, if there are no Class A Certificates then Outstanding, by such Percentage Interests represented by the Class R Certificates, a written notice specifying such failure or breach and requiring it to be remedied; or

                           (2) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator

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                                    in any insolvency, readjustment of debt,
                                    marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Oversight Agent, and such decree or order shall have remained in force undischarged or unstayed for a period of 75 days; or

                           (3) a conservator or receiver or liquidator or sequestrator or custodian of the property of the Oversight Agent is appointed in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Oversight Agent or relating to all or substantially all of its property; or

                           (4) the Oversight Agent shall become insolvent (however insolvency is evidenced), generally fail to pay its debts as they come due, file or consent to the filing of a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or take corporate action for the purpose of any of the foregoing.

                  The Trustee shall give to Moody's and Standard & Poor's notice of the occurrence of any such event of which the Trustee is aware.

                  (b) If any event described in Paragraph (a) occurs and is continuing and the Oversight Agent is acting as successor Servicer, then and in every such case the Trustee shall, on and after the receipt by the Oversight Agent of such written notice of removal, become obligated to assume such servicing duties or appoint a successor Servicer pursuant to Section 10.1(b), whether or not the Oversight Agent resigns pursuant to Section 8.30(g) hereof. Upon the removal of the Oversight Agent hereunder, the Trustee shall appoint a successor Oversight Agent reasonably acceptable to the Certificate Insurer. Until the appointment of a successor Oversight Agent and a successor Servicer, the Oversight Agent Fee and the Servicing Fee shall be paid to the Trustee as additional compensation for the performance of such duties.


                                   ARTICLE IX

                              TERMINATION OF TRUST

                  Section 9.1. Termination of Trust. The Trust created hereunder and all obligations created by this Agreement will terminate upon the earliest of (i) the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policies of all amounts held by the Trustee and required to be paid to such Owners pursuant to this Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate, (ii) at any time when a Qualified Liquidation of both Mortgage Loan Groups included within the Trust is effected as described below or (iii) as described in Section 9.2, 9.3 and 9.4 hereof; provided, that the Trust created hereunder shall not terminate at any time that the Certificate Principal Balance of any Class of Class A Certificates is greater than zero. To effect a termination of this Agreement pursuant to clause (ii) above, the Owners of all Certificates then Outstanding shall (x) unanimously direct the Trustee on behalf of the Trust to adopt a plan of complete liquidation for both Mortgage Loan Groups, as contemplated by Section 860F(a)(4) of the Code and (y) provide to the Trustee an opinion of counsel experienced in federal income tax matters to the effect that such liquidation constitutes a Qualified Liquidation, and the Trustee either shall sell the Mortgage Loans and distribute the proceeds of the

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

liquidation of the Trust Estate, or shall distribute equitably in kind all of the assets of the Trust Estate to the remaining Owners of the Certificates based on their interests in the Trust, each in accordance with such plan, so that the liquidation or distribution of the Trust Estate, the distribution of any proceeds of the liquidation and the termination of this Agreement occur no later than the close of the 90th day after the date of adoption of the plan of liquidation and such liquidation qualifies as a Qualified Liquidation. In no event, however, will the Trust created by this Agreement continue beyond the expiration of twenty-one (21) years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the United Kingdom, living on the date hereof. The Trustee shall give written notice of termination of the Agreement to each Owner in the manner set forth in
Section 11.5 hereof.

                  Section 9.2. Termination Upon Option of Servicer. (a) On any Remittance Date on or after the Clean-Up Call Date, the Servicer (or the Oversight Agent in the event the Servicer does not exercise its right to purchase) acting directly or through one or more affiliates may determine to purchase and may cause the purchase from the Trust of all (but not fewer than all) of the Mortgage Loans and all property theretofore acquired in respect of any such Mortgage Loan by foreclosure, deed in lieu of foreclosure, or otherwise then remaining at a price equal to the sum of (v) the greater of (i) 100% of the aggregate Loan Balances of the related Mortgage Loans as of the day of purchase minus amounts actually remitted by the Servicer representing collections of principal on the Mortgage Loans during the related Remittance Period and (ii) the greater of (A) the fair market value of such Mortgage Loans (disregarding accrued interest) and (B) the aggregate outstanding Certificate Principal Balance of the related Certificates, (w) one month's interest on the purchase price computed at the weighted average of the Class A-1 Pass-Through Rate and the Class A-2 Pass-Through Rate, (x) any Group II Available Funds Cap Carry-Forward Amount at such time, (y) the related Reimbursement Amount, if any, as of such Remittance Date and (z) the aggregate amount of any Delinquency Advances and Servicing Advances remaining unreimbursed, together with any accrued and unpaid Servicing Fees, and Oversight Agent Fees each, relating to such Mortgage Loan Group as of such Remittance Date (such amount, the "Termination Price"). In connection with such purchase, the Servicer or the Oversight Agent, as applicable, shall remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit to the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

                  (b) In connection with any such purchase, the Servicer or the Oversight Agent, as applicable, shall provide to the Trustee an opinion of counsel experienced in federal income tax matters and reasonably acceptable to the Certificate Insurer to the effect that such purchase constitutes a Qualified Liquidation of the Trust Estate.

                  (c) Promptly following any such purchase, the Trustee will release the Files to the Servicer, or otherwise upon their order, in a manner similar to that described in Section 8.14 hereof.

                  (d) If the Servicer or the Oversight Agent as applicable does not exercise its option pursuant to this Section 9.2 with respect to the Trust Estate, then the Certificate Insurer may do so on the same terms.

                  Section 9.3. Termination Upon Loss of REMIC Status. (a) Following a final determination by the Internal Revenue Service, or by a court of competent jurisdiction, in either case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that the Trust (other than the Non-REMIC Accounts) does not and will no longer qualify as a "REMIC" pursuant to Section 860D of the Code (the "Final Determination"), at any time on or after the date which is 30 calendar days following such Final Determination, (i) the Certificate Insurer or the Owners of a majority in Percentage Interest represented by the Class A Certificates then Outstanding with the consent of the Certificate Insurer (which consent shall not be unreasonably withheld) may direct the Trustee on behalf of the Trust to adopt a plan of complete liquidation, as contemplated by Section 860F(a)(4) of the Code and (ii) the Certificate

                                                                       203968.5d


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


Insurer may notify the Trustee of the Certificate Insurer's determination to purchase from the Trust all (but not fewer than all) Mortgage Loans in the Trust Estate and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a price equal to the Termination Price. In connection with such purchase, the Servicer shall remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit in the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

                  (b) Upon receipt of such direction from the Certificate Insurer, the Trustee shall notify the holders of the Class R Certificates of such election to liquidate or such determination to purchase, as the case may be (the "Termination Notice"). The Owner of a majority of the Percentage Interest of the Class R Certificates then Outstanding may, on any Remittance Date, within 60 days from the date of receipt of the Termination Notice (the "Purchase Option Period"), at their option, purchase from the Trust all (but not fewer than all) Mortgage Loans in the Trust Estate, and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a purchase price equal to the Termination Price.

                  (c) If, during the Purchase Option Period, the Owners of the Class R Certificates have not exercised the option described in the immediately preceding paragraph, then upon the expiration of the Purchase Option Period (i) in the event that the Certificate Insurer or the Owners of the Class A Certificates, with the consent of the Certificate Insurer have given the Trustee the direction described in clause (a)(i) above, the Trustee shall sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust Estate, each in accordance with the plan of complete liquidation, such that, if so directed, the liquidation of the Trust Estate, the distribution of the proceeds of such liquidation and the termination of this Agreement occur no later than the close of the 60th day, or such later day as the Certificate Insurer or the Owners of the Class A Certificates, with the consent of the Certificate Insurer shall permit or direct in writing, after the expiration of the Purchase Option Period and (ii) in the event that the Certificate Insurer has given the Trustee notice of the Certificate Insurer's determination to purchase the Mortgage Loans in the Trust Estate described in clause (a)(ii) preceding, the Certificate Insurer shall, on any Remittance Date within 60 days, purchase all (but not fewer than all) Mortgage Loans in the Trust Estate, and all property theretofore acquired by foreclosure, deed in lieu of foreclosure or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate. In connection with such purchase, the Servicer shall remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit to the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

                  (d) Following a Final Determination, the Owners of a majority of the Percentage Interest of the Class R Certificates then Outstanding may, at their option on any Remittance Date and upon delivery to the Owners of the Class A Certificates and the Certificate Insurer of an opinion of counsel experienced in federal income tax matters acceptable to the Certificate Insurer selected by the Owners of such Class R Certificates which opinion shall be reasonably satisfactory in form and substance to the Certificate Insurer, to the effect that the effect of the Final Determination is to increase substantially the probability that the gross income of the Trust will be subject to federal taxation, purchase from the Trust all (but not fewer than all) Mortgage Loans in the Trust Estate, and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a purchase price equal to the Termination Price. In connection with such purchase, the Servicer shall remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit to the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase. The foregoing opinion shall be deemed satisfactory unless the Certificate Insurer gives the Owners of

                                                                       203968.5d
         a majority of the Percentage Interest of the Class R Certificates notice that such opinion is not satisfactory within thirty days after receipt of such opinion.

                  In connection with any such purchase, such Owners shall direct the Trustee to adopt a plan of complete liquidation as contemplated by Section 860F(a)(4) of the Code and shall provide to the Trustee an opinion of counsel experienced in federal income tax matters to the effect that such purchase constitutes a Qualified Liquidation.

                  Section 9.4. Disposition of Proceeds. The Trustee shall, upon receipt thereof, deposit the proceeds of any liquidation of a Mortgage Loan Group pursuant to this Article IX to the Certificate Account; provided, however, that any amounts representing Servicing Fees or Oversight Agent Fees, unreimbursed Delinquency Advances or unreimbursed Servicing Advances relating to such Mortgage Loan Group theretofore funded by the Servicer from the Servicer's own funds shall be paid by the Trustee to the Oversight Agent or Servicer from the proceeds of the Trust Estate.

                  Section 9.5. Netting of Amounts. If any Person paying the Termination Price would receive a portion of the amount so paid, such Person may net any such amount against the Termination Price otherwise payable.


                                    ARTICLE X

                                   THE TRUSTEE

                  Section 10.1. Certain Duties and Responsibilities. (a) The Trustee (i) undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee and (ii) in the absence of bad faith on its part, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished pursuant to and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

                  (b) Following the removal of the Oversight Agent hereunder, in the event that either (i) prior to such removal, the servicing of the Mortgage Loans had previously been transferred to the Oversight Agent or (ii) the Servicer is removed hereunder, and pending the appointment of any other Person as successor Servicer, the Trustee (for this purpose, the term includes an affiliate thereof) shall and is hereby empowered to perform the duties of the Servicer hereunder and shall, for such period, have all of the rights of the Servicer. Specifically, and not in limitation of the foregoing, the Trustee shall upon removal of the Oversight Agent, and pending the appointment of any other Person as successor Oversight Agent or Servicer, have the power and duty during its performance as successor Servicer:

                  (i)      to collect Mortgage payments;

                  (ii)     to foreclose on defaulted Mortgage Loans;

                  (iii) to enforce due-on-sale clauses and to enter into assumption and substitution agreements as permitted by Section 8.12 hereof;

                  (iv)     to deliver instruments of satisfaction pursuant to
                           Section 8.14 hereof;


                                                                       203968.5d


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


                  (v) to make Delinquency Advances and Servicing Advances and to pay Compensating Interest, and

                  (vi)     to enforce the Mortgage Loans.

                  (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                           (ii) the Trustee shall not be liable for any error of judgment made in good faith by an Authorized Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificate Insurer or of the Owners of a majority in Percentage Interest of the Certificates of the affected Class or Classes and the Certificate Insurer relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement relating to such Certificates;

                           (iv) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement;

                           (v) Subject to the other provisions of this Agreement and without limiting the generality of this Section 10.1, the Trustee shall have no duty (A) to see any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate from funds available in the Certificate Account, (D) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties;

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                                       96

                           (vi) The Trustee shall not be accountable for the use or application of any funds paid to the Seller or the Servicer in respect of the Mortgage Loans or withdrawn from the Principal and Interest Account or the Certificate Account by the Seller or the Servicer; and

                           (vii) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or any of the events described in Section 8.20 unless a Responsible Officer of the Trustee shall have received written notice thereof or a Responsible Officer has actual knowledge thereof. In the absence of receipt of such notice, the Trustee may conclusively assume that no default or event described in
                                    Section 8.20 has occurred.

                  (d) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  (e) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (f) The permissive right of the Trustee to take actions enumerated in this Agreement shall not be construed as a duty and the Trustee shall not be answerable for other than its own negligence or willful misconduct.

                  (g) The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Agreement, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays, counsel fees and other reasonable disbursements and against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct, in connection with any action so taken.

                  Section 10.2. Removal of Trustee for Cause. (a) The Trustee may be removed pursuant to paragraph (b) hereof upon the occurrence of any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (1) the Trustee shall fail to distribute to the Owners entitled thereto on any Payment Date amounts available for distribution received by the Trustee in accordance with the terms hereof; or

                           (2) the Trustee shall fail in the performance of, or breach, any covenant or agreement of the Trustee in this Agreement, or if any representation or warranty of the Trustee made in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such failure or breach shall continue or not be cured for a period of 30 days after there shall have been given, by registered or certified mail, to the Trustee by the Seller, the Certificate Insurer or by the Owners of at least 25% of the aggregate Percentage Interests represented by the Class A Certificates then Outstanding, or, if there are no Class A Certificates then Outstanding, by such Percentage

                                                                       203968.5d

                                    Interests represented by the Class R
                                    Certificates, a written notice specifying such failure or breach and requiring it to be remedied; or

                           (3) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Trustee, and such decree or order shall have remained in force undischarged or unstayed for a period of 75 days; or

                           (4) a conservator or receiver or liquidator or sequestrator or custodian of the property of the Trustee is appointed in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Trustee or relating to all or substantially all of its property; or

                           (5) the Trustee shall become insolvent (however insolvency is evidenced), generally fail to pay its debts as they come due, file or consent to the filing of a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or take corporate action for the purpose of any of the foregoing.

                  The Seller shall give to Moody's and Standard & Poor's notice of the occurrence of any such event of which the Seller is aware.

                  (b) If any event described in Paragraph (a) occurs and is continuing, then and in every such case (i) the Certificate Insurer or
         (ii) with the prior written consent (which shall not be unreasonably withheld) of the Certificate Insurer (x) the Seller or (y) the Owners of a majority of the Percentage Interests represented by the Class A Certificates may, whether or not the Trustee resigns pursuant to
         Section 10.9 hereof, immediately, concurrently with the giving of notice to the Trustee, and without delaying the 30 days required for notice therein, appoint a successor Trustee pursuant to the terms of
         Section 10.9 hereof.

                  Section 10.3. Certain Rights of the Trustee. Except as otherwise provided in Section 10.1 hereof:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Seller, the Certificate Insurer or the Owners of any Class of Certificates mentioned herein shall be sufficiently evidenced in writing;

                  (c) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                  (d) the Trustee may consult with counsel of its selection, and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reasonable reliance thereon;

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

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Owners pursuant to this Agreement, unless such Owners shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand by the Trustee from the Servicer's own funds;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed and supervised with due care by it hereunder;

                  (h) the Trustee shall not be personally liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized by the Authorized Officer of any Person or within its rights or powers under this Agreement;

                  (i) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

                  (j) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder.

                  Section 10.4. Not Responsible for Recitals or Issuance of Certificates. The recitals and representations contained herein and in the Certificates, except any such recitals relating to the Trustee, shall be taken as the statements of the Seller, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Agreement, of the Certificates, of the Mortgage Loans or any document relating thereto other than as to validity and sufficiency of its authentication of the Certificates.

                  Section 10.5. May Hold Certificates. The Trustee or any agent of the Trust, in its individual or any other capacity, may become an Owner or pledgee of Certificates and may otherwise deal with the Trust with the same rights it would have if it were not Trustee or such agent.

                  Section 10.6. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other trust funds except to the extent required herein or required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Seller and except to the extent of income or other gain on investments which are deposits in or certificates of deposit of the Trustee in its commercial capacity and income or other gain actually received by the Trustee on Eligible Investments.

                  Section 10.7. No Lien for Fees. The Trustee shall have no lien on the Trust Estate for the payment of any fees and expenses.

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                  Section 10.8. Corporate Trustee Required; Eligibility. There
shall at all times be a Trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any State authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, subject to supervision or examination by the United States of America or any such State having a rating or ratings acceptable to the Certificate Insurer and having a long-term deposit rating of at least BBB from Standard & Poor's (or such lower rating as may be acceptable to Standard & Poor's) and at least Baa2 from Moody's (or such lower rating as may be acceptable to Moody's). If such Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall, upon the request of the Seller with the consent of the Certificate Insurer (which consent shall not be unreasonably withheld) or of the Certificate Insurer, resign immediately in the manner and with the effect hereinafter specified in this Article X.

                  Section 10.9. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article X shall become effective until the acceptance of appointment by the successor trustee under Section 10.10 hereof.

                  (b) The Trustee, or any trustee or trustees hereafter appointed, may resign at any time by giving written notice of resignation to the Seller and by mailing notice of resignation by registered mail, postage prepaid, to the Certificate Insurer and the Owners at their addresses appearing on the Register. A copy of such notice shall be sent by the resigning Trustee to Moody's and Standard & Poor's. Upon receiving notice of resignation, the Seller shall promptly appoint a successor trustee or trustees reasonably acceptable to the Certificate Insurer evidenced by its written consent by written instrument, in duplicate, executed on behalf of the Trust by an Authorized Officer of the Seller, one copy of which instrument shall be delivered to the Trustee so resigning and one copy to the successor trustee or trustees. If no successor trustee shall have been appointed by the Seller and have accepted appointment within 30 days after the giving of such notice of resignation, the Trustee shall give notice to the Certificate Insurer of such failure and the Certificate Insurer shall have an additional 30 days to appoint a successor trustee. If after such time no successor has been appointed and accepted then the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor trustee.

                  (c) If at any time the Trustee shall cease to be eligible under Section 10.8 hereof and shall fail to resign after written request therefor by the Seller or by the Certificate Insurer, the Certificate Insurer or the Seller with the written consent of the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed on behalf of the Trust by an Authorized Officer of the Seller, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

                  (d) The Owners of a majority of the Percentage Interests represented by the Class A Certificates, or, if there are no Class A Certificates then Outstanding, by such majority of the Percentage Interests represented by the Class R Certificates, may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee to be removed, to the successor trustee so appointed, to the Seller and to the Certificate Insurer, copies of the record of the act taken by the Owners, as provided for in Section 11.3 hereof.

                  (e) If the Trustee fails to perform its duties in accordance with the terms of this Agreement or becomes ineligible to serve as Trustee, the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, signed by the Certificate Insurer duly authorized, one complete set of which instruments shall be delivered to the Seller, one complete

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

         set to the Trustee so removed and one complete set to the successor Trustee so appointed. If no successor is appointed, then the removed trustee may petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Seller shall promptly appoint a successor Trustee. If within one year after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee shall be appointed by act of the Owners of a majority of the Percentage Interests represented by the Class A Certificates then Outstanding or, if there are no Class A Certificates then Outstanding, by such majority of the Percentage Interest of the Class R Certificates delivered to the Seller and the retiring Trustee, the successor Trustee so appointed shall forthwith upon its acceptance of such appointment become the successor Trustee and supersede the successor Trustee appointed by the Seller. If no successor Trustee shall have been so appointed by the Seller or the Owners and shall have accepted appointment in the manner hereinafter provided, any Owner may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

                  (g) The Seller shall give notice of any removal of the Trustee by mailing notice of such event by registered mail, postage prepaid, to the Certificate Insurer and to the Owners as their names and addresses appear in the Register. Each notice shall include the name of the successor Trustee and the address of its corporate trust office.

                  Section 10.10. Acceptance of Appointment by Successor Trustee. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Seller on behalf of the Trust, to the Certificate Insurer and to its predecessor Trustee an instrument accepting such appointment hereunder and stating its eligibility to serve as Trustee hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of its predecessor hereunder; but, on request of the Seller, the Certificate Insurer or the successor Trustee, such predecessor Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor Trustee all of the rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such Trustee so ceasing to act hereunder. Upon request of any such successor Trustee, the Seller on behalf of the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  Upon acceptance of appointment by a successor Trustee as provided in this Section, the Seller shall mail notice thereof by first-class mail, postage prepaid, to the Owners at their last addresses appearing upon the Register and to the Certificate Insurer. The Seller shall send a copy of such notice to Moody's and Standard & Poor's. If the Seller fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Trust.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor shall be qualified and eligible under this Article X.

                  Section 10.11. Merger, Conversion, Consolidation or Succession to Business of the Trustee. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party or any corporation or association succeeding to all or substantially all of the corporate trust business of the Trustee shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such

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



corporation or association shall be otherwise qualified and eligible under this
Article X. In case any Certificates have been executed, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such Trustee may adopt such execution and deliver the Certificates so executed with the same effect as if such successor Trustee had itself executed such Certificates.

                  Section 10.12. Reporting; Withholding. The Trustee shall timely provide to the Owners the Internal Revenue Service's Form 1099 and any other statement required by applicable Treasury regulations as determined by the Seller and shall withhold, as required by applicable law, federal, state or local taxes, if any, applicable to distributions to the Owners, including but not limited to backup withholding under Section 3406 of the Code and the withholding tax on distributions to foreign investors under Sections 1441 and 1442 of the Code.

                  Section 10.13. Liability of the Trustee. The Trustee shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Trustee herein. Neither the Trustee nor any of the directors, officers, employees or agents of the Trustee shall be under any liability on any Certificate or otherwise to any Account, the Seller, the Servicer or any Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Trustee or any such Person against any liability which would otherwise be imposed by reason of negligent action, negligent failure to act or bad faith in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Subject to the foregoing sentence, the Trustee shall not be liable for losses on investments of amounts in any Account (except for any losses on investments on the amounts in the Certificate Account). In addition, the Seller and the Servicer covenant and agree to indemnify the Trustee and the Certificate Insurer, and the Seller covenants and agrees to indemnify the Servicer when the Trustee is acting as Servicer, from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses (including legal fees and expenses) other than those resulting from the negligence or bad faith of the Trustee. In the event that the Trustee (or the Servicer, when the Trustee is acting in such capacity) delivers written demand for indemnification pursuant to this Section 10.13 to the Seller and/or the Servicer, as applicable, and the Seller and the Servicer fail, within 30 days of the delivery of such demand, to reimburse the Trustee for any such loss, liability, damage, claim or expense (or to affirmatively assume in writing the defense of any action asserting liability of or claim against the Trustee and to provide to the Trustee reasonable evidence of the Seller's or the Servicer's, as the case may be, ability to pay for the defense of any such action and any resulting loss, liability, claim or expense), then such loss, liability, damage, claim or expense shall be an obligation of the Trust, and the Trustee shall be entitled to be reimbursed therefor out of the Certificate Account as provided in Section 7.5(d) hereof. The Trustee and the Certificate Insurer and any director, officer, employee or agent thereof may rely and shall be protected in acting or refraining from acting in good faith on any certificate, notice or other document of any kind prima facie properly executed and submitted by the Authorized Officer of any Person respecting any matters arising hereunder. Provisions of this Section
10.13 shall survive the termination of this Agreement.

                  Section 10.14. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or Property may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Certificate Insurer to act as co-Trustee or co-Trustees, jointly with the Trustee, of all or any part of the Trust Estate or separate Trustee or separate Trustees of any part of the Trust Estate and to vest in such Person or Persons, in such capacity and for the benefit of the Owners, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this
Section 10.14, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case any event indicated in Sections 8.20(a) or 8.20(b) shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment (with the written consent of the Certificate Insurer). No co-Trustee or separate Trustee hereunder shall be required to meet

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

the terms of eligibility as a successor Trustee under Section 10.8 and no notice to Owner of the appointment of any co-Trustee or separate Trustee shall be required under Section 10.8.

                  Every separate Trustee and co-Trustee shall, to the extent permitted, be appointed and act subject to the following provisions and conditions:

                           (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate Trustee or co-Trustee jointly (it being understood that such separate Trustee or co-Trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Trustee or co-Trustee, but solely at the direction of the Trustee;

                           (ii) No co-Trustee hereunder shall be held personally liable by reason of any act or omission of any other co-Trustee hereunder; and

                           (iii) The Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate Trustee or co-Trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate Trustees and co-Trustees, as effectively as if given to each of them. Every instrument appointing any separate Trustee or co-Trustee shall refer to this Agreement and the conditions of this Section 10.14. Each separate Trustee and co-Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of or affording protection to the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

                  Any separate Trustee or co-Trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Trustee or co-Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

                  The Trustee shall give to Moody's, the Seller and the Certificate Insurer notice of the appointment of any Co-Trustee or separate Trustee.


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



                                   ARTICLE XI

                                  MISCELLANEOUS

                  Section 11.1. Compliance Certificates and Opinions. Upon any application or request by the Seller, the Certificate Insurer or the Owners to the Trustee to take any action under any provision of this Agreement, the Seller, the Certificate Insurer or the Owners, as the case may be, shall furnish to the Trustee a certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of any documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate need be furnished.

                  Except as otherwise specifically provided herein, each certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; and

                  (c) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  Section 11.2. Form of Documents Delivered to the Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate of an Authorized Officer of the Trustee may be based, insofar as it relates to legal matters, upon an opinion of counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the opinion is erroneous. Any such certificate of an Authorized Officer of the Trustee or any opinion of counsel may be based, insofar as it relates to factual matter upon a certificate or opinion of, or representations by, one or more Authorized Officers of the Seller or of the Servicer, stating that the information with respect to such factual matters is in the possession of the Seller or of the Servicer, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may also be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Trustee, stating that the information with respect to such matters is in the possession of the Trustee, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may be based on the written opinion of other counsel, in which event such opinion of counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

                  Section 11.3. Acts of Owners. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Owners may be

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


embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Owners in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Seller. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

                  (c) The ownership of Certificates shall be proved by the Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Owner of any Certificate shall bind the Owner of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificates.

                  Section 11.4. Notices, etc. to Trustee. Any request, demand, authorization, direction, notice, consent, waiver or act of the Owners or other documents provided or permitted by this Agreement to be made upon, given or furnished to or filed with the Trustee by any Owner, the Certificate Insurer or by the Seller shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Trustee at its corporate trust office as set forth in Section 2.2 hereof.

                  Section 11.5. Notices and Reports to Owners; Waiver of Notices. Where this Agreement provides for notice to Owners of any event or the mailing of any report to Owners, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Owner affected by such event or to whom such report is required to be mailed, at the address of such Owner as it appears on the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Owners is mailed in the manner provided above, neither the failure to mail such notice or report nor any defect in any notice or report so mailed to any particular Owner shall affect the sufficiency of such notice or report with respect to other Owners, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

                  Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Owners shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Owners when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                  Where this Agreement provides for notice to any rating agency that rated any Certificates, failure to give such notice shall not affect any other rights or obligations created hereunder.

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                                      105

                  Section 11.6. Rules by Trustee and the Seller. The Trustee may make reasonable rules for any meeting of Owners. The Seller may make reasonable rules and set reasonable requirements for its functions.

                  Section 11.7. Successors and Assigns. All covenants and agreements in this Agreement by any party hereto shall bind its successors and assigns, whether so expressed or not.

                  Section 11.8. Severability. In case any provision in this Agreement or in the Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 11.9. Benefits of Agreement. Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Owners, the Certificate Insurer and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

                  Section 11.10. Legal Holidays. In any case where the date of any Remittance Date, any Payment Date, any other date on which any distribution to any Owner is proposed to be paid or any date on which a notice is required to be sent to any Person pursuant to the terms of this Agreement shall not be a Business Day, then (notwithstanding any other provision of the Certificates or this Agreement) payment or mailing need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Remittance Date, such Payment Date or such other date for the payment of any distribution to any Owner or the mailing of such notice, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

                  Section 11.11. Governing Law. In view of the fact that Owners are expected to reside in many states and outside the United States and the desire to establish with certainty that this Agreement will be governed by and construed and interpreted in accordance with the law of a state having a well-developed body of commercial and financial law relevant to transactions of the type contemplated herein, this Agreement and each Certificate shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, without regard to the conflicts of law principles thereof.

                  Section 11.12.Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 11.13. Usury. The amount of interest payable or paid on any Certificate under the terms of this Agreement shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of New York or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable New York laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Certificate exceeds the Highest Lawful Rate, the Trust stipulates that such excess amount will be deemed to have been paid to the Owner of such Certificate as a result of an error on the part of the Trustee acting on behalf of the Trust and the Owner receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Trustee on behalf of the Trust, refund the amount of such excess or, at the option of such Owner, apply the excess to the payment of principal of such Certificate, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Trustee for the benefit of Owners of Certificates for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Certificates.

                  Section 11.14. Amendment. (a) The Trustee, the Seller, the Oversight Agent and the Servicer, may at any time and from time to time, with the prior approval of the Certificate Insurer but

                                                                       203968.5d
without the giving of notice to or the receipt of the consent of the Owners, amend this Agreement for the purposes of (i) removing the restriction against the transfer of a Class R Certificate to a Disqualified Organization (as such term is defined in the Code) if accompanied by an opinion of counsel experienced in federal income tax matters addressed to the Certificate Insurer and the Trustee that there is or will be no adverse effect as a result of such amendment, (ii) complying with the requirements of the Code including any amendments necessary to maintain the treatment of the Trust (other than the Non-REMIC Accounts) as a REMIC hereunder, (iii) curing any ambiguity and (iv) correcting or supplementing any provisions of this Agreement which are inconsistent with any other provisions of this Agreement or adding provisions to this Agreement which are not inconsistent with the provisions of this Agreement;
(v) adding any other provisions with respect to matters or questions arising under this Agreement; or (vi) for any other purpose, provided that in the case of clause (vi), (A) prior to the effectiveness of such amendment, the Seller delivers an opinion of counsel acceptable to the Trustee and the Certificate Insurer that such amendment will not adversely affect in any material respect the interest of the Owners and the Certificate Insurer and (B) such amendment will not result in a withdrawal or reduction of the rating of the Class A Certificates without regard to the Certificate Insurance Policies. Notwithstanding anything to the contrary, no such amendment shall (a) change in any manner the amount of, or delay the timing of, payments which are required to be distributed to any Owner without the consent of the Owner of such Certificate, (b) change the percentages of Percentage Interest which are required to consent to any such amendments, without the consent of the Owners of all Certificates of the Class or Classes affected then outstanding or (c) which affects in any manner the terms or provisions of the related Certificate Insurance Policy.

                  (b) This Agreement may be amended from time to time by the Servicer, the Seller, the Oversight Agent and the Trustee with the consent of the Certificate Insurer (which consent shall not be withheld if, in an opinion of counsel addressed to the Trustee and the Certificate Insurer, failure to amend would adversely affect the interests of the Owners) and the Owners of 66 2/3% of the Class A Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Owners; provided, however, that no such amendment shall be made that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Owner of such Certificate or reduce the percentage for each Class the Owners of which are required to consent to any such amendment without the consent of the Owners of 100% of each affected Class of Certificates.

                  (c) Each proposed amendment to this Agreement shall be accompanied by an opinion of counsel nationally recognized in federal income tax matters and reasonably acceptable to the Certificate Insurer addressed to the Trustee and to the Certificate Insurer to the effect that such amendment would not adversely affect the status of the Trust (other than the Non-REMIC Accounts) as a REMIC.

                  (d) The Certificate Insurer, the Owners, Moody's and Standard & Poor's shall be provided with copies of any amendments to this Agreement, together with copies of any opinions or other documents or instruments executed in connection therewith.

                  Section 11.15. REMIC Status; Taxes. (a) The Tax Matters Person shall prepare and file or cause to be filed with the Internal Revenue Service federal tax or information returns with respect to the Trust and the Certificates containing such information and at the times and in such manner as may be required by the Code or applicable Treasury regulations and shall furnish to Owners such statements or information at the times and in such manner as may be required thereby. For this purpose, the Tax Matters Person may, but need not, rely on any proposed regulations of the United States Department of the Treasury. The Tax Matters Person shall indicate the election to treat the Trust (other than the Non-REMIC Accounts) as a REMIC (which election shall apply to the taxable period ending December 31, 1999 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe. First Alliance Portfolio Services, Inc., as Tax Matters Person appointed pursuant to Section 11.17 hereof, shall sign all tax

                                                                       203968.5d
information returns filed pursuant to this Section 11.15. The Tax Matters Person shall provide information necessary for the computation of tax imposed on the transfer of a Class R Certificate to a Disqualified Organization, an agent of a Disqualified Organization or a pass-through entity in which a Disqualified Organization is the record holder of an interest. The Tax Matters Person shall provide the Trustee with copies of any Federal tax or information returns filed, or caused to be filed, by the Tax Matters Person with respect to the Trust or the Certificates.

                  (b) The Tax Matters Person shall timely file all reports required to be filed by the Trust with any federal, state or local governmental authority having jurisdiction over the Trust, including other reports that must be filed with the Owners, such as the Internal Revenue Service's Form 1066 and Schedule Q and the form required under
         Section 6050K of the Code, if applicable to REMICs. Furthermore, the Tax Matters Person shall report to Owners, if required, with respect to the allocation of expenses pursuant to Section 212 of the Code in accordance with the specific instructions to the Tax Matters Person by the Seller with respect to such allocation of expenses. The Tax Matters Person shall collect any forms or reports from the Owners determined by the Seller to be required under applicable federal, state and local tax laws.

                  (c) The Tax Matters Person shall provide to the Internal Revenue Service and to persons described in Section 860E(e)(3) and (6) of the Code the information described in Proposed Treasury Regulation
         Section 1.860D-1(b)(5)(ii), or any successor regulation thereto. Such information will be provided in the manner described in Proposed Treasury Regulation Section 1.860E(2)(a)(5), or any successor regulation thereto.

                  (d) The Seller covenants and agrees that within ten Business Days after the Startup Day it shall provide to the Tax Matters Person any information necessary to enable the Tax Matters Person to meet its obligations under subsections (b) and (c) above.

                  (e) The Trustee, the Seller and the Servicer each covenants and agrees for the benefit of the Owners and the Certificate Insurer
         (i) to take no action which would result in the termination of "REMIC" status for the Trust (other than the Non-REMIC Accounts) (ii) not to engage in any "prohibited transaction", as such term is defined in
         Section 860F(a)(2) of the Code and (iii) not to engage in any other action which may result in the imposition on the Trust of any other taxes under the Code.

                  (f) The Trust shall, for federal income tax purposes, maintain books on a calendar year basis and report income on an accrual basis.

                  (g) Except as otherwise permitted by Section 7.6(b) hereof, no Eligible Investment shall be sold prior to its stated maturity (unless sold pursuant to a plan of liquidation in accordance with Article IX hereof).

                  (h) Neither the Seller nor the Trustee shall enter into any arrangement by which the Trustee will receive a fee or other compensation for services rendered pursuant to this Agreement, which fee or other compensation is paid from the Trust Estate, other than as expressly contemplated by this Agreement.

                  (i) Notwithstanding the foregoing clauses (g) and (h), the Trustee or the Seller may engage in any of the transactions prohibited by such clauses, provided that the Trustee shall have received an opinion of counsel experienced in federal income tax matters and reasonably acceptable to the Certificate Insurer, which opinion shall not be at the expense of the Trustee, to the effect that such transaction does not result in a tax imposed on the Trustee or cause a termination of REMIC status for the Trust (other than the Non-REMIC Accounts); provided, however, that such transaction is otherwise permitted under this Agreement.


                                                                       203968.5d

                  Section 11.16. Additional Limitation on Action and Imposition of Tax. (a) Any provision of this Agreement to the contrary notwithstanding, the Trustee shall not, without having obtained an opinion of counsel experienced in federal income tax matters and reasonably acceptable to the Certificate Insurer, which opinion shall not be at the expense of the Trustee, to the effect that such transaction does not result in a tax imposed on the Trust or cause a termination of REMIC status for the Trust (other than the Non-REMIC Accounts),
(i) sell any assets in the Trust Estate, (ii) accept any contribution of assets after the Startup Day or (iii) agree to any modification of this Agreement.

                  (b) In the event that any tax is imposed on "prohibited transactions" of the Trust as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" as defined in
         Section 860G(c) of the Code, on any contribution to the Trust after the Startup Day pursuant to Section 860G(d) of the Code or any other tax (other than any minimum tax imposed by Sections 23151(a) or 23153(a) of the California Revenue and Taxation Code) is imposed, such tax shall be paid by (i) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement,
         (ii) the Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement or (iii) the Owners of the Class R Certificates in proportion to their Percentage Interests. To the extent such tax is chargeable against the Owners of the Class R Certificates, notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Owners of the Class R Certificates on any Payment Date sufficient funds to reimburse the Trustee for the payment of such tax (to the extent that the Trustee has not been previously reimbursed or indemnified therefor). The Trustee agrees to first seek indemnification for any such tax payment from any indemnifying parties before reimbursing itself from amounts otherwise distributable to the Owners of the Class R Certificates.

                  Section 11.17. Appointment of Tax Matters Person. A Tax Matters Person will be appointed for the Trust for all purposes of the Code, and such Tax Matters Person will perform, or cause to be performed through agents, such duties and take, or cause to be taken, such actions as are required to be performed or taken by the Tax Matters Person under the Code. The Tax Matters Person for the Trust shall be First Alliance Portfolio Services, Inc. as long as it owns a Class R Certificate or, if First Alliance Portfolio Services, Inc. does not own a Class R Certificate, may be any other entity selected by First Alliance Portfolio Services, Inc. that owns a Class R Certificate.

                  Section 11.18. The Certificate Insurer. The Certificate Insurer is a third-party beneficiary of this Agreement. Any right conferred to the Certificate Insurer shall be suspended during any period in which the Certificate Insurer is in default in its payment obligations under the Certificate Insurance Policies. During any period of suspension the Certificate Insurer's rights hereunder shall vest in the Owners of the Class A Certificates and shall be exercisable by the Owners of at least a majority in Percentage Interest of the Class A Certificates then Outstanding. At such time as the Class A Certificates are no longer Outstanding hereunder and the Certificate Insurer has been reimbursed for all Insured Payments to which it is entitled hereunder, the Certificate Insurer's rights hereunder shall terminate.

                  Section 11.19. Maintenance of Records. Each Owner of a Class R Certificate shall each continuously keep an original executed counterpart of this Agreement in its official records.

                  Section 11.20. Notices. All notices hereunder shall be given as follows, until any superseding instructions are given to all other Persons listed below:

         The Trustee:               Norwest Bank Minnesota, National Association
                                    Sixth Street and Marquette Avenue
                                    Minneapolis, Minnesota  55479-0113
                                    Attention:  First Alliance 1999-2
                                    Tel:  (612) 667-9764


                                                                       203968.5d
                                    with a copy to:

                                    Norwest Bank Minnesota, National Association
                                    11000 Broken Land Parkway
                                    Columbia, Maryland  21044-3562
                                    Attention:  First Alliance 1999-2
                                    Tel:  (410) 884-2086
                                    Fax:  (410) 884-2360

         The Seller:                First Alliance Mortgage Company
         ----------                 17305 Von Karman Avenue
                                    Irvine, California  92614-6203
                                    Attention:  Director, Secondary Marketing
                                    Tel:  (949) 224-8378
                                    Fax:  (949) 224-8366

         The Servicer:              First Alliance Mortgage Company
         ------------               17305 Von Karman Avenue
                                    Irvine, California  92614-6203
                                    Attention: Manager, Investor Reporting
                                    Tel:  (714) 224-8585
                                    Fax:  (714) 224-8366

         The Oversight Agent:       Norwest Bank Minnesota, National Association
         -------------------        11000 Broken Land Parkway
                                    Columbia, Maryland  21044-3562
                                    Attention:  First Alliance 1999-2
                                    Tel:  (410) 884-2086
                                    Fax:  (410) 884-2360

         The Certificate
         Insurer:                   MBIA Insurance Corporation
         ---------------            113 King Street
                                    Armonk, New York  10504
                                    Attention:  Insured Portfolio Management -
                                                Structured Finance (IPM-SF)
                                                First Alliance Mortgage Loan
                                                Trust 1999-2
                                    Tel:  (914) 765-3781
                                    Fax:  (914) 765-3810

         Moody's:                   Moody's Investors Service
         -------                    99 Church Street
                                    New York, New York  10007
                                    Attention:  The Home Equity Monitoring
                                                Department

         Standard & Poor's:         Standard & Poor's Ratings Services,
         -----------------          a division of The McGraw-Hill Companies
                                    25 Broadway
                                    New York, New York  10004
                                    Attention:  Residential Mortgage
                                                Surveillance Dept.


                                                                       203968.5d

         Underwriter:               Lehman Brothers Inc.
         -----------                Three World Financial Center
                                    New York, New York  10285
                                    Attention:  Samir Tabet
                                    Tel:  (212) 526-7512
                                    Fax:  (212) 526-8579


                                                                       203968.5d

                  IN WITNESS WHEREOF, the Seller, the Servicer, the Oversight Agent and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                      FIRST ALLIANCE MORTGAGE COMPANY,
                                        as Seller



                                      By:   /s/ Francisco Nebot
                                            ------------------------------------
                                            Name:  Francisco Nebot
                                            Title: Executive Vice President, CFO



                                      FIRST ALLIANCE MORTGAGE COMPANY,
                                        as Servicer



                                      By:   /s/ Francisco Nebot
                                            ------------------------------------
                                            Name:  Francisco Nebot
                                            Title: Executive Vice President, CFO



                                      NORWEST BANK MINNESOTA, NATIONAL
                                      ASSOCIATION, as Trustee



                                      By:   /s/ Peter A. Gobell
                                            ------------------------------------
                                            Name:  Peter A. Gobell
                                            Title: Trust Officer



                                      NORWEST BANK MINNESOTA, NATIONAL
                                      ASSOCIATION, as Oversight Agent



                                      By:   /s/ Peter A. Gobell
                                            -----------------------------------
                                            Name:  Peter A. Gobell
                                            Title: Trust Officer


                                                                       203968.5d

STATE OF CALIFORNIA                 )
                                    )  ss.:
COUNTY OF ORANGE                    )


                  On the 14th day of June 1999, before me, a Notary Public, personally appeared Francisco Nebot, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                  WITNESS my hand and official seal.


                                                       /s/ Heidi R. Hopper
                                                       ------------------------
                                                           [NOTARIAL SEAL]

                                                                       203968.5d

WASHINGTON                          )
                                    )  ss.:
DISTRICT OF COLUMBIA                )


                  On the 16th day of June 1999, before me, personally came
Peter A. Gobell, to me known, who being by me duly sworn did depose and say that his office is located at 11000 Broken Land Parkway, Columbia, MD 21044-3562; that he is a Trust Officer of Norwest Bank Minnesota, National Association, the national banking association described herein that executed the above instrument as Trustee and Oversight Agent; and that he signed his name thereto under the authority granted by the Board of Directors of said national banking association.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this Certificate first above written.

                                                       /s/ Tracy A. Holden
                                                       ------------------------
                                                           [NOTARIAL SEAL]

                                                                       203968.5d